As filed with the Securities and Exchange Commission on February 25, 2003

                                                       Registration No. 2-14069
                                                               File No. 811-810
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                        |X|

                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 95                   |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    |X|

                                AMENDMENT NO. 43                           |X|

                        (CHECK APPROPRIATE BOX OR BOXES.)

                               -------------------

                               PHOENIX SERIES FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -------------------

                        101 MUNSON STREET, GREENFIELD, MA           01301
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
                          REGISTRANT'S TELEPHONE NUMBER

                               -------------------


                             RICHARD J. WIRTH, ESQ.
          VICE PRESIDENT AND INSURANCE AND INVESTMENT PRODUCTS COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                               -------------------


         IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
            [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
            |X| ON FEBRUARY 28, 2003 PURSUANT TO PARAGRAPH (B), OR
            [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I)
            [ ] ON        PURSUANT TO PARAGRAPH (A)(I)
            [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II)
            [ ] ON        PURSUANT TO PARAGRAPH (A)(II) OF RULE 485

         IF APPROPRIATE, CHECK THE FOLLOWING BOX:
            [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
                FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


================================================================================

                               PHOENIX SERIES FUND

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                                         PROSPECTUS CAPTION
-----------------------------                                                         ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges;
                                                                        Your Account; How to Buy Shares; How to Sell
                                                                        Shares; Things You Should Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status
                                                                        of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                      PART B
                            INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements


                                     PART C
                INFORMATION REQUIRED TO BE INCLUDED IN PART C IS
                      SET FORTH UNDER THE APPROPRIATE ITEM,
                         SO NUMBERED, IN PART C OF THIS
                             REGISTRATION STATEMENT.

                                                                      Prospectus

      February 28, 2003


        -----------
        DUFF&PHELPS
        -----------

        Phoenix-Duff & Phelps
        Core Bond Fund



        ENGEMANN

        Phoenix-Engemann
        Aggressive Growth Fund

        Phoenix-Engemann
        Capital Growth Fund



        GOODWIN

        Phoenix-Goodwin
        High Yield Fund

        Phoenix-Goodwin
        Money Market Fund



        OAKHURST(R)

        Phoenix-Oakhurst   Neither the Securities and Exchange Commission
        Balanced Fund      nor any state securities commission has approved
                           or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           This prospectus contains important information that you should know before investing in Phoenix-Duff & Phelps Core Bond Fund,
                           Phoenix-Engemann Aggressive Growth Fund,
                           Phoenix-Engemann Capital Growth Fund,
                           Phoenix-Goodwin High Yield Fund, Phoenix-
                           Goodwin Money Market Fund, and Phoenix-
                           Oakhurst Balanced Fund. Please read it carefully and retain it for future reference.
[LOGO]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A MEMBER OF THE PHOENIX COMPANIES, INC.

            PHOENIX SERIES FUND
--------------------------------------------------------------------------------


            TABLE OF CONTENTS

            Phoenix-Duff & Phelps Core Bond Fund
               Investment Risk and Return Summary........................     1
               Fund Expenses.............................................     4
               Management of the Fund....................................     5
            Phoenix-Engemann Aggressive Growth Fund
               Investment Risk and Return Summary........................     6
               Fund Expenses.............................................     9
               Management of the Fund....................................    10
            Phoenix-Engemann Capital Growth Fund
               Investment Risk and Return Summary........................    12
               Fund Expenses.............................................    15
               Management of the Fund....................................    16
            Phoenix-Goodwin High Yield Fund
               Investment Risk and Return Summary........................    18
               Fund Expenses.............................................    23
               Management of the Fund....................................    24
            Phoenix-Goodwin Money Market Fund
               Investment Risk and Return Summary........................    26
               Fund Expenses.............................................    29
               Management of the Fund....................................    30
            Phoenix-Oakhurst Balanced Fund
               Investment Risk and Return Summary........................    32
               Fund Expenses.............................................    36
               Management of the Fund....................................    37
            Additional Investment Techniques.............................    38
            Pricing of Fund Shares.......................................    41
            Sales Charges................................................    42
            Your Account.................................................    45
            How to Buy Shares............................................    47
            How to Sell Shares...........................................    47
            Things You Should Know When Selling Shares...................    48

            Account Policies.............................................    50

            Investor Services............................................    51
            Tax Status of Distributions..................................    52
            Financial Highlights.........................................    53

PHOENIX-DUFF & PHELPS CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Duff & Phelps Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in investment grade debt securities of U.S. issuers. Investment grade debt securities are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser believes are of comparable quality.

> The fund intends to maintain an average credit quality of investments of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's.

>        The fund may invest in corporate bonds, short-term instruments, U.S.
         Government securities, mortgage-backed and asset-backed securities, Collateralized Mortgage Obligations (CMOs) and municipal securities.

> Using a top-down investment process, the adviser formulates an economic outlook, which leads to forecasted behavior of interest rates. To select securities for portfolio investment, the adviser seeks to identify those securities that offer an attractive yield while maintaining high credit quality. For buy and sell decisions, the adviser utilizes fundamental economic and credit research. Within the mortgage-backed and Treasury sectors, the buy and sell discipline relies on the use of financial models to ascertain relative value.

>        Debt securities selected for investment may be of any maturity.
         However, it is intended that fund investments will have an average maturity of between five and 10 years.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

                                          Phoenix-Duff & Phelps Core Bond Fund 1

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES AND CMOS

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

2 Phoenix-Duff & Phelps Core Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
   1993                  7.95
   1994                 -3.34
   1995                 17.24
   1996                  1.93
   1997                  9.19
   1998                  6.56
   1999                 -2.96
   2000                  9.39
   2001                  7.58
   2002                  5.22

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.09% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.73% (quarter ending March 31,
1994).


------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION(2)
    AVERAGE ANNUAL TOTAL RETURNS                                                          ----------------
   (FOR THE PERIODS ENDED 12/31/02)(1)        1 YEAR       5 YEARS       10 YEARS         CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
   Class A
------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                     0.22%        4.05%          5.20%          --            --
------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(3) -2.22%        1.47%          2.73%          --            --
------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions     0.09%        1.91%          2.89%          --            --
       and Sale of Fund Shares(3)
------------------------------------------------------------------------------------------------------------------
   Class B
------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                     0.51%        4.28%           --           4.81%          --
------------------------------------------------------------------------------------------------------------------
   Class C
------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                     4.43%         --             N/A           --           5.96%
------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(4)    10.26%        7.55%          7.51%        7.45(5)       9.35(6)
------------------------------------------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class B Shares since February 24, 1994 and Class C Shares since October 12, 1999.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.
(5) Index performance since February 28, 1994.
(6) Index performance since October 29, 1999.


                                          Phoenix-Duff & Phelps Core Bond Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               -------          -------           -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None              None             None

Redemption Fee                                                  None              None             None

Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------
                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               -------          -------           -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.45%            0.45%             0.45%

Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%

Other Expenses                                                  0.45%            0.45%             0.45%
                                                                ----             ----              ----

TOTAL ANNUAL FUND OPERATING EXPENSES                            1.15%            1.90%             1.90%
                                                                ====             ====              ====

----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4 Phoenix-Duff & Phelps Core Bond Fund

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class A            $587            $823            $1,078          $1,806
--------------------------------------------------------------------------------
   Class B            $593            $797            $1,026          $2,027
--------------------------------------------------------------------------------
   Class C            $293            $597            $1,026          $2,222
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class B            $193            $597            $1,026          $2,027
--------------------------------------------------------------------------------
   Class C            $193            $597            $1,026          $2,222
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as investment adviser to eight mutual funds and as adviser to institutional clients. As of December 31, 2002, Duff & Phelps had approximately $6.2 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------

                      1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------

 Management Fee          0.45%                  0.40%                   0.35%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $581,814. The ratio of management fees to average net assets for the fiscal year ended October 31, 2002 was 0.45%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of fixed income investment professionals.

                                          Phoenix-Duff & Phelps Core Bond Fund 5

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Engemann Aggressive Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 65% of its assets in equity securities, including common and preferred stocks, and securities convertible into common stocks.


> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined investment in stocks of companies that the subadviser believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have potential for substantial earnings growth and have strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term.

> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

> Companies selected for fund investment may be of any size but the fund tends to invest more in small and medium capitalization companies. Generally, the fund will look to the Russell universe, its comparative benchmark, to delineate among small, medium and large capitalization growth companies.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

6 Phoenix-Engemann Aggressive Growth Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

                                       Phoenix-Engemann Aggressive Growth Fund 7

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Aggressive Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
   1993                 11.58
   1994                 -3.92
   1995                 51.71
   1996                 11.09
   1997                 19.37
   1998                 30.44
   1999                 83.65
   2000                -17.30
   2001                -36.45
   2002                -32.02

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ending December 31, 1999) and the lowest return for a quarter was -36.28% (quarter ending March 31, 2001).


------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION(2)
   AVERAGE ANNUAL TOTAL RETURNS                                                              ------------------
   (FOR THE PERIODS ENDED 12/31/02)(1)                  1 YEAR       5 YEARS     10 YEARS     CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------
   Class A
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                               -35.93%      -4.21%        5.69%        --        --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)            -35.93%      -5.07%        2.57%        --        --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale      -22.06%      -2.79%        3.65%        --        --
      of Fund Shares(3)
------------------------------------------------------------------------------------------------------------------
   Class B
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                               -35.25%      -3.80%         --         5.70%      --
------------------------------------------------------------------------------------------------------------------
   Class C
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                               -32.55%        --           --          --      -31.39%
------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(4)                                     -22.10%      -0.56%        9.37%      10.13%    -16.00%
------------------------------------------------------------------------------------------------------------------
   Russell Midcap Growth Index(5)                       -27.41%      -1.82%        6.71%       7.28%    -20.81%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class B Shares since July 21, 1994 and Class C Shares since January 2, 2001.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The Russell Midcap Growth Index is an unmanaged commonly used measure of total return performance of mid-capitalization growth-oriented stocks. The stocks are also members of the Russell 1000 Growth Index. Index performance does not reflect sales charges.


8 Phoenix-Engemann Aggressive Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a percentage
of offering price)                                                    5.75%          None           None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                   None          5%(a)         1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends            None          None           None

Redemption Fee                                                         None          None           None

Exchange Fee                                                           None          None           None
                                                                  --------------------------------------------

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                       0.82%          0.82%         0.82%

Distribution and Service (12b-1) Fees(c)                              0.25%          1.00%         1.00%

Other Expenses                                                        0.44%          0.44%         0.44%
                                                                      ----           ----          ----

TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.51%          2.26%         2.26%
                                                                      ====           ====          ====
----------------------


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       Phoenix-Engemann Aggressive Growth Fund 9

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A           $720           $1,025          $1,351          $2,273
--------------------------------------------------------------------------------
   Class B           $629             $906          $1,210          $2,407
--------------------------------------------------------------------------------
   Class C           $329             $706          $1,210          $2,595
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B           $229            $706            $1,210          $2,407
--------------------------------------------------------------------------------
   Class C           $229            $706            $1,210          $2,595
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND


THE ADVISERS

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2002, Phoenix had $21.1 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to four mutual fund and acts as investment adviser to institutions and individuals. As of December 31, 2002, Engemann had $4.0 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

10 Phoenix-Engemann Aggressive Growth Fund

--------------------------------------------------------------------------------
                       1st $50 million    Next $450 million   Over $500 million
--------------------------------------------------------------------------------
 Management Fee             0.90%               0.80%               0.70%
--------------------------------------------------------------------------------

Phoenix pays Engemann a subadvisory fee at the following rates:

---------------------------------------------------------------------------------------------------
                                          $50 million to     $262 million to          Over
                       1st $50 million     $262 million        $500 million       $500 million
---------------------------------------------------------------------------------------------------
 Subadvisory Fee            0.40%              0.30%              0.45%               0.35%
---------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $2,040,832. The ratio of management fees to average net assets for the fiscal year ended October 31, 2002 was 0.82%.


PORTFOLIO MANAGEMENT

Roger Engemann and Gretchen Lash oversee the research and portfolio management function at Engemann. The portfolio manager named below is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception; he earned the right to use the Chartered Financial Analyst designation in 1972. Ms. Lash is the Chief Investment Officer for Engemann. Before joining Engemann in October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co., where she oversaw approximately $1 billion in large-cap growth institutional accounts, managed accounts and mutual funds. Ms. Lash is a regular panelist on PBS television's Wall $treet Week with Louis Rukeyser. She earned the right to use the Chartered Financial Analyst designation in 1992.

Jim Chen serves as the portfolio manager of the fund and as such is responsible for the day-to-day management of the fund's portfolio. Mr. Chen is a Vice President of Engemann and has been with Engemann since 1994. Mr. Chen earned the right to use the Chartered Financial Analyst designation in 1994.

                                      Phoenix-Engemann Aggressive Growth Fund 11

PHOENIX-ENGEMANN CAPITAL GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Engemann Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 65% of its assets in the common stock of companies believed by the subadviser to have appreciation potential.


> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadviser believes have the ability to increase their profits year after year at a faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


If you invest in this fund, you risk losing your investment.


12 Phoenix-Engemann Capital Growth Fund

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

                                         Phoenix-Engemann Capital Growth Fund 13

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
   1993                  4.35
   1994                 -1.60
   1995                 33.98
   1996                 14.68
   1997                 23.30
   1998                 29.65
   1999                 29.01
   2000                -18.14
   2001                -35.18
   2002                -25.41

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ending December 31, 1999) and the lowest return for a quarter was -29.53% (quarter ending September 30, 2001).


-----------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                                                ---------------
   (FOR THE PERIODS ENDED 12/31/02)(1)                  1 YEAR       5 YEARS       10 YEARS      CLASS B(2)
-----------------------------------------------------------------------------------------------------------------
   Class A
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                              -29.70%        -9.00%        1.96%             --
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)           -29.70%        -9.96%        -0.29%            --
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale     -18.23%        -6.16%        1.58%             --
      of Fund Shares(3)
-----------------------------------------------------------------------------------------------------------------
   Class B
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                              -28.93%        -8.61%          --             2.03%
-----------------------------------------------------------------------------------------------------------------
   S&P 500 Index(4)                                    -22.10%        -0.56%        9.37%           10.06%
-----------------------------------------------------------------------------------------------------------------
   S&P Barra Growth Index(5)                           -23.59%        -1.08%        8.79%           10.82%
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Since July 15, 1994.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The S&P Barra Growth Index is a measure of total return performance of companies with lower book-to-price ratios. Index performance does not reflect sales charges.


14 Phoenix-Engemann Capital Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None

Redemption Fee                                                       None                        None

Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.69%                      0.69%

Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%

Other Expenses                                                       0.35%                      0.35%
                                                                     ----                       ----

TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.29%                      2.04%
                                                                     ====                       ====


--------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         Phoenix-Engemann Capital Growth Fund 15

--------------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A          $699          $960           $1,242          $2,042
--------------------------------------------------------------------------------
   Class B          $607          $840           $1,098          $2,176
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B         $207          $640            $1,098          $2,176
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2002, Phoenix had $21.1 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to four mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2002, Engemann had $4.0 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                        $1+ billion
                     1st billion     through $2 billion       $2+ billion
--------------------------------------------------------------------------------
 Management Fee         0.70%              0.65%                 0.60%
--------------------------------------------------------------------------------

16 Phoenix-Engemann Capital Growth Fund

Phoenix pays Engemann a subadvisory fee at the following rates, subject to a minimum fee of $3 million.


--------------------------------------------------------------------------------
                                   Up to
                                 $3 billion               $3+ billion
--------------------------------------------------------------------------------
 Subadvisory Fee                   0.10%                     0.30%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $7,603,300. The ratio of management fees to average net assets for the fiscal year ended October 31, 2002 was 0.69%.


PORTFOLIO MANAGEMENT

Roger Engemann and Gretchen Lash oversee the research and portfolio management function at Engemann. The portfolio managers named below are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception; he earned the right to use the Chartered Financial Analyst designation in 1972. Ms. Lash is the Chief Investment Officer for Engemann. Before joining Engemann in October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co., where she oversaw approximately $1 billion in large-cap growth institutional accounts, managed accounts and mutual funds. Ms. Lash is a regular panelist on PBS television's Wall $treet Week with Louis Rukeyser. She earned the right to use the Chartered Financial Analyst designation in 1992.

Ms. Lash, John Tilson and Scott Swanson serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Tilson is an Executive Vice President of Portfolio Management of Engemann and has been with Engemann since 1983. He earned the right to use the Chartered Financial Analyst designation in 1974. Mr. Swanson is a Vice President of Engemann and has been with Engemann since 1990. He earned the right to use the Chartered Financial Analyst designation in 1991.

                                         Phoenix-Engemann Capital Growth Fund 17

PHOENIX-GOODWIN HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield-high risk fixed income securities (commonly referred to as "junk bonds") of both U.S. and foreign (non-U.S.), including emerging markets, issuers.


>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investments in various sectors (such as emerging markets, mortgages, and industry sectors that may include, among others, telecommunications, gaming and energy) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, Merrill Lynch High Yield Master II Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's style benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2002 the modified adjusted duration of the Merrill Lynch High Yield Master II Index was 4.34 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its style benchmark in an effort to maintain an interest rate risk profile consistent with that benchmark. Maturity composition refers to the percentage of securities within


18 Phoenix-Goodwin High Yield Fund
         specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2002 the maturity of the Merrill Lynch High Yield Master II Index was 7.30 years.


> The fund may invest in corporate bonds, agency and non-agency mortgage-backed securities, U.S. and foreign government obligations, derivatives and emerging market securities.

> The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

DERIVATIVES

Derivatives typically involve greater risks than traditional investments. Ascertaining the risk and value of derivative contracts is difficult, and gains and losses are more dependent on the adviser's ability to correctly predict movement of the underlying assets. Derivative contracts are subject to liquidity and counterparty risks and some contracts may involve potentially unlimited losses.

                                              Phoenix-Goodwin High Yield Fund 19

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

20 Phoenix-Goodwin High Yield Fund

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                              Phoenix-Goodwin High Yield Fund 21

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR      ANNUAL RETURN (%)
   1993                 21.48
   1994                 -7.97
   1995                 17.72
   1996                 17.23
   1997                 13.61
   1998                 -6.72
   1999                 11.73
   2000                 -9.82
   2001                 -6.61
   2002                 -2.99

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 10.35% (quarter ending June 30, 1995) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998).


----------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION(2)
   AVERAGE ANNUAL TOTAL RETURNS                                                             ------------------
   (FOR THE PERIODS ENDED 12/31/02)(1)                  1 YEAR       5 YEARS     10 YEARS    CLASS B   CLASS C
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              -7.60%       -4.10%        3.58%       --        --
----------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(3)          -10.58%       -7.86%       -0.27%       --        --
----------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale of  -4.67%       -4.80%        1.10%       --        --
       Fund Shares(3)
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              -7.31%       -3.92%          --       1.29%      --
----------------------------------------------------------------------------------------------------------------
   Class C
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              -3.75%          --           --        --      -4.58%
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(4)              10.26%        7.55%        7.51%     7.45%(6)   7.53%
----------------------------------------------------------------------------------------------------------------
   Merrill Lynch High Yield Master II Index(5)          -1.83%        0.53%        6.06%     4.86%(6)   0.14%
----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class B Shares since February 16, 1994 and Class C Shares since February 27, 1998.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The Merrill Lynch High Yield Master II Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. Index performance does not reflect sales charges.
(6) Index performance since February 28, 1994.


22 Phoenix-Goodwin High Yield Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)              1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None               None              None

Redemption Fee                                                  None               None              None

Exchange Fee                                                    None               None              None
                                                         ---------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.65%             0.65%              0.65%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%              1.00%

Other Expenses                                                  0.43%             0.43%              0.43%
                                                                ----              ----               ----

TOTAL ANNUAL FUND OPERATING EXPENSES                            1.33%             2.08%              2.08%
                                                                ====              ====               ====


--------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              Phoenix-Goodwin High Yield Fund 23

-----------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS      5 YEARS        10 YEARS
-----------------------------------------------------------------------------

   Class A           $604         $876         $1,169         $2,000
-----------------------------------------------------------------------------
   Class B           $611         $852         $1,119         $2,219
-----------------------------------------------------------------------------
   Class C           $311         $652         $1,119         $2,410
-----------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS      5 YEARS        10 YEARS
-----------------------------------------------------------------------------

   Class B           $211         $652         $1,119         $2,219
-----------------------------------------------------------------------------
   Class C           $211         $652         $1,119         $2,410
-----------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2002, Phoenix had $21.1 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


--------------------------------------------------------------------------------
                     1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
 Management Fee         0.65%                  0.60%                   0.55%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,569,808. The ratio of management fees to average net assets for the fiscal year ended October 31, 2002 was 0.65%.


24 Phoenix-Goodwin High Yield Fund

PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of fixed income professionals lead by Timothy P. Norman, Managing Director, Fixed Income, of Phoenix. Mr. Norman is also Executive Vice President of Duff & Phelps Investment Management Co., an affiliate of Phoenix, where he serves as a senior member of the fixed income management group responsible for the management of approximately $10 billion. Mr. Norman has held the Chartered Financial Analyst designation since 1988 and has held various investment management positions with Phoenix and with Duff & Phelps Investment Management Co. since 1987.


                                              Phoenix-Goodwin High Yield Fund 25

PHOENIX-GOODWIN MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and

         o  repurchase agreements.

26 Phoenix-Goodwin Money Market Fund

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                            Phoenix-Goodwin Money Market Fund 27

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows the fund's average annual returns for one, five and ten years and the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR      ANNUAL RETURN (%)
   1993                  2.53
   1994                  3.54
   1995                  5.44
   1996                  4.73
   1997                  4.92
   1998                  4.94
   1999                  4.56
   2000                  5.67
   2001                  3.58
   2002                  1.27


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.31% (quarter ending December 31, 2002).



---------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDING 12/31/02)(1)      1 YEAR        5 YEARS       10 YEARS      SINCE INCEPTION(2)
---------------------------------------------------------------------------------------------------------------
   Class A Shares                             1.27%         3.99%          4.04%              --
---------------------------------------------------------------------------------------------------------------
   Class B Shares                            -3.49%         3.22%           --               3.53%
---------------------------------------------------------------------------------------------------------------
   Class C Shares                             0.26%          --             --               2.56%
---------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since July 15, 1994 and Class C Shares since October 12,
1999.


The fund's 7-day yield on December 31, 2002 was 1.33% for Class A Shares, 0.58% for Class B Shares and 0.31% for Class C Shares.


28 Phoenix-Goodwin Money Market Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    None              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(b)              1%(c)

Maximum Sales Charge (load) Imposed on Reinvested                None              None              None

Redemption Fee                                                   None              None              None

Exchange Fee                                                     None              None              None
                                                          --------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.40%             0.40%              0.40%

Distribution and Service (12b-1) Fees(d)                         None             0.75%              1.00%

Other Expenses                                                  0.44%             0.44%              0.44%
                                                                ----              ----               ----

TOTAL ANNUAL FUND OPERATING EXPENSES(A)                         0.84%             1.59%              1.84%
                                                                ====              ====               ====

------------------------
(a) Effective December 23, 2002, the fund's investment adviser agreed to reimburse through February 28, 2004, the Phoenix-Goodwin Money Market Fund's operating expenses to the extent that such expenses exceed 0.40% for Class A Shares, 1.15% for Class B Shares and 1.40% for Class C Shares. From August
21, 2002 until December 22, 2002, the rates were 0.60% for Class A Shares, 1.35% for Class B Shares and 1.60% for Class C Shares. Prior to August 21, 2002, the rates were 0.85% for Class A Shares, 1.60% for Class B Shares and 1.85% for Class C Shares. Total Annual Fund Operating Expenses, after expense reimbursement, were 0.79% for Class A Shares, 1.54% for Class B Shares and 1.79% for Class C Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(c) The deferred sales charge is imposed on Class C shares redeemed during the first year only.
(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            Phoenix-Goodwin Money Market Fund 29

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A          $86             $268             $466           $1,037
--------------------------------------------------------------------------------
   Class B          $562            $702             $866           $1,688
--------------------------------------------------------------------------------
   Class C          $287            $579             $995           $2,159
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B          $162            $502             $866           $1,688
--------------------------------------------------------------------------------
   Class C          $187            $579             $995           $2,159
--------------------------------------------------------------------------------


Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2002, Phoenix had $21.1 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                       1st billion   $1+ billion through $2 billion  $2+ billion
--------------------------------------------------------------------------------
 Management Fee           0.40%                  0.35%                  0.30%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $811,985. The ratio of management fees to average net assets for the fiscal year ended October 31, 2002 was 0.40%.


30 Phoenix-Goodwin Money Market Fund

Phoenix has agreed to assume expenses and reduce the advisory fee for the benefit of the fund to the extent that operating expenses (excluding interest, taxes, brokerage fees and commission and extraordinary expenses) exceed 0.40% for Class A Shares, 1.15% for Class B Shares and 1.40% for Class C Shares.


                                            Phoenix-Goodwin Money Market Fund 31

PHOENIX-OAKHURST BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Oakhurst Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers.


> Equity securities are selected using a quantitative value approach coupled with fundamental analysis. The 1,500 largest capitalized stocks are ranked based on value and growth criteria, such as price to earnings, sales and cash flow and reported and forecasted earnings per share growth. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500.

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2002 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 3.79 years.


> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of

32 Phoenix-Oakhurst Balanced Fund
         securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2002 the maturity of the Lehman Brothers Aggregate Bond Index was 6.78 years.


> The fund may invest in all types of fixed income securities, including high yield-high risk securities (commonly referred to as "junk bonds"), corporate bonds, municipal bonds, agency and non-agency mortgaged-backed securities, asset-backed securities and U.S. Treasury securities.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable

                                               Phoenix-Oakhurst Balanced Fund 33
on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

34 Phoenix-Oakhurst Balanced Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Balanced Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of two broad-based securities market indices and to a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
   1993                  6.41
   1994                 -4.55
   1995                 23.39
   1996                  8.58
   1997                 18.33
   1998                 18.52
   1999                 10.76
   2000                 -0.38
   2001                  1.92
   2002                -11.56


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.96% (quarter ending September 30, 2002).

----------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION(2)
   AVERAGE ANNUAL TOTAL RETURNS                                                             ------------------
   (FOR THE PERIODS ENDED 12/31/02)(1)                   1 YEAR       5 YEARS     10 YEARS       CLASS B
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                -16.65%       2.13%       5.99%            --
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)             -17.47%       0.15%       3.13%            --
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of    -10.21%       1.22%       3.69%            --
      Fund Shares(3)
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                -15.71%       2.57%        --             6.71%
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(4)               10.36%        7.55%       7.51%         8.03%(7)
----------------------------------------------------------------------------------------------------------------
   S&P 500 Index(5)                                      -22.10%      -0.56%       9.37%          10.06%
----------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(6)                                 -9.82%        3.12%       8.96%           9.59%
----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Since inception on July 15, 1994.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The S&P 500 Index is a measure of stock market total return performance. Index return does not reflect sales charges.
(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index return. Index performance does not reflect sales charges.
(7) Index performance since July 29, 1994.


                                               Phoenix-Oakhurst Balanced Fund 35

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None

Redemption Fee                                                       None                        None

Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.54%                      0.54%

Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%

Other Expenses                                                       0.23%                      0.23%
                                                                     ----                       ----

TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.02%                      1.77%
                                                                     ====                       ====


--------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

36 Phoenix-Oakhurst Balanced Fund

--------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A            $673           $881           $1,106          $1,751
--------------------------------------------------------------------------------
   Class B            $580           $757            $959           $1,886
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B            $180           $557            $959           $1,886
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2002, Phoenix had $21.1 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


--------------------------------------------------------------------------------
                     1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
 Management Fee         0.55%                  0.50%                   0.45%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $6,297,218. The ratio of management fees to average net assets for the fiscal year ended October 31, 2002 was 0.54%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity professionals and a team of fixed-income professionals.


                                               Phoenix-Oakhurst Balanced Fund 37

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Duff & Phelps Core Bond Fund ("Core Bond Fund"), Phoenix-Engemann Aggressive Growth Fund ("Aggressive Growth Fund"), Phoenix-Engemann Capital Growth Fund ("Capital Growth Fund"), Phoenix-Goodwin High Yield Fund ("High Yield Fund"), Phoenix-Goodwin Money Market Fund ("Money Market Fund") and Phoenix-Oakhurst Balanced Fund ("Balanced Fund") may engage in the following investment techniques as indicated:

BORROWING

The Aggressive Growth Fund may obtain fixed interest rate loans from banks in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

CAPITAL GROWTH FUND INVESTMENTS

Subject to the investment restrictions stated in this prospectus and in the fund's statement of additional information, the Capital Growth Fund may invest any amount or proportion of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long term, including investment grade bonds and preferred stocks. Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

CONVERTIBLE SECURITIES

All funds, except the Core Bond and Money Market Funds, may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DEFERRED COUPON AND ZERO COUPON BONDS

The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time (deferred coupon or zero coupon obligations). Market prices of deferred coupon and zero coupon bonds generally are more volatile than the market prices of securities that pay interest on a regular basis, because the fund will not receive

38  Phoenix Series Fund
cash payments earned on these securities on a current basis, and may require the fund to make distributions from other sources, since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

DERIVATIVES

The funds, except the Core Bond and Money Market Funds, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

FOREIGN INVESTING

The Core Bond, Aggressive Growth and Capital Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.


Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.


                                                         Phoenix Series Fund  39

HIGH YIELD-HIGH RISK SECURITIES

The Balanced Fund may invest in high yield-high risk securities. High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

ILLIQUID SECURITIES

Each of the funds, except the Money Market Fund, may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

RESTRICTED SECURITIES

The High Yield Fund may invest in restricted securities deemed to be liquid by the adviser. Restricted securities owned by the fund that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make restricted investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the fund.

SECURITIES LENDING

Each fund, except the Money Market Fund, may loan portfolio securities. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The Core Bond Fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements.

SMALL CAPITALIZATION COMPANIES

Equity securities purchased by the Core Bond, Capital Growth, High Yield and Balanced Funds may be in companies with small capitalizations. Small capitalization companies are often companies with a limited operating history or companies in industries that have recently


40  Phoenix Series Fund
emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

                                                         Phoenix Series Fund  41

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The Balanced Fund and Capital Growth Fund presently offer two classes of shares, and the Aggressive Growth Fund, Core Bond Fund, High Yield Fund and Money Market Fund presently offer three classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these


42  Phoenix Series Fund
fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the Aggressive Growth Fund, Capital Growth Fund and Balanced Fund and 4.75% of the offering price (4.99% of the amount invested) for the Core Bond Fund and High Yield Fund. You will not pay a sales charge on purchases of Class A Shares of the Money Market Fund. The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00% (0.75% for the Money Market Fund)) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (Aggressive Growth Fund, Core Bond Fund, High Yield Fund and Money Market Fund only) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").




                                                         Phoenix Series Fund  43

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

CORE BOND FUND AND HIGH YIELD FUND

                                                    SALES CHARGE AS
                                                    A PERCENTAGE OF
                                 -----------------------------------------------
AMOUNT OF                                                                NET
TRANSACTION                             OFFERING                        AMOUNT
AT OFFERING PRICE                        PRICE                         INVESTED
--------------------------------------------------------------------------------
Under $50,000                            4.75%                          4.99%
$50,000 but under $100,000               4.50                           4.71
$100,000 but under $250,000              3.50                           3.63
$250,000 but under $500,000              2.75                           2.83
$500,000 but under $1,000,000            2.00                           2.04
$1,000,000 or more                       None                           None

AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                    SALES CHARGE AS
                                                    A PERCENTAGE OF
                                 -----------------------------------------------
AMOUNT OF                                                                NET
TRANSACTION                             OFFERING                        AMOUNT
AT OFFERING PRICE                        PRICE                         INVESTED
--------------------------------------------------------------------------------
Under $50,000                            5.75%                          6.10%
$50,000 but under $100,000               4.75                           4.99
$100,000 but under $250,000              3.75                           3.90
$250,000 but under $500,000              2.75                           2.83
$500,000 but under $1,000,000            2.00                           2.04
$1,000,000 or more                       None                           None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES


Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR             1            2           3           4           5           6+
--------------------------------------------------------------------------------
CDSC             5%           4%          3%          2%          2%          0%


44  Phoenix Series Fund

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

(AGGRESSIVE GROWTH FUND, CORE BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

YEAR                 1                 2+
--------------------------------------------------------------------------------
CDSC                 1%                0%



YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or


         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:


         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).


         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.


                                                         Phoenix Series Fund  45

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distribution in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


46 Phoenix Series Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------- ----------------------------------------------------------------------------

                                    TO OPEN AN ACCOUNT

----------------------------------- ----------------------------------------------------------------------------

Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.

----------------------------------- ----------------------------------------------------------------------------

Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.

----------------------------------- ----------------------------------------------------------------------------

By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
-
---------------------------------- ----------------------------------------------------------------------------

Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.

----------------------------------- ----------------------------------------------------------------------------

By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.

----------------------------------- ----------------------------------------------------------------------------

 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).

----------------------------------- ----------------------------------------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                         Phoenix Series Fund  47


------------------------------------ -----------------------------------------------------------------------------

                                     TO SELL SHARES

------------------------------------ -----------------------------------------------------------------------------

Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.

------------------------------------ -----------------------------------------------------------------------------

Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------

Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------

By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.

------------------------------------ -----------------------------------------------------------------------------

By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).

------------------------------------ -----------------------------------------------------------------------------

By Check (Core Bond Fund, High       If you selected the checkwriting feature, you may write checks for amounts
Yield Fund and Money Market Fund     of $500 or more. Checks may not be used to close an account.
only.)

------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the funds' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.



48 Phoenix Series Fund

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.


         o The name or address on the account has changed within the last 30 days.


         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.


                                                         Phoenix Series Fund  49

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.


50 Phoenix Series Fund

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

         o Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



                                                         Phoenix Series Fund  51

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------

   FUND                                                DIVIDEND PAID

--------------------------------------------------------------------------------

   Aggressive Growth Fund                               Semiannually

--------------------------------------------------------------------------------

   Balanced Fund                                         Quarterly

--------------------------------------------------------------------------------

   Capital Growth Fund                                  Semiannually

--------------------------------------------------------------------------------

   Core Bond Fund                                         Monthly

--------------------------------------------------------------------------------

   High Yield Fund                                        Monthly

--------------------------------------------------------------------------------

   Money Market Fund                                       Daily

--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


52 Phoenix Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-DUFF & PHELPS CORE BOND FUND

                                                                                CLASS A
                                                    ----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,

                                                        2002(3)      2001        2000        1999         1998
                                                       --------     ------      ------      ------       ------
Net asset value, beginning of period                    $9.43       $8.86        $9.04       $9.83        $9.66
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.58        0.60         0.59        0.59         0.59
   Net realized and unrealized gain (loss)              (0.49)       0.55        (0.16)      (0.78)        0.18
                                                       ------      ------       ------      ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                      0.09        1.15         0.43       (0.19)        0.77
                                                       ------      ------       ------      ------       ------

LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.59)      (0.58)       (0.61)      (0.60)       (0.60)
                                                       ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                (0.59)      (0.58)       (0.61)      (0.60)       (0.60)
                                                       ------      ------       ------      ------       ------
Change in net asset value                               (0.50)       0.57        (0.18)      (0.79)        0.17
                                                       ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                          $8.93       $9.43        $8.86       $9.04        $9.83
                                                       ======      ======       ======      ======       ======
Total return(1)                                          1.07%      13.36%        4.98%      (1.97)%       8.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $115,184    $129,913     $119,734    $144,923     $180,628
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.15%(2)    1.15%        1.17%       1.04%        1.00%
   Net investment income                                 5.40%       5.78%        6.01%       5.62%        5.46%
Portfolio turnover                                         70%        143%         146%        112%         290%
----------------------------


(1)Maximum sales load is not reflected in the total return calculation.

(2)The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income (loss) per share from 0.59 to 0.58 per share for Class A; and to increase net realized and unrealized gain (loss) from (0.50) to (0.49) per share for Class A. There was not effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



                                                         Phoenix Series Fund  53

--------------------------------------------------------------------------------
PHOENIX-DUFF & PHELPS CORE BOND FUND


                                                                                CLASS B
                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,

                                                        2002(5)      2001        2000        1999          1998
                                                       --------     ------      ------      ------        ------
Net asset value, beginning of period                    $9.39        $8.82       $8.97        $9.77       $9.60
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.51         0.53        0.50         0.51        0.52
   Net realized and unrealized gain (loss)               0.49         0.55       (0.14)       (0.78)       0.18
                                                       ------       ------      ------       ------       -----
     TOTAL FROM INVESTMENT OPERATIONS                    0.02         1.08        0.36        (0.27)       0.70
                                                       ------       ------      ------       ------       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.52)       (0.51)      (0.51)       (0.53)      (0.53)
                                                       ------       ------      ------       ------       -----
     TOTAL DISTRIBUTIONS                                (0.52)       (0.51)      (0.51)       (0.53)      (0.53)
                                                       ------       ------      ------       ------       -----
Change in net asset value                                0.50         0.57       (0.15)       (0.80)       0.17
                                                       ------       ------      ------       ------       -----
NET ASSET VALUE, END OF PERIOD                          $8.89        $9.39       $8.82        $8.97       $9.77
                                                       ======       ======      ======       ======      ======
Total return(1)                                          0.31%       12.58%       4.21%       (2.77)%      7.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $9,471       $9,867      $7,633      $11,737     $12,902
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.90%(4)     1.90%       1.91%        1.79%       1.75%
   Net investment income                                 4.65%        5.02%       5.25%        4.89%       4.74%
Portfolio turnover                                         70%         143%        146%         112%        290%


PHOENIX-DUFF & PHELPS CORE BOND FUND
                                                                            CLASS C
                                                     -------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,         FROM INCEPTION
                                                                                             10/12/99 TO
                                                        2002(5)        2001        2000        10/31/99
                                                       --------       ------      ------    ---------------
 Net asset value, beginning of period                   $9.41         $8.84       $8.99         $8.96
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.51          0.55        0.48          0.03
    Net realized and unrealized gain (loss)             (0.49)         0.52       (0.11)         0.03
                                                       ------        ------      ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                   0.02          1.07        0.37          0.06
                                                       ------        ------      ------        ------
 LESS DISTRIBUTIONS
    Dividends from net investment income                (0.52)        (0.50)      (0.52)        (0.03)
                                                       ------        ------      ------        ------
      TOTAL DISTRIBUTIONS                               (0.52)        (0.50)      (0.52)        (0.03)
                                                       ------        ------      ------        ------
 Change in net asset value                              (0.50)         0.57       (0.15)         0.03
                                                       ------        ------      ------        ------
 NET ASSET VALUE, END OF PERIOD                         $8.91         $9.41       $8.84         $8.99
                                                       ======        ======      ======        ======
 Total return(1)                                         0.31%        12.49%       4.30%         0.53%(3)
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                 $1,212          $496        $226          $101
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.90%(4)      1.90%       1.91%         1.37%(2)
    Net investment income                                4.66%         5.02%       5.31%         4.97%(2)
 Portfolio turnover                                        70%          143%        146%          112%
----------------------------


(1)Maximum sales load is not reflected in the total return calculation.
(2)Annualized.
(3)Not annualized.

(4)The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5)As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income (loss) per share from 0.59 to 0.58 per share for Class A; and to increase net realized and unrealized gain (loss) from (0.50) to (0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



54 Phoenix Series Fund

--------------------------------------------------------------------------------
PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                                                                CLASS A
                                                       ---------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,

                                                         2002(7)       2001        2000         1999        1998
                                                        --------      ------      ------       ------      ------
Net asset value, beginning of period                     $12.66       $31.99      $24.54       $13.72      $17.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.15)(2)    (0.12)(2)   (0.14)(2)    (0.08)(2)   (0.03)
   Net realized and unrealized gain (loss)                (2.57)      (17.12)      10.50        10.90        0.04
                                                         ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                     (2.72)      (17.24)      10.36        10.82        0.01
                                                         ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                         --           --          --           --       (0.03)
   Distributions from net realized gains                     --        (2.09)      (2.91)          --       (3.46)
                                                         ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                     --        (2.09)      (2.91)          --       (3.49)
                                                         ------       ------      ------       ------      ------
Change in net asset value                                 (2.72)      (19.33)       7.45        10.82       (3.48)
                                                         ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                            $9.94       $12.66      $31.99       $24.54      $13.72
                                                         ======       ======      ======       ======      ======
Total return(1)                                          (21.49)%     (56.48)%     42.90%       78.94%       0.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $159,767     $250,174    $622,964     $378,427    $222,149
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.51%(4)     1.36%(4)    1.13%(4)     1.19%(3)    1.21%
   Net investment income                                  (1.22)%      (0.64)%     (0.43)%      (0.41)%     (0.18)%
Portfolio turnover                                          172%         183%        158%         167%        176%

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                                             CLASS B                                 CLASS C
                                      ------------------------------------------------------ -----------------------
                                                      YEAR ENDED OCTOBER 31,                      YEAR        FROM
                                                                                                 ENDED     INCEPTION
                                                                                              OCTOBER 31,  1/3/01 TO
                                          2002(7)     2001       2000        1999      1998       2002      10/31/01
                                         --------    ------     ------      ------    ------     ------    ---------
Net asset value, beginning of period      $11.75     $30.13     $23.40      $13.18    $16.76     $11.75    $19.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)            (0.23)(2)  (0.24)(2)  (0.38)(2)   (0.22)(2) (0.12)     (0.22)(2) (0.20)(2)
   Net realized and unrealized gain (loss) (2.36)    (16.05)     10.02       10.44      0.03      (2.37)    (7.53)
                                          ------     ------     ------      ------    ------     ------    ------
     TOTAL FROM INVESTMENT OPERATIONS       2.59     (16.29)      9.64       10.22     (0.09)     (2.59)    (7.73)
                                          ------     ------     ------      ------    ------     ------    ------
LESS DISTRIBUTIONS
   Dividends from net realized gains          --         --         --          --     (0.03)        --        --
   Distributions from net realized gains      --      (2.09)     (2.91)         --     (3.46)        --        --
                                          ------     ------     ------      ------    ------     ------    ------
     TOTAL DISTRIBUTIONS                      --      (2.09)     (2.91)         --     (3.49)        --        --
                                          ------     ------     ------      ------    ------     ------    ------
Change in net asset value                  (2.59)    (18.38)      6.73       10.22     (3.58)     (2.59)    (7.73)
                                          ------     ------     ------      ------    ------     ------    ------
NET ASSET VALUE, END OF PERIOD             $9.16     $11.75     $30.13      $23.40    $13.18      $9.16    $11.75
                                          ======     ======     ======      ======    ======     ======    ======
Total return(1)                           (22.04)%   (56.84)%    41.89%      77.54%    (0.28)%   (22.04)%  (39.62)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $18,470    $28,116    $64,351     $27,334   $14,157       $323      $275
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       2.26%(4)   2.11%(4)   1.88%(4)    1.94%(3)  1.96%      2.27%(4)  2.16%(4)(5)
   Net investment income (loss)            (1.98)%    (1.40)%    (1.20)%     (1.16)%   (0.93)%    (1.98)%   (1.41)%(5)
Portfolio turnover                           172%       183%       158%        167%      176%       172%      183%
----------------------------


(1 Maximum sales load is not reflected in the total return calculation.
(2)Computed using average shares outstanding.
(3)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5)Annualized.
(6)Not Annualized.

(7)As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from (1.97)% to (1.98)% for Class B. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class A, B, or C. Per share ratios and data for prior periods have not been restated to reflect this change.



                                                         Phoenix Series Fund  55

--------------------------------------------------------------------------------
PHOENIX-ENGEMANN CAPITAL GROWTH FUND

                                                                              CLASS A
                                              ----------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,

                                                   2002(5)       2001          2000          1999           1998
                                                  --------      ------        ------        ------         ------
Net asset value, beginning of period              $13.76        $29.14        $29.61        $24.95         $27.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 (0.07)        (0.08)        (0.12)        (0.06)         (0.06)
   Net realized and unrealized gain (loss)         (1.80)       (13.76)         3.35          7.06           2.73
                                                  ------        ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS              (1.87)       (13.84)         3.23          7.00           2.67
                                                  ------        ------        ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                  --         (1.54)        (3.70)        (2.39)         (5.55)
                                                  ------        ------        ------        ------         ------
     TOTAL DISTRIBUTIONS                              --         (1.54)        (3.70)        (2.39)         (5.55)
                                                  ------        ------        ------        ------         ------
Capital contribution from Adviser                     --            --            --          0.05             --
                                                  ------        ------        ------        ------         ------
Change in net asset value                          (1.87)       (15.38)        (0.47)         4.66          (2.88)
                                                  ------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                    $11.89        $13.76        $29.14        $29.61         $24.95
                                                  ======        ======        ======        ======         ======
                                                  (13.59)%      (49.46)%       10.43%        29.76%(3)      12.26%
Total return(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $835,713    $1,198,984    $2,796,095     $2,819,742    $2,434,217
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.29%(4)       1.17%(4)      1.06%(4)      1.07%(4)       1.08%
   Net investment income (loss)                    (0.51)%       (0.42)%       (0.39)%       (0.23)%        (0.22)%
Portfolio turnover                                   109%           63%           75%          100%           110%


PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                                                                             CLASS B
                                              ----------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,

                                                   2002(5)       2001          2000          1999           1998
                                                  --------      ------        ------        ------         ------
Net asset value, beginning of period              $13.04        $27.90        $28.68        $24.40         $27.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 (0.16)        (0.22)        (0.34)        (0.26)         (0.24)
   Net realized and unrealized gain (loss)         (1.71)       (13.10)         3.26          6.88           2.68
                                                  ------        ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS              (1.87)       (13.32)         2.92          6.62           2.44
                                                  ------        ------        ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                  --         (1.54)        (3.70)        (2.39)         (5.55)
                                                  ------        ------        ------        ------         ------
     TOTAL DISTRIBUTIONS                              --         (1.54)        (3.70)        (2.39)         (5.55)
                                                  ------        ------        ------        ------         ------
Capital contribution from Adviser                     --            --            --          0.05             --
                                                  ------        ------        ------        ------         ------
Change in net asset value                          (1.87)       (14.86)        (0.78)         4.28          (3.11)
                                                  ------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                    $11.17        $13.04        $27.90        $28.68         $24.40
                                                  ======        ======        ======        ======         ======
Total return(1)                                   (14.34)%      (49.82)%        9.61%        28.80%(3)      11.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $26,844       $41,849      $100,558       $97,963        $76,060
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               2.05%(4)      1.92%(4)      1.81%(4)      1.82%(4)       1.83%
   Net investment income (loss)                    (1.26)%       (1.16)%       (1.14)%       (0.99)%        (0.97)%
Portfolio turnover                                   109%           63%           75%          100%           110%
----------------------------


(1)Maximum sales load is not reflected in the total return calculation.
(2)Computed using average shares outstanding.
(3)Total return includes the effect of a capital contribution from the Adviser. Without this contribution total return would have been 29.54% and 28.58% for Class A and Class B Shares, respectively.
(4)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would not significantly differ.

(5)As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from (0.50)% to (0.51)% for Class A and from (1.25)% to (1.26)% for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain
   (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



56 Phoenix Series Fund

--------------------------------------------------------------------------------
PHOENIX-GOODWIN HIGH YIELD FUN

                                                                               CLASS A
                                                   ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,

                                                      2002(6)       2001        2000         1999         1998
                                                     --------      ------      ------       ------       ------
Net asset value, beginning of period                  $5.19         $6.59       $7.53        $7.55        $9.09
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.46(4)       0.65(4)     0.79         0.76         0.83
   Net realized and unrealized gain (loss)            (0.66)        (1.30)      (0.95)          --        (1.56)
                                                      -----         -----       -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                 (0.20)        (0.65)      (0.16)        0.76        (0.73)
                                                      -----         -----       -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.45)        (0.75)      (0.78)       (0.78)       (0.81)
   Tax return of capital                              (0.03)           --          --           --           --
                                                      -----         -----       -----        -----        -----
     TOTAL DISTRIBUTIONS                              (0.48)        (0.75)      (0.78)       (0.78)       (0.81)
                                                      -----         -----       -----        -----        -----
Change in net asset value                             (0.68)        (1.40)      (0.94)       (0.02)       (1.54)
                                                      -----         -----       -----        -----        -----
NET ASSET VALUE, END OF PERIOd                        $4.51         $5.19       $6.59        $7.53        $7.55
                                                     ======        ======      ======       ======       ======
Total return(1)                                       (4.33)%      (10.87)%     (2.65)%      10.16%       (8.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $183,028      $235,623    $312,544     $391,057     $427,659
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.33%(5)      1.28%(3)    1.22%(3)     1.16%(2)     1.12%
   Net investment income                               9.30%        10.69%      10.35%        9.71%        9.13%
Portfolio turnover                                      114%          100%         80%          73%         103%


PHOENIX-GOODWIN HIGH YIELD FUND
                                                                              CLASS B
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,

                                                      2002(6)       2001        2000         1999         1998
                                                     --------      ------      ------       ------       ------
Net asset value, beginning of period                  $5.14         $6.54       $7.51        $7.52        $9.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.43(4)       0.60(4)     0.72         0.70         0.76
   Net realized and unrealized gain (loss)            (0.66)        (1.30)      (0.95)        0.01        (1.55)
                                                      -----         -----       -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                 (0.23)        (0.70)      (0.23)        0.71        (0.79)
                                                      -----         -----       -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.41)        (0.70)      (0.74)       (0.72)       (0.76)
   Tax return of capital                              (0.03)           --          --           --           --
                                                      -----         -----       -----        -----        -----
     TOTAL DISTRIBUTIONS                              (0.44)        (0.70)      (0.74)       (0.72)       (0.76)
                                                      -----         -----       -----        -----        -----
Change in net asset value                             (0.67)        (1.40)      (0.97)       (0.01)       (1.55)
                                                      -----         -----       -----        -----        -----
NET ASSET VALUE, END OF PERIOD                        $4.47         $5.14       $6.54        $7.51        $7.52
                                                     ======        ======      ======       ======       ======
Total return(1)                                       (4.88)%      (11.59)%     (3.52)%       9.37%       (9.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $22,074       $30,073     $43,108      $59,547      $61,026
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.08%(5)      2.03%(3)    1.97%(3)     1.91%(2)     1.88%
   Net investment income (loss)                        8.56%         9.93%       9.62%        8.94%        8.46%
Portfolio turnover                                      114%          100%         80%          73%         103%
----------------------------


(1)Maximum sales load is not reflected in the total return calculation.
(2)For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B.
(3)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Computed using average shares outstanding.

(5)The ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would have been 1.32% and 2.07% for Class A and Class B, respectively.
(6)As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B, respectively, decrease the net investment income (loss) per share from 0.47 to 0.46 for Class A, and increase the net realized and unrealized gain (loss) per share from (0.67) to (0.66) for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



                                                         Phoenix Series Fund  57

--------------------------------------------------------------------------------
PHOENIX-GOODWIN HIGH YIELD FUND

                                                                           CLASS C
                                              ---------------------------------------------------------------------
                                                                                                         FROM
                                                                                                      INCEPTION
                                                             YEAR ENDED OCTOBER 31,                   2/27/98 TO

                                                 2002(8)        2001            2000          1999        10/31/98
                                                --------       ------          ------        ------     -----------
Net asset value, beginning of period             $5.16          $6.56          $7.53         $7.54         $9.31
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   0.42(6)        0.60(6)        0.73          0.71          0.50
   Net realized and unrealized gain (loss)       (0.65)         (1.30)         (0.96)           --         (1.76)
                                                ------         ------         ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS            (0.23)         (0.70)         (0.23)         0.71         (1.26)
                                                ------         ------         ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.41)         (0.70)         (0.74)        (0.72)        (0.51)
   Tax return of capital                         (0.03)            --             --            --            --
                                                ------         ------         ------        ------        ------
     TOTAL DISTRIBUTIONS                         (0.44)         (0.70)         (0.74)        (0.72)        (0.51)
                                                ------         ------         ------        ------        ------
Change in net asset value                        (0.67)         (1.40)         (0.97)        (0.01)        (1.77)
                                                ------         ------         ------        ------        ------
NET ASSET VALUE, END OF PERIOD                   $4.49          $5.16          $6.56         $7.53         $7.54
                                                ======         ======         ======        ======        ======
Total return(1)                                  (4.88)%       (11.56)%        (3.51)%        9.38%       (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $1,921         $2,413         $2,689        $3,052        $1,669
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                             2.08%(5)       2.03%(5)       1.97%(4)      1.91%(4)      1.88%(2)
   Net investment income (loss)                   8.52%          9.92%          9.69%         8.85%         8.94%(2)
Portfolio turnover                                 114%           100%            80%           73%          103%


PHOENIX-GOODWIN MONEY MARKET FUND
                                                                           CLASS A
                                             ---------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,

                                                  2002          2001           2000          1999          1998
                                                -------        ------         ------        ------        ------
Net asset value, beginning of period             $1.00          $1.00          $1.00         $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                  0.014          0.042          0.054         0.044        0.049
                                                ------         ------         ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS            0.014          0.042          0.054         0.044        0.049
                                                ------         ------         ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.014)        (0.042)        (0.054)       (0.044)      (0.049)
                                                ------         ------         ------        ------       ------
Change in net asset value                           --             --             --            --           --
                                                ------         ------         ------        ------       ------
NET ASSET VALUE, END OF PERIOD                   $1.00          $1.00          $1.00         $1.00        $1.00
                                                ======         ======         ======        ======       ======
Total return                                      1.38%          4.23%          5.59%         4.47%        5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $184,390       $184,349       $164,125      $205,066     $195,292
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                             0.79%(4)(8)    0.85%(4)(7)    0.80%(4)      0.77%(4)     0.73%
   Net investment income                          1.37%          4.12%          5.41%         4.41%        4.90%
----------------------------


(1)Maximum sales load is not reflected in the total return calculation.
(2)Annualized.
(3)Not Annualized.
(4)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5)For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.07% and 2.02%, respectively.

(6)Computed using average shares outstanding.

(7)As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 8.57% to 8.52%, decrease net investment income (loss) per share from 0.43 to 0.42, and increase net realized and unrealized gain (loss) per share from (0.66) to (0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(8)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.84% and 0.86% for the periods ended October 31, 2002 and 2001, respectively.



58 Phoenix Series Fund

--------------------------------------------------------------------------------
PHOENIX-GOODWIN MONEY MARKET FUND

                                                                             CLASS B
                                                 -----------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,

                                                      2002         2001         2000         1999         1998
                                                     ------       ------       ------       ------       ------
Net asset value, beginning of period                 $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                      0.006        0.034        0.047        0.036        0.041
                                                    ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                0.006        0.034        0.047        0.036        0.041
                                                    ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.006)      (0.034)      (0.047)      (0.036)      (0.041)
                                                    ------       ------       ------       ------       ------
Change in net asset value                               --           --           --           --           --
                                                    ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                       $1.00        $1.00        $1.00        $1.00        $1.00
                                                    ======       ======       ======       ======       ======
Total return                                          0.62%        3.46%        4.80%        3.69%        4.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $19,580      $22,027      $18,616      $20,054      $19,978
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.54%(3)(5)  1.60%(3)(4)  1.56%(3)     1.52%(3)     1.48%
   Net investment income                              0.61%        3.28%        4.65%        3.66%        4.15%


PHOENIX-GOODWIN MONEY MARKET FUND
                                                                        CLASS C
                                                  ----------------------------------------------------
                                                                                            FROM
                                                                                          INCEPTION
                                                          YEAR ENDED OCTOBER 31,         10/12/99 TO

                                                      2002          2001          2000      10/31/99
                                                     ------        ------        ------      ------
Net asset value, beginning of period                 $1.00         $1.00         $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                      0.004         0.031         0.044      0.003
                                                    ------        ------        ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                0.004         0.031         0.044      0.003
                                                    ------        ------        ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.004)       (0.031)       (0.044)    (0.003)
                                                    ------        ------        ------     ------
Change in net asset value                               --            --            --         --
                                                    ------        ------        ------     ------
NET ASSET VALUE, END OF PERIOD                       $1.00         $1.00         $1.00      $1.00
                                                    ======        ======        ======     ======
Total return                                          0.36%         3.19%         4.55%      0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $4,392        $3,399        $1,435       $145
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.78%(3)(5)   1.85%(3)(4)   1.83%(3)   1.82%(1)(3)
   Net investment income                              0.37%         2.90%         4.56%      3.95%(1)
----------------------------


(1)Annualized.
(2)Not annualized.
(3)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would not significantly differ.

(5)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.59% and 1.60% for the periods ended October 31, 2002 and 2001, respectively.
(6)If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.83%.



                                                         Phoenix Series Fund  59

--------------------------------------------------------------------------------
PHOENIX-OAKHURST BALANCED FUND

                                                                         CLASS A
                                         -----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,

                                             2002(3)         2001          2000           1999          1998
                                             ------         ------        ------         ------        ------
Net asset value, beginning of period         $14.27         $17.63        $17.92         $16.29        $18.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.34(4)        0.41          0.47           0.40          0.42
   Net realized and unrealized gain (loss)    (1.43)         (1.20)         0.77           2.25          0.90
                                             ------         ------        ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.09)         (0.79)         1.24           2.65          1.32
                                             ------         ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.36)         (0.48)        (0.44)         (0.39)        (0.40)
   Dividends from net realized gains             --          (1.86)        (1.09)         (0.63)        (2.70)
   In excess of net realized gains               --          (0.23)           --             --            --
                                             ------         ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.36)         (2.57)        (0.53)         (1.02)        (3.10)
                                             ------         ------        ------         ------        ------
Change in net asset value                     (1.45)         (3.36)        (0.29)          1.63         (1.78)
                                             ------         ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD               $12.82         $14.27        $17.63         $17.92        $16.29
                                             ======         ======        ======         ======        ======
Total return(1)                               (7.77)%        (4.46)%        7.13%         16.73%         8.68
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $981,389     $1,207,395    $1,423,113     $1,561,026    $1,548,475
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.02%(2)       1.00%(2)      1.00%(2)       0.97%(2)      0.97%
   Net investment income                       2.46%          2.58%         2.55%          2.19%         2.41%
Portfolio turnover                               52%            45%           50%            57%          138%


PHOENIX-OAKHURST BALANCED FUND
                                                                         CLASS B
                                          -----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,

                                              2002(3)        2001          2000           1999          1998
                                             ------         ------        ------         ------        ------
Net asset value, beginning of period         $14.23         $17.52        $17.85         $16.25        $18.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.24(4)        0.30          0.33           0.27          0.30
   Net realized and unrealized gain (loss)    (1.43)         (1.18)         0.77           2.24          0.90
                                             ------         ------        ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.19)         (0.88)         1.10           2.51          1.20
                                             ------         ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.26)         (0.32)        (0.34)         (0.28)        (0.29)
   Dividends from net realized gains             --          (1.86)        (1.09)         (0.63)        (2.70)
   In excess of net realized gains               --          (0.23)           --             --            --
                                             ------         ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.26)         (2.41)        (1.43)         (0.91)        (2.99)
                                             ------         ------        ------         ------        ------
Change in net asset value                     (1.45)         (3.29)        (0.33)          1.60         (1.79)
                                             ------         ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD               $12.78         $14.23        $17.52         $17.85        $16.25
                                             ======         ======        ======         ======        ======
Total return(1)                               (8.49)%        (5.10)%        6.29%         15.84%         7.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $25,768        $32,457       $35,242        $38,613       $32,988
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.77%(2)       1.75%(2)      1.75%(2)       1.72%(2)      1.72%
   Net investment income                       1.71%          1.83%         1.80%          1.45%         1.66%
Portfolio turnover                               52%            45%           50%            57%          138%
----------------------------



(1)Maximum sales load is not reflected in the total return calculation.
(2)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3)As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% and from 1.70% to 1.71% for Class A and Class B, respectively. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class A and B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) Computed using average shares outstanding.



60 Phoenix Series Fund

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480


[logo] PHOENIX INVESTMENT PARTNERS, LTD.
       A member of The Phoenix Companies, Inc.


       For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.


       ADDITIONAL INFORMATION
       You can find more information about the funds in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS
       Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)                                               E-Delivery
       The SAI contains more detailed information about the funds. It is                       of Your Fund
       incorporated by reference and is legally part of the prospectus.                        Communications
                                                                                               Now Available!
       You may obtain a free copy of these documents by writing to Phoenix
       Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480,                       To sign up, go to
       Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting                      the Individual
       PhoenixInvestments.com to send an email request.                                        Investors area at
                                                                                               PhoenixInvestments.com
       Information about the funds (including the SAI) can be reviewed and                     and log in. Select an
       copied at the Securities and Exchange Commission's (SEC) Public Reference               account, then click the
       Room in Washington, DC. For information about the operation of the Public               "E-Delivery" button.
       Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at
       publicinfo@sec.gov.

       Mutual Fund Services:  1-800-243-1574           Telephone Orders:  1-800-367-5877
       Advisor Consulting Group:  1-800-243-4361       Text Telephone:  1-800-243-1926

















       Investment Company Act File No. 811-810
       PXP 393 (2/03)

                               PHOENIX SERIES FUND

                      PHOENIX-DUFF & PHELPS CORE BOND FUND
                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                         PHOENIX-GOODWIN HIGH YIELD FUND
                        PHOENIX-GOODWIN MONEY MARKET FUND
                         PHOENIX-OAKHURST BALANCED FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2003



   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund, dated February 28, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.




                                TABLE OF CONTENTS


                                                                            PAGE

The Trust...................................................................   1
Investment Restrictions.....................................................   1
Investment Techniques and Risks.............................................   2
Performance Information.....................................................   9
Performance Comparisons.....................................................  11
Portfolio Turnover..........................................................  11
Portfolio Transactions and Brokerage........................................  12
Services of the Advisers....................................................  13
Net Asset Value.............................................................  15
How to Buy Shares...........................................................  16
Alternative Purchase Arrangements...........................................  16
   Purchases of Shares of the Money Market Fund.............................  17
Investor Account Services...................................................  19
How to Redeem Shares........................................................  20
Tax-Sheltered Retirement Plans..............................................  21
Dividends, Distributions and Taxes..........................................  22
The Distributor.............................................................  23
Distribution Plans..........................................................  25
Management of the Trust.....................................................  26
Other Information...........................................................  32
Appendix....................................................................  34



                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926



   PXP427B (2/03)


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                                    THE TRUST

   Phoenix Series Fund (the "Trust") is a diversified open-end management investment company that was organized under Massachusetts law in 1958 as a business trust, and was reorganized as a Delaware business trust in November 2000. The trust presently comprises six series: the Phoenix-Duff & Phelps Core Bond Fund (the "Bond Fund") (formerly, the U.S. Government Securities Fund), Phoenix-Engemann Aggressive Growth Fund (the "Aggressive Growth Fund"); Phoenix-Engemann Capital Growth Fund (the "Growth Fund"); Phoenix-Goodwin High Yield Fund (the "High Yield Fund"); Phoenix-Goodwin Money Market Fund (the "Money Market Fund"); and Phoenix-Oakhurst Balanced Fund (the "Balanced Fund"); each a "Fund" and, collectively, the "Funds."

   The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks.

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

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   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment obligations.

BORROWING

   The Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

DEFERRED COUPON DEBT SECURITIES

   The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Fund shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds, except the Money Market Fund, may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the

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option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES

   The Funds, except the Money Market Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   YANKEE BONDS. The Bond Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

ILLIQUID SECURITIES

   The Fund may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOAN PARTICIPATIONS

   The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

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MONEY MARKET INSTRUMENTS

   Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES

   Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

OPTIONS

   The Funds, except the Money Market Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RESTRICTED SECURITIES

   The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the Securities and Exchange Commission ("SEC") provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

SWAP AGREEMENTS

   All funds, except the Core Bond and Money Market Funds, may enter into interest rate, index and currency exchange rate swap agreements, and the High Yield Fund may also enter into credit default and total return swap agreements, for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the High Yield Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.


                             PERFORMANCE INFORMATION

   Performance information for each Fund (and class of a Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and effective yield of the Money Market Fund, as yield of the other Funds offered, or any Class of such Fund, and as total return of any Fund or class thereof.

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund (and each class of such Fund) assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1

   For the 7-day period ending October 31, 2001, the yield of the Money Market Fund was 2.05% for Class A Shares, 1.29% for Class B Shares and 1.05% for Class C Shares. For the same period, the effective yield of this Fund was 2.05% for Class A Shares, 1.29% for Class B Shares and 1.05% for Class C Shares.

   Quotations of yield for the High Yield, Bond and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of a Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:

   YIELD = 2[(a-b)+ 1)(6) -1]
              ---
             (cd)

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   For the 30-day period ended October 31, 2002, the yields for the Balanced Fund were 2.66% for Class A Shares and 2.09% for Class B Shares. For the 30-day period ended October 31, 2002, the yields for the Bond Fund were 4.75% for Class A Shares, 4.24% for Class B Shares and 4.24% for Class C Shares. For the 30-day period ended October 31, 2002, the yields for the High Yield Fund were 8.80% for Class A Shares, 8.46% for Class B Shares and 8.46% for Class C Shares.


   Total return is a measure of the change in value of an investment in a Fund, or class thereof, over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical

$1,000 investment in the Fund or a class of a Fund; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a class owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Fund was in effect if a Fund has not been in existence for at least ten years.


   The manner in which total return will be calculated for public use is described above. The following table illustrates the total return for each Fund for the periods ended October 31, 2002.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   The average annual total return for each class of the Funds for the indicated periods ended October 31, 2002 were as follows:


                                                          One           5 Years         10 Years         Commencement of
                                                      Year Ended         Ended            Ended           Operations to
                                                       10/31/02         10/31/02        10/31/02           10/31/02(1)
                                                       --------         --------        --------           -----------
AGGRESSIVE GROWTH FUND
Class A
     Return Before Taxes                                -26.00%          -3.74%          6.07%                 N/A
     Return After Taxes on Distribution                 -26.00%          -6.17%          2.77%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                            -15.96%          -3.11%          3.88%                 N/A
Class B  Return Before Taxes                            -25.16%          -3.31%           N/A                 5.79%
Class C  Return Before Taxes                            -22.04%            N/A            N/A               -33.79%

BALANCED FUND
Class A
     Return Before Taxes                                -13.08%           2.45%          6.25%                 N/A
     Return After Taxes on Distribution                 -13.95%          -0.63%          3.31%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                             -8.00%           0.94%          3.87%                 N/A
Class B  Return Before Taxes                            -12.09%           2.90%           N/A                 6.82%

BOND FUND
Class A
     Return Before Taxes                                 -3.73%           3.97%          5.17%                 N/A
     Return After Taxes on Distribution                  -6.12%           1.37%          2.59%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                             -2.33%           1.84%          2.82%                 N/A
Class B  Return Before Taxes                             -3.48%           4.22%           N/A                 4.68%
Class C  Return Before Taxes                              0.31%            N/A            N/A                 5.65%

GROWTH FUND
Class A
     Return Before Taxes                                -18.56%          -7.92%          2.68%                 N/A
     Return After Taxes on Distribution                 -18.56%         -10.00%          0.35%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                            -11.40%          -5.57%          2.09%                 N/A
Class B  Return Before Taxes                            -17.77%          -7.53%           N/A                 2.54%



                                                          One           5 Years         10 Years         Commencement of
                                                      Year Ended         Ended            Ended           Operations to
                                                       10/31/02         10/31/02        10/31/02           10/31/02(1)
                                                       --------         --------        --------           --------

HIGH YIELD FUND
Class A
     Return Before Taxes                                 -8.87%          -4.54%          3.39%                 N/A
     Return After Taxes on Distribution                 -12.00%          -8.29%         -0.44%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                             -5.35%          -5.05%          1.02%                 N/A
Class B  Return Before Taxes                             -8.36%          -4.31%           N/A                 0.81%
Class C  Return Before Taxes                             -4.88%            N/A            N/A                -5.63%

(1) Since inception, July 15, 1994 for Class B Balanced and Growth; July 15, 1994 for Class B Aggressive Growth; February 16, 1994 for Class B High Yield; February 24, 1994 for Class B Bond; February 27, 1998 for Class C High Yield; October 11, 1999 for Class C Bond and January 2, 2001 for Class C Aggressive Growth.


 NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.

   Performance information for any Fund or Class reflects only the performance of a hypothetical investment in the Fund or Class during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                             PERFORMANCE COMPARISONS

   Each Fund or Class of a Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Fund or Class of a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poors The Outlook, and Personal Investor. A Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund or the Class of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time the Trust may include specific portfolio holdings or industries. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Russell 2000 Growth Index, Salomon Brothers 90-Day Treasury Bill Index, Merrill Lynch High Yield Master II Index and Salomon Brothers Corporate Bond and Government Bond Indices.

                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Taxes"). Historical portfolio turnover rates for all Funds except the Money Market Fund

(which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser and/or Subadviser (throughout this section, the "Adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   For the fiscal years ended October 31, 2000, 2001 and 2002, brokerage commissions paid by the Trust on portfolio transactions totaled $4,629,332, $3,380,256 and $5,486,897, respectively. In the fiscal years ended October 31, 2000, 2001 and 2002, the Trust paid brokerage commissions of $626,037, $121,548 and $86,277, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended October 31, 2002, the amount paid to PXP Securities Corp. was 1.6% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 0.9% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $947,755 paid during the fiscal year ended October 31, 2002, were paid on portfolio transactions aggregating $555,213,598 executed by brokers who provided research and other statistical information.


                            SERVICES OF THE ADVISERS

   The investment adviser to the Bond Fund is Duff & Phelps Investment Management Co. ("Duff & Phelps" or "Adviser"), which is located at 55 East Monroe Street, Chicago, Illinois 60603. The investment adviser to each of the other funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.
   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.


   PXP has served investors for over 70 years. As of December 31, 2002, PXP had approximately $53.9 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2002, PIC had approximately $21.1 billion in assets under management. William R. Moyer and Robert S. Driessen are executive officers of the Trust and of PIC.

   Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. Duff & Phelps was founded more than 70 years ago as an investment research firm and expanded into institutional money management and introduced investment products for individuals in 1979. As of December 31, 2002, Duff & Phelps had approximately $6.2 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP.

   Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the Aggressive Growth Fund and Capital Growth Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to four mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2002, Engemann had $4.0 billion in assets under management. Engemann has been an investment adviser since 1969.


   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees.


   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.40%, 1.15% and 1.40% of average daily net asset values for Class A Shares, Class B Shares and Class C Shares, respectively. Such reimbursement will be made monthly.


   The agreement continues in force from year to year for all Funds, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The investment advisory agreement provides that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   For services to the Trust during the fiscal years ended October 31, 2000, 2001 and 2002, the Adviser received fees of $37,827,556, $26,898,637 and
$18,904,957, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:



                                                        2000                       2001                      2002
                                                     ------------              ------------               -----------
Aggressive Growth Fund                                $4,634,035                $3,289,038                $2,040,832
Balanced Fund                                          8,204,629                 7,194,962                 6,297,218
Bond Fund                                                628,281                   588,331                   581,814
Growth Fund                                           20,650,443                12,862,101                 7,603,300
High Yield Fund                                        2,839,729                 2,145,029                 1,569,808
Money Market Fund                                        870,439                   819,176                   811,985


   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and subadvisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that most of the Funds were close to or below the median in each category reviewed. For those Funds that had significantly higher fees or total expenses, the Board considered the specific portfolio management issues and/or expense structures that contributed to the higher fees. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

MONEY MARKET FUND

   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the Aggressive Growth Fund, Bond Fund, High Yield Fund and Money Market Fund offer Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--AGGRESSIVE GROWTH FUND, BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

PURCHASES OF SHARES OF THE MONEY MARKET FUND

   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund are set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of Equity Planning or through brokers or dealers with whom Equity Planning has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

    A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                         TAX-SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   It is the policy of the Trust and of each Fund that each comply with provisions of the Internal Revenue Code (the "Code") relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.

   The Federal tax laws also impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. The Trust intends that each Fund will comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.
   As stated in the Prospectus, the Trust believes that each of its Funds will be treated as a single entity. Prior to November 1, 1986, the Trust was treated as a single entity.

   To qualify for treatment as a regulated investment company ("RIC") each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   Income dividends and short-term capital gains distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes. Prior to January 1, 1987, income dividends were eligible for the dividends received exclusion of $100 ($200 for a joint return) available to individuals and the 85% dividends received deduction available to corporate shareholders, subject, in either case, to reduction, for various reasons, including the fact that dividends received from domestic corporations in any year were less than 95% of the distributing Fund's gross income, in the case of individual distributees, or 100% of the distributing Fund's gross income, in the case of corporate distributees. Any income dividends received after December 31, 1987 do not qualify for dividend exclusion on an individual tax return but corporate shareholders are eligible for a 70% dividends received deduction (80% in the case of a 20% shareholder) subject to a reduction for various reasons including the fact that dividends received from domestic corporations in any year are less than 100% of the distributing Fund's gross income. Gross income includes the excess of net short-term capital gains over net long-term capital losses.

   Distributions which are designated by the Trust as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long such person has been a shareholder) and are not eligible for the dividends received exclusion. Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Individuals are entitled to deduct "miscellaneous itemized deductions" specified in the Code only to the extent they exceed two percent of the individuals' "adjusted gross income." Effective January 1, 1988, included within the miscellaneous itemized deductions subject to the two percent "floor" are indirect deductions through certain pass-through entities such as the Funds.

The Secretary of the Treasury is authorized to prescribe regulations relating to the manner in which the floor will be applied with respect to indirect deductions and to the manner in which pass-through entities such as the Funds will report such amounts to the individual shareholders. Individual shareholders are advised that, pursuant to these rules, they may be required to report as income amounts in excess of actual distributions made to them.

   The Trust is required to withhold for income taxes, a percentage of dividends, distributions and redemption payments at the then-applicable rate, if any of the following circumstances exist: i) a shareholder fails to provide the Trust with a correct taxpayer identification number ("TIN"); ii) the Trust is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Trust is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that
i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Trust with a correct TIN. The Trust in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on the Trust for reporting an incorrect TIN and that TIN was provided by the shareholder, the Trust will pass the penalty onto the shareholder.

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   This discussion of "Dividends, Distributions and Taxes" is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from each Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 2000, 2001 and 2002, purchasers of shares of the Funds paid aggregate sales charges of $4,735,134, $2,947,020 and $2,075,990, respectively, of which the Distributor received net commissions of $1,284,268, $829,500 and $959,688, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2002, the Distributor received net commissions of $413,463 for Class A Shares and deferred sales charges of $546,225 for Class B Shares and Class C Shares.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

CORE BOND FUND AND HIGH YIELD FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
              -----------------              -----------------           ------------------            --------------
       Less than $50,000                           4.75%                       4.99%                        4.25%
       $50,000 but under $100,000                  4.50%                       4.71%                        4.00%
       $100,000 but under $250,000                 3.50%                       3.63%                        3.00%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                                                                       DEALER DISCOUNT
                                                                                                      OR AGENCY FEE AS
            AMOUNT OF TRANSACTION                    SALES CHARGE AS PERCENTAGE OF                      PERCENTAGE OF
              AT OFFERING PRICE               OFFERING PRICE            NET AMOUNT INVESTED            OFFERING PRICE
              -----------------               --------------            -------------------            --------------
       Less than $50,000                           5.75%                       6.10%                        5.25%
       $50,000 but under $100,000                  4.75%                       4.99%                        4.25%
       $100,000 but under $250,000                 3.75%                       3.90%                        3.25%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost of Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

                   First $200 million                           .085%
                   $200 million to $400 million                 .05%
                   $400 million to $600 million                 .03%
                   $600 million to $800 million                 .02%
                   $800 million to $1 billion                   .015%
                   Greater than $1 billion                      .0125%


   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended October 31, 2002, Equity Planning received $232,741.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.


   For the fiscal year ended October 31, 2002, the Funds paid Rule l2b-l Fees in the amount of $8,358,378, of which the principal underwriter received $2,061,402; W.S. Griffith Securities, Inc., an affiliate, received $684,886; and unaffiliated broker-dealers received $5,612,090. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $7,320,818; (2) compensation to sales personnel, $2,484,192; (3) advertising, $933,624; (4) printing and mailing of prospectuses to other than current shareholders, $144,012; (5) service costs, $917,619, and (6) other, $373,294.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES


--------------------------------- --------------- ----------------- ----------------------------------------------------------
                                    NUMBER OF
                                     TERM OF       PORTFOLIOS IN
                                    OFFICE AND      FUND COMPLEX
        NAME (AGE), AND             LENGTH OF       OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
            ADDRESS                TIME SERVED        TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Robert Chesek (68)                Served since    25                Currently retired.
                                  1981.
--------------------------------- --------------- ----------------- ----------------------------------------------------------
E. Virgil Conway (73)             Served since    35                Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC         1993.                             since 2001. Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), Pace University (1978-present), New
New York, NY 10178                                                  York Housing Partnership Development Corp. (Chairman)
                                                                    (1981-present), Greater New York Councils, Boy Scouts
                                                                    of America (1985-present), Academy of Political Science
                                                                    (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                    Corp. (1989-present), The Harlem Youth Development
                                                                    Foundation (1998-present).  Chairman, Metropolitan
                                                                    Transportation Authority (1992-2001). Director, Trism,
                                                                    Inc. (1994-2001), Consolidated Edison Company of New York,
                                                                    Inc. (1970-2002) Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002),
                                                                    Josiah Macy, Jr., Foundation (1975-2002), Union Pacific
                                                                    Corp. (1978-2002), Blackrock Freddie Mac Mortgage
                                                                    Securities Fund (Advisory Director) (1990-2002),
                                                                    Accuhealth (1994-2002).
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Harry Dalzell-Payne (73)          Served since    35                Currently retired.
The Flat, Elmore Court            1993.
Elmore, GL05, GL2 3NT U.K.
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Francis E. Jeffries (72)          Served since    28                Director, The Empire District Electric Company
8477 Bay Colony Dr. #902          1995.                             (1984-present). Director (1989-1997), Chairman of the
Naples, FL  34108                                                   Board (1993-1997), Phoenix Investment Partners, Ltd.
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Leroy Keith, Jr. (63)             Served since    25                Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.         1980.                             since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                                  Officer (1995-1998), Carson Products Company
Ste. 1430                                                           (cosmetics).   Director/Trustee, Evergreen Funds (6
Chattanooga, TN  37402                                              portfolios).
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Geraldine M. McNamara (51)        Served since    33                Managing Director, U.S. Trust Company of New York
United States Trust               2001.                             (private bank) (1982-present).
Company of NY
114 West 47th Street
New York, NY  10036
--------------------------------- --------------- ----------------- ----------------------------------------------------------


--------------------------------- --------------- ----------------- ----------------------------------------------------------
                                    NUMBER OF
                                     TERM OF       PORTFOLIOS IN
                                    OFFICE AND      FUND COMPLEX
        NAME (AGE), AND             LENGTH OF       OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
            ADDRESS                TIME SERVED        TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- --------------- ----------------- ----------------------------------------------------------

Everett L. Morris (74)            Served since    35                Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company           1995.                             management) (1993-present). 10 Exchange Place
Jersey City, NJ  07302
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Richard E. Segerson (56)          Served since    25                Managing Director, Northway Management Company
Northway Management Company       1993.                             (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                    (1993-1998).
Greenwich, CT  06830
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Lowell P. Weicker, Jr. (71)       Served since    25                Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                   1995.                             (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA  22314                                               (2000-present). President, The Trust for America's
                                                                    Health (non-profit) (2001-present).  Director, Duty Free
                                                                    International, Inc. (1997-1998).
--------------------------------- --------------- ----------------- ----------------------------------------------------------

                               Interested Trustees


Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

--------------------------------- --------------- ----------------- ----------------------------------------------------------
                                    NUMBER OF
                                     TERM OF       PORTFOLIOS IN
                                    OFFICE AND      FUND COMPLEX
        NAME (AGE), AND             LENGTH OF       OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
            ADDRESS                TIME SERVED        TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- --------------- ----------------- ----------------------------------------------------------
*Marilyn E. LaMarche (68)         Served since      23               Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2002.                              (1983-present).  Director, The Phoenix Companies,
30 Rockefeller Plaza,                                                Inc. (2001-present) and Phoenix Life Insurance
59th Floor                                                           Company (1989-present).
New York, NY  10020
--------------------------------- --------------- ----------------- ----------------------------------------------------------


--------------------------------- --------------- ----------------- ----------------------------------------------------------
                                    NUMBER OF
                                     TERM OF       PORTFOLIOS IN
                                    OFFICE AND      FUND COMPLEX
        NAME (AGE), AND             LENGTH OF       OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
            ADDRESS                TIME SERVED        TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- --------------- ----------------- ----------------------------------------------------------
**Philip R. McLoughlin (56)       Served since      46              Director, PXRE Corporation (Delaware) (1985-present),
Chairman and President            1989.                             World Trust Fund (1991-present).  Chairman
                                                                    (1997-2002), Director (1995-2002), Vice Chairman
                                                                    (1995-1997) and Chief Executive Officer (1995-2002),
                                                                    Phoenix Investment Partners, Ltd. Director, Executive
                                                                    Vice President and Chief Investment Officer, The
                                                                    Phoenix Companies, Inc. (2001-2002).  Director
                                                                    (1994-2002) and Executive Vice President, Investments
                                                                    (1988-2002), Phoenix Life Insurance Company. Director
                                                                    (1983-2002) and Chairman (1995-2002), Phoenix
                                                                    Investment Counsel, Inc. Director (1984-2002) and
                                                                    President (1990-2000), Phoenix Equity Planning
                                                                    Corporation. Chairman and Chief Executive Officer,
                                                                    Phoenix/Zweig Advisers LLC (1999-2002). Director and
                                                                    President, Phoenix Investment Management Company
                                                                    (2001-2002). Director and Executive Vice President,
                                                                    Phoenix Life and Annuity Company (1996-2002).
                                                                    Director and Executive Vice President, PHL Variable
                                                                    Insurance Company (1995-2002). Director, Phoenix
                                                                    National Trust Company (1996-2002). Director and Vice
                                                                    President, PM Holdings, Inc. (1985-2002). Director,
                                                                    PHL Associates, Inc. (1995-2002). Director
                                                                    (1992-2002) and President (1992-1994), WS Griffith
                                                                    Securities, Inc.
--------------------------------- --------------- ----------------- ----------------------------------------------------------
***James M. Oates (56)            Served since      25              Chairman, Hudson Castle Group Inc. (formerly IBEX
Hudson Capital Group Inc.         1987.                             Capital Markets Inc.) (financial services)
60 State Street, Ste. 950                                           (1997-present). Managing Director, Wydown Group
Boston, MA 02109                                                    (consulting firm) (1994-present). Director, Investors
                                                                    Financial Service Corporation (1995-present),
                                                                    Investors Bank & Trust Corporation (1995-present),
                                                                    Plymouth Rubber Co. (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp
                                                                    (1998-present), Connecticut River Bank (1998-present)
                                                                    and Trust Company of New Hampshire (2002-present).
                                                                    Director and Treasurer, Endowment for Health, Inc.
                                                                    (2000-present). Chairman, Emerson Investment
                                                                    Management, Inc. (2000-present).  Investment
                                                                    Committee, New Hampshire Charitable Foundation
                                                                    (2001-present).  Vice Chairman, Massachusetts Housing
                                                                    Partnership (1998-1999). Director, Blue Cross and
                                                                    Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                                    Funds (1991-2000), Command Systems, Inc. (1998-2000),
                                                                    Phoenix Investment Partners, Ltd. (1995-2001) and
                                                                    1Mind, Inc. (1999-2001).
--------------------------------- --------------- ----------------- ----------------------------------------------------------

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------ ---------------------- ------------------------------------------------------------------------
                                 POSITION(S) HELD
                                  WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND ADDRESS     LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
------------------------------ ---------------------- ------------------------------------------------------------------------
William R. Moyer (58)          Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
                               President since 1990.  Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                      Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
John F. Sharry (50)            Executive Vice         President, Private Client Group (1999-present), Executive Vice
                               President since 1998.  President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                      Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present). Executive Vice President, Phoenix
                                                      Fund Complex (1998-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
Robert S. Driessen (55)        Vice President since   Vice President and Compliance Officer, Phoenix Investment Partners,
                               1999.                  Ltd. (1999-present) and Phoenix Investment Counsel, Inc. (1999-present).
                                                      Vice President, Phoenix Fund Complex (1999-present). Compliance Officer
                                                      (2000-present) and Associate Compliance Officer (1999), PXP ecurities
                                                      Corp. Vice President, Risk Management Liaison, Bank of America (1996-1999).
                                                      Vice President, Securities Compliance, The Prudential Insurance Company
                                                      of America (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                      Exchange Commission, Division of Investment Management (1972-1993).
------------------------------ ---------------------- ------------------------------------------------------------------------
Nancy  G. Curtiss (50)         Treasurer since 2002.  Vice President, Fund Accounting (1994-present) and Treasurer
                                                      (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
Richard J. Wirth (44)          Secretary since 2002.  Vice President and Insurance and Investment Products Counsel
One American Row                                      (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102

------------------------------ ---------------------- ------------------------------------------------------------------------

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee did not meet during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended October 31, 2002, the Trustees received the following compensation:

                                                                TOTAL
                                                            COMPENSATION
                                                           FROM TRUST AND
                                      AGGREGATE            FUND COMPLEX
                                     COMPENSATION            (31 FUNDS)
           NAME                       FROM TRUST          PAID TO TRUSTEES
                                      ----------          ----------------

Robert Chesek                           $12,246*              $ 56,000
E. Virgil Conway                        $16,800               $114,250
Harry Dalzell-Payne                     $14,640               $103,000
Francis E. Jeffries                     $12,000*              $ 55,000
Leroy Keith, Jr.                        $12,240               $ 56,000
Marilyn E. Lamarche**                   $     0               $      0
Philip R. McLoughlin                    $     0               $      0
Geraldine M. McNamara                   $13,200               $ 60,500
Everett L. Morris                       $14,400*              $ 93,875
James M. Oates                          $16,200               $ 74,250
Richard E. Segerson                     $14,400               $ 66,000
Lowell P. Weicker, Jr.                  $14,400               $ 65,000

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2002, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris and Segerson was $40,296.14, $275,758, $175,613 and $107,349, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

**Ms. Lamarche became a Trustee on November 20, 2002 and therefore received no compensation from the Trust during its last fiscal year.


TRUSTEE OWNERSHIP OF SECURITIES

  Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.


----------------------------------- ------------------------------------ -----------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                              TRUSTEE OWNERSHIP IN ALL FUNDS
                                     DOLLAR RANGE OF EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN FAMILY
          NAME OF TRUSTEE                 IN A FUND OF THE TRUST                 OF INVESTMENT COMPANIES
----------------------------------- ------------------------------------ -----------------------------------------
Robert Chesek                       None                                 None
----------------------------------- ------------------------------------ -----------------------------------------
E. Virgil Conway                    Phoenix-Engemann Capital Growth      $1- $10,000
                                    Fund--$1 -$10,000
----------------------------------- ------------------------------------ -----------------------------------------
Harry Dalzell-Payne                 None                                 None
----------------------------------- ------------------------------------ -----------------------------------------
Francis E. Jeffries                 None                                 None
----------------------------------- ------------------------------------ -----------------------------------------
Leroy Keith, Jr.                    None                                 None
----------------------------------- ------------------------------------ -----------------------------------------

Marilyn E. LaMarche                 None                                 None

----------------------------------- ------------------------------------ -----------------------------------------


----------------------------------- ------------------------------------ -----------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                              TRUSTEE OWNERSHIP IN ALL FUNDS
                                     DOLLAR RANGE OF EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN FAMILY
          NAME OF TRUSTEE                 IN A FUND OF THE TRUST                 OF INVESTMENT COMPANIES
----------------------------------- ------------------------------------ -----------------------------------------
Philip R. McLoughlin                 Phoenix-Engemann Capital Growth     Over $100,000
                                     Fund -- $10,000 - $50,000
                                     Phoenix-Goodwin Money Market
                                     Fund--Over $10,000,000
----------------------------------- ------------------------------------ -----------------------------------------
Geraldine M. McNamara               None                                 None
----------------------------------- ------------------------------------ -----------------------------------------
Everett L. Morris                   Phoenix-Engemann Aggressive Growth   Over $100,000
                                    Fund-- $10,000 - $50,000
----------------------------------- ------------------------------------ -----------------------------------------
James M. Oates                      None                                 Over $100,000
----------------------------------- ------------------------------------ -----------------------------------------
Richard E. Segerson                 None                                 None
----------------------------------- ------------------------------------ -----------------------------------------
Lowell P. Weicker, Jr.              None                                 None
----------------------------------- ------------------------------------ -----------------------------------------


At February 6, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of February 6, 2002 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.


NAME OF SHAREHOLDER                               NAME OF FUND                      PERCENT OF CLASS     NUMBER OF SHARES
-------------------                               ------------                      ----------------     ----------------
Winifred A. Cargill                         Core Bond Fund Class C                       8.39%               12,222.222
7 King Phillip Trail
Norfolk, MA 02056-1405

Dean Witter Reynolds Inc.                   Money Market Fund Class C                    6.55%              390,602.230
Cust. FBO Bruce Stein
P. O. Box 250 Church St. Sta.
New York, NY 10008-0250

Ferris, Baker, Watts, Inc.                  Aggressive Growth Fund Class C              13.47%                5,259.387
David P. Reed/IRA
9 Greenspring Circle
Huntington, WV  25705

First Clearing Corporation                  Aggressive Growth Fund Class C              12.53%                4,892.719
Sue Ellen Abi-Nader Trustee
Sue Ellen Abi-Nader Trust
814 Grande Heights Drive
Cary, NC 27513-3158

First Union National Bank                   Money Market Fund Class A                    5.67%           10,347,213.700
FBO The Phoenix Opt Plan
123 S. Broad Street
Philadelphia, PA 19109-1029

Elizabeth A. Hall                           Core Bond Fund Class C                       6.69%                9,746.017
2235 N.E. Douglas
Newport, OR 97365-1841


NAME OF SHAREHOLDER                               NAME OF FUND                      PERCENT OF CLASS     NUMBER OF SHARES
-------------------                               ------------                      ----------------     ----------------
*MLPF & S for the Sole                      Core Bond Fund Class C                        24.67%             35,953.427
 Benefit of its Customers                   Aggressive Growth Fund Class B                10.01%            193,126.919
 Attn: Fund Administration                  High Yield Fund Class B                       13.30%            653,874.833
 4800 Deer Lake Dr. E. 3rd Fl.              High Yield Fund Class C                       21.98%             96,110.390
 Jacksonville, FL 32246-6484

NFSC FEBO                                   Aggressive Growth Fund Class C               5.20%                2,054.410
Jessie B. Carmichael
20600 Highway 36
Gustine, TX 76455-5549

PaineWebber for the Benefit of              High Yield Fund Class C                      8.30%               36,295.597
UBS PaineWebber CDN FBO
Harry S. Mataali
P.O. Box 3321
Weehawken, NJ  07086-8154

Phoenix Equity Planning Corp                Core Bond Fund Class C                       9.24%               13,469.918
Attn: Corporate Accounting Dept
C/O Gene Charon Controller
56 Prospect Street - 1CP8
Hartford, CT 06103-2818

Phoenix Investment Counsel, Inc             Aggressive Growth Fund                      13.15%                5,133.470
Attn: Gene Charon                           Class C
56 Prospect Street
Hartford, CT  06103-2818

TTEES of Phoenix Savings and                 Aggressive Growth Fund Class A              7.72%            1,207,243.189
Investment Plan                              Money Market Fund Class A                   6.85%           12,500,259.392
C/O Suzettee Louro
100 Bright Meadow Boulevard
P.O. Box 1900 Enfield, CT 06083

Southwest Securities Inc.                   Aggressive Growth Fund Class C               1.73%                4,580.499
FBO Craig Sheyon
P.O. Box 509002
Dallas, TX 75250-9002


* Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.


                                OTHER INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian"). Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS


   The Fund's Financial Statements for the fiscal year ended October 31, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX
A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Duff & Phelps Core Bond Fund

                        INVESTMENTS AT OCTOBER 31, 2002

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
U.S. GOVERNMENT SECURITIES--12.4%
U.S. TREASURY BONDS--5.6%
U.S. Treasury Bonds 6%, 2/15/26...   AAA         $    6,350  $  7,099,103
                                                             ------------
U.S. TREASURY NOTES--6.8%
U.S. Treasury Notes 6.25%,
2/15/03...........................   AAA              3,700     3,750,009
U.S. Treasury Notes 5.50%,
5/31/03...........................   AAA              4,600     4,709,508
                                                             ------------
                                                                8,459,517
                                                             ------------
- -------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $15,720,692)                                  15,558,620
- -------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--34.5%
Fannie Mae 10%, 5/25/04...........   AAA                141       146,311
Fannie Mae 6%, 10/1/14............   AAA              3,624     3,796,169
Fannie Mae 6.50%, '16 -- '32......   AAA             17,616    18,296,998
Fannie Mae 6%, 7/1/17.............   AAA              3,659     3,815,913
Fannie Mae 6.75%, 5/25/19.........   AAA                502       508,811
Fannie Mae 6.75%, 6/25/21.........   AAA                642       652,153
Fannie Mae 6%, 5/1/29.............   AAA              2,077     2,141,598
Fannie Mae 7.50%, 3/1/31..........   AAA              2,168     2,292,884
Fannie Mae 7%, 7/1/31.............   AAA              2,497     2,608,109
Fannie Mae 7%, 9/1/31.............   AAA              3,800     3,969,813
GNMA 8%, 9/15/05..................   AAA                 33        34,143
GNMA 8.50%, 3/15/06...............   AAA                 30        32,813
GNMA 8.50%, 4/15/06...............   AAA                 17        17,830
GNMA 8%, 9/15/06..................   AAA                  5         4,949
GNMA 8.50%, 11/15/22..............   AAA                  6         6,248

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
GNMA 6.50%, 9/15/28...............   AAA         $    1,622  $  1,692,572
GNMA 7.50%, 9/15/29...............   AAA              3,379     3,595,107
- -------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $41,786,883)                                  43,612,421
- -------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED SECURITIES--1.2%
Fannie Mae 4.375%, 9/15/12........   AAA              1,500     1,476,621
- -------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,497,384)                                    1,476,621
- -------------------------------------------------------------------------

ASSET-BACKED SECURITIES--8.9%
First USA Credit Card Master Trust
97-2 A 1.945%, 1/17/07(d).........   AAA              1,400     1,401,041
Ford Credit Auto Owner Trust 00-E,
A4 6.74%, 6/15/04.................   AAA              1,497     1,523,316
Green Tree Financial Corp. 98-3,
A5 6.22%, 3/1/17..................   AAA              3,060     3,122,457
MBNA Master Credit Card Trust 97-C
A 1.913%, 8/15/06(d)..............   AAA              2,900     2,902,065
PECO Energy Transition Trust 99-A,
A6 6.05%, 3/1/07..................   AAA              2,000     2,199,850
- -------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $10,694,190)                                  11,148,729
- -------------------------------------------------------------------------

CORPORATE BONDS--21.1%
AUTOMOBILE MANUFACTURERS--1.1%
General Motors Corp. 7.20%,
1/15/11...........................   BBB              1,500     1,410,650

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
BANKS--2.5%
Citicorp Capital I 7.933%,
2/15/27...........................    A          $    3,000  $  3,152,328
CONSUMER FINANCE--4.2%
Ford Motor Credit Co. 7.375%,
2/1/11............................   BBB              1,500     1,340,556
General Electric Capital Corp.
6.75%, 3/15/32....................   AAA              2,000     2,094,690
Household Finance Corp. 8%,
7/15/10...........................   A-               2,000     1,872,266
                                                             ------------
                                                                5,307,512
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES--2.0%
Merrill Lynch & Co. 6.50%,
7/15/18...........................   A+               2,500     2,530,340
ELECTRIC UTILITIES--2.0%
Progress Energy, Inc. 7.10%,
3/1/11............................   BBB              2,500     2,562,350
GAS UTILITIES--2.1%
Consolidated Natural Gas 6.85%,
4/15/11...........................  BBB+              2,500     2,689,528
INTEGRATED OIL & GAS--4.6%
Amerada Hess Corp. 7.30%,
8/15/31...........................   BBB              1,500     1,578,267
ConocoPhillips 144A 4.75%,
10/15/12(b)                          A-               2,000     1,970,334
Occidental Petroleum 5.875%,
1/15/07...........................   BBB              2,000     2,143,217
                                                             ------------
                                                                5,691,818
                                                             ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
Verizon Global Funding Corp.
7.75%, 12/1/30....................   A+               1,000     1,071,517
MOVIES & ENTERTAINMENT--1.7%
Disney (Walt) Co. 5.50%,
12/29/06..........................  BBB+              2,000     2,090,212
- -------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $25,821,371)                                  26,506,255
- -------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--9.7%
First Union - Lehman Brothers -
Bank of America 98-C2, A2 6.56%,
11/18/08..........................   AAA              2,300     2,580,865
First Union Lehman Brothers
Commercial Mortgage 97-C1, A3
7.38%, 4/18/07.................... Aaa(c)             2,500     2,854,884
J.P. Morgan Commercial Mortgage
Finance Corp. 97-C5, A2 7.069%,
9/15/29...........................   AAA              1,628     1,755,771

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
Merrill Lynch Mortgage Investors,
Inc. 96-C2, A3 6.96%, 11/21/28....   AAA         $    3,000  $  3,301,770
Morgan Stanley Capital I, 98-WF1,
A2 6.55%, 12/15/07................   AAA              1,500     1,676,880
- -------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $10,919,018)                                  12,170,170
- -------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--1.9%
UNITED KINGDOM--1.9%
British Telecom plc 8.375%,
12/15/10(d).......................   A-               2,000     2,345,974
- -------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,997,355)                                    2,345,974
- -------------------------------------------------------------------------
                                                   SHARES
                                                 ----------
PREFERRED STOCKS--7.0%
CONSUMER FINANCE--7.0%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                   13,522     8,869,376
- -------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $9,152,516)                                    8,869,376
- -------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.7%
(IDENTIFIED COST $117,589,408)                                121,688,166
- -------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--2.6%
MONEY MARKET MUTUAL FUNDS--2.6%
SSgA Money Market Fund (1.44%
seven day effective yield)........                3,261,532     3,261,532
- -------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,261,532)                                    3,261,532
- -------------------------------------------------------------------------
TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $120,850,941)                                124,949,698(a)
Other assets and liabilities, net--0.7%                           918,010
                                                             ------------
NET ASSETS--100.0%                                           $125,867,708
                                                             ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,216,833, and gross depreciation of $5,587,717, for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $125,320,582.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $10,839,710 or 8.6% of net assets.
(c) As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value (Identified cost
 $120,850,941)                                         $124,949,698
Receivables
 Fund shares sold                                           244,872
 Interest                                                 1,044,686
Prepaid expenses                                              2,324
                                                       ------------
   Total assets                                         126,241,580
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                    182,358
 Transfer agent fee                                          53,809
 Investment advisory fee                                     48,147
 Distribution fee                                            33,581
 Professional                                                28,712
 Financial agent fee                                         12,127
 Trustees' fee                                                5,200
 Payable to adviser                                              17
Accrued expenses                                              9,921
                                                       ------------
   Total liabilities                                        373,872
                                                       ------------
NET ASSETS                                             $125,867,708
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $141,535,745
Undistributed net investment income                         218,404
Accumulated net realized loss                           (19,985,198)
Net unrealized appreciation                               4,098,757
                                                       ------------
NET ASSETS                                             $125,867,708
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $115,184,800)                                           12,893,826
Net asset value per share                                     $8.93
Offering price per share $8.93/(1-4.75%)                      $9.38

CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $9,471,345)                                              1,065,842
Net asset value and offering price per share                  $8.89

CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,211,563)                                                135,990
Net asset value and offering price per share                  $8.91

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                 $ 7,474,798
Dividends                                                    993,326
Security lending                                                 130
                                                         -----------
   Total investment income                                 8,468,254
                                                         -----------
EXPENSES
Investment advisory fee                                      581,814
Distribution fee, Class A                                    299,042
Distribution fee, Class B                                     89,236
Distribution fee, Class C                                      7,518
Financial agent fee                                          147,265
Transfer agent                                               281,871
Registration                                                  31,961
Professional                                                  30,569
Trustees                                                      26,611
Printing                                                      23,317
Custodian                                                     17,368
Miscellaneous                                                 19,603
                                                         -----------
   Total expenses                                          1,556,175
   Custodian fees paid indirectly                               (168)
                                                         -----------
   Net expenses                                            1,556,007
                                                         -----------
NET INVESTMENT INCOME                                      6,912,247
                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                           (2,551,115)
Net change in unrealized appreciation (depreciation) on
 investments                                              (3,333,017)
                                                         -----------
NET LOSS ON INVESTMENTS                                   (5,884,132)
                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 1,028,115
                                                         ===========

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/02        10/31/01
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $  6,912,247    $  7,484,949
 Net realized gain (loss)                                       (2,551,115)      2,067,176
 Net change in unrealized appreciation (depreciation)           (3,333,017)      6,828,804
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    1,028,115      16,380,929
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                 (7,750,890)     (7,703,678)
 Net investment income, Class B                                   (512,861)       (468,493)
 Net investment income, Class C                                    (43,441)        (18,900)
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (8,307,192)     (8,191,071)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,252,508 and 8,824,414
   shares, respectively)                                        29,540,032      80,813,807
 Net asset value of shares issued from reinvestment of
   distributions (536,345 and 499,674 shares, respectively)      4,840,548       4,555,072
 Cost of shares repurchased (4,666,897 and 9,060,526 shares,
   respectively)                                               (42,374,522)    (82,846,521)
                                                              ------------    ------------
Total                                                           (7,993,942)      2,522,358
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (403,069 and 495,925 shares,
   respectively)                                                 3,630,193       4,526,152
 Net asset value of shares issued from reinvestment of
   distributions (39,131 and 36,150 shares, respectively)          351,312         328,147
 Cost of shares repurchased (427,629 and 345,761 shares,
   respectively)                                                (3,865,095)     (3,136,289)
                                                              ------------    ------------
Total                                                              116,410       1,718,010
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (99,414 and 67,056 shares,
   respectively)                                                   894,534         615,445
 Net asset value of shares issued from reinvestment of
   distributions (4,109 and 1,190 shares, respectively)             36,924          17,052
 Cost of shares repurchased (20,237 and 41,838 shares,
   respectively)                                                  (182,768)       (381,024)
                                                              ------------    ------------
Total                                                              748,690         251,473
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (7,128,842)      4,491,841
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (14,407,919)     12,681,699
NET ASSETS
 Beginning of period                                           140,275,627     127,593,928
                                                              ------------    ------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $218,404 AND $349,892, RESPECTIVELY]             $125,867,708    $140,275,627
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31
                                                              ----------------------------------------------------------
                                                               2002(5)          2001        2000        1999        1998
Net asset value, beginning of period                             $9.43         $8.86       $9.04       $9.83       $9.66
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.58          0.60        0.59        0.59        0.59
 Net realized and unrealized gain (loss)                         (0.49)         0.55       (0.16)      (0.78)       0.18
                                                                   ---         -----       -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                             0.09          1.15        0.43       (0.19)       0.77
                                                                   ---         -----       -----       -----       -----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.59)        (0.58)      (0.61)      (0.60)      (0.60)
                                                                   ---         -----       -----       -----       -----
     TOTAL DISTRIBUTIONS                                         (0.59)        (0.58)      (0.61)      (0.60)      (0.60)
                                                                   ---         -----       -----       -----       -----
Change in net asset value                                        (0.50)         0.57       (0.18)      (0.79)       0.17
                                                                   ---         -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                                   $8.93         $9.43       $8.86       $9.04       $9.83
                                                                   ---           ---         ---         ---         ---
                                                                   ---           ---         ---         ---         ---
Total return(1)                                                   1.07%        13.36%       4.98%      (1.97)%      8.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $115,184      $129,913    $119,734    $144,923    $180,628
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                               1.15%(4)      1.15%       1.17%       1.04%       1.00%
 Net investment income                                            5.40%         5.78%       6.01%       5.62%       5.46%
Portfolio turnover rate                                             70%          143%        146%        112%        290%

                                                        CLASS B                                         CLASS C
                                    -----------------------------------------------   -------------------------------------------
                                                 YEAR ENDED OCTOBER 31                  YEAR ENDED OCTOBER 31      FROM INCEPTION
                                    -----------------------------------------------   --------------------------    10/12/99 TO
                                    2002(5)       2001     2000      1999      1998   2002(5)       2001    2000      10/31/99
Net asset value, beginning of
 period                              $9.39       $8.82    $8.97     $9.77     $9.60    $9.41       $8.84   $8.99       $8.96
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)         0.51        0.53     0.50      0.51      0.52     0.51        0.55    0.48        0.03
 Net realized and unrealized gain
   (loss)                            (0.49)       0.55    (0.14)    (0.78)     0.18    (0.49)       0.52   (0.11)       0.03
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
     TOTAL FROM INVESTMENT
       OPERATIONS                     0.02        1.08     0.36     (0.27)     0.70     0.02        1.07    0.37        0.06
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
LESS DISTRIBUTIONS
 Dividends from net investment
   income                            (0.52)      (0.51)   (0.51)    (0.53)    (0.53)   (0.52)      (0.50)  (0.52)      (0.03)
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
     TOTAL DISTRIBUTIONS             (0.52)      (0.51)   (0.51)    (0.53)    (0.53)   (0.52)      (0.50)  (0.52)      (0.03)
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
Change in net asset value            (0.50)       0.57    (0.15)    (0.80)     0.17    (0.50)       0.57   (0.15)       0.03
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
NET ASSET VALUE, END OF PERIOD       $8.89       $9.39    $8.82     $8.97     $9.77    $8.91        9.41   $8.84       $8.99
                                    ======      ======   ======   =======   =======    =====      ======   =====   =========
Total return(1)                       0.31%      12.58%    4.21%    (2.77)%    7.48%    0.31%      12.49%   4.30%       0.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (thousands)                        $9,471      $9,867   $7,633   $11,737   $12,902   $1,212        $496    $226        $101
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                   1.90%(4)    1.90%    1.91%     1.79%     1.75%    1.90%(4)    1.90%   1.91%       1.37%(2)
 Net investment income                4.65%       5.02%    5.25%     4.89%     4.74%    4.66%       5.02%   5.31%       4.97%(2)
Portfolio turnover rate                 70%        143%     146%      112%      290%      70%        143%    146%        112%(3)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income
    (loss) per share from 0.59 to 0.58 per share for Class A; and, to increase net realized and unrealized gain (loss) from (0.50) to (0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                        INVESTMENTS AT OCTOBER 31, 2002


                                                SHARES       VALUE
                                              ----------  ------------
COMMON STOCKS--90.1%
ADVERTISING--1.9%
Lamar Advertising Co.(b)...................      100,000  $  3,394,000
AEROSPACE & DEFENSE--1.5%
Alliant Techsystems Inc.(b)................       20,000     1,203,000
Integrated Defense Technology, Inc.(b).....       50,000       701,500
Veridian Corp.(b)..........................       30,000       718,800
                                                          ------------
                                                             2,623,300
                                                          ------------

AIR FREIGHT & COURIERS--0.9%
Hunt (J.B.) Transport Services, Inc.(b)....       20,000       553,800
Pacer International, Inc.(b)...............       90,000     1,062,000
                                                          ------------
                                                             1,615,800
                                                          ------------

APPAREL RETAIL--0.5%
Mother's Work, Inc.(b).....................       25,000       900,750

APPLICATION SOFTWARE--5.1%
BEA Systems, Inc.(b).......................      800,000     6,471,200
Mercury Interactive Corp.(b)...............      100,000     2,637,000
                                                          ------------
                                                             9,108,200
                                                          ------------

BIOTECHNOLOGY--5.6%
Gilead Sciences Inc.(b)....................       25,000       868,500
IDEC Pharmaceutical Corp.(b)...............      120,000     5,522,400
MedImmune, Inc.(b).........................       70,000     1,788,500


                                                SHARES       VALUE
                                              ----------  ------------
BIOTECHNOLOGY--CONTINUED
Neurocrine Biosciences, Inc.(b)............       20,000  $    898,000
OSI Pharmaceuticals, Inc.(b)...............       50,000       866,000
                                                          ------------
                                                             9,943,400
                                                          ------------

BROADCASTING & CABLE TV--2.1%
Cumulus Media, Inc.(b).....................      100,000     1,714,000
Radio One, Inc. Class D(b).................      125,000     2,085,000
                                                          ------------
                                                             3,799,000
                                                          ------------

COMPUTER & ELECTRONICS RETAIL--0.6%
CDW Computers Centers, Inc.(b).............       20,000     1,060,400

COMPUTER STORAGE & PERIPHERALS--1.6%
EMC Corp.(b)...............................      200,000     1,022,000
Network Appliance, Inc.(b).................      200,000     1,794,200
                                                          ------------
                                                             2,816,200
                                                          ------------

DATA PROCESSING SERVICES--2.8%
The BISYS Group, Inc.(b)...................      150,000     2,685,000
Concord EFS, Inc.(b).......................      160,000     2,284,800
                                                          ------------
                                                             4,969,800
                                                          ------------

DIVERSIFIED COMMERCIAL SERVICES--2.1%
Corinthian Colleges, Inc.(b)...............       10,000       379,000
Corporate Executive Board Co. (The)(b).....      100,000     3,319,000
                                                          ------------
                                                             3,698,000
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
DIVERSIFIED FINANCIAL SERVICES--3.1%
CIT Group, Inc.(b).........................       75,000  $  1,335,750
Lehman Brothers Holdings, Inc. ............       40,000     2,130,800
W.P. Stewart & Co. Ltd. ...................       50,000       907,000
American Capital Strategies Ltd. ..........       60,000     1,179,600
                                                          ------------
                                                             5,553,150
                                                          ------------
GENERAL MERCHANDISE STORES--2.7%
Dollar Tree Stores, Inc.(b)................       35,000       920,150
Family Dollar Stores, Inc. ................      125,000     3,848,750
                                                          ------------
                                                             4,768,900
                                                          ------------

HEALTH CARE DISTRIBUTORS & SERVICES--7.4%
Accredo Health, Inc.(b)....................       40,000     1,851,200
Advisory Board Co. (The)(b)................       30,000       961,500
Quest Diagnostics, Inc.(b) ................       70,000     4,468,100
AmerisourceBergen Corp. ...................       85,000     6,047,750
                                                          ------------
                                                            13,328,550
                                                          ------------

HEALTH CARE EQUIPMENT--0.4%
Healthetech, Inc.(b).......................      100,000       685,000
HEALTH CARE FACILITIES--3.4%
Province Healthcare Co.(b).................       60,000       783,000
Triad Hospitals, Inc.(b)...................      100,000     3,650,000
Univ Health Svcs-B(b)......................       20,000       969,600
HCA, Inc. .................................       15,000       652,350
                                                          ------------
                                                             6,054,950
                                                          ------------

HOME IMPROVEMENT RETAIL--0.6%
Kirkland's, Inc.(b)........................       60,000     1,047,000
INTERNET SOFTWARE & SERVICES--5.8%
Expedia Inc(b).............................       10,000       676,600
Overture Services, Inc.(b).................      200,000     5,506,000
Websense, Inc.(b)..........................      130,000     2,624,700
Yahoo!, Inc.(b)............................      100,000     1,492,000
                                                          ------------
                                                            10,299,300
                                                          ------------

IT CONSULTING & SERVICES--4.8%
Affiliated Computer Services, Inc.(b)......       40,000     1,842,000
Anteon International Corp.(b)..............       50,000     1,150,000
Cognizant Technology Solutions, Inc.(b)....       20,000     1,323,400
SunGard Data Systems, Inc.(b)..............      100,000     2,217,000
Titan Corp. (The)(b).......................      165,000     2,126,850
                                                          ------------
                                                             8,659,250
                                                          ------------


                                                SHARES       VALUE
                                              ----------  ------------
LEISURE PRODUCTS--1.3%
Leapfrog Enterprises, Inc.(b)..............       85,000  $  2,323,050
MANAGED HEALTH CARE--4.7%
Caremark Rx, Inc.(b).......................       50,000       885,000
First Health Group Corp.(b)................      125,000     3,247,500
Health Net, Inc.(b)........................       50,000     1,170,000
Wellpoint Health Networks, Inc.(b).........       40,000     3,008,400
                                                          ------------
                                                             8,310,900
                                                          ------------

MOVIES & ENTERTAINMENT--0.8%
Regal Entertainment Group A(b).............       75,000     1,447,500

NETWORKING EQUIPMENT--1.7%
Brocade Communications Systems, Inc.(b)....      200,000     1,374,000
McDATA Corp. Class A(b)....................      250,000     1,645,000
                                                          ------------
                                                             3,019,000
                                                          ------------

OIL & GAS DRILLING--2.6%
Patterson-UTI Energy, Inc.(b)..............       65,000     1,879,800
Pride International, Inc.(b)...............      100,000     1,388,000
ENSCO International, Inc...................       50,000     1,352,000
                                                          ------------
                                                             4,619,800
                                                          ------------

OIL & GAS EQUIPMENT & SERVICES--1.4%
BJ Services Co.(b).........................       20,000       606,600
Smith International, Inc.(b)...............       60,000     1,875,600
                                                          ------------
                                                             2,482,200
                                                          ------------

OIL & GAS EXPLORATION & PRODUCTION--1.4%
Evergreen Resources, Inc.(b)...............       50,000     2,056,500
Ultra Petroleum Corp.(b)...................       60,000       493,800
                                                          ------------
                                                             2,550,300
                                                          ------------

PHARMACEUTICALS--2.6%
Barr Laboratories, Inc.(b).................       10,000       588,300
King Pharmaceuticals, Inc.(b)..............       50,000       767,500
NPS Pharmaceuticals, Inc.(b)...............       50,000     1,299,000
SICOR, Inc.(b).............................      100,000     1,489,000
Allergan, Inc. ............................       10,000       544,500
                                                          ------------
                                                             4,688,300
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
RESTAURANTS--4.2%
O Charleys, Inc.(b)........................       50,000  $    985,000
Panera Bread Co. Class A(b)................       60,000     1,950,000
Red Robin Gourmet Burgers(b)...............      200,000     1,854,000
Starbucks Corp.(b).........................      100,000     2,384,000
Darden Restaurants, Inc. ..................       20,000       379,600
                                                          ------------
                                                             7,552,600
                                                          ------------

SEMICONDUCTORS--8.8%
ChipPac, Inc. Class A(b)...................      300,000       795,300
Integrated Circuit Systems, Inc.(b)........      150,000     3,066,000
Intersil Corp. Class A(b)..................      200,000     3,398,000
Mervell Technology Group Ltd.(b)...........      200,000     3,242,000
QLogic Corp.(b)............................      125,000     4,351,250
Skyworks Solutions, Inc.(b)................      100,000       710,000
Xilinx, Inc.(b)............................       20,000       379,800
                                                          ------------
                                                            15,942,350
                                                          ------------

SPECIALTY STORES--5.2%
Bed, Bath & Beyond Inc.(b).................      100,000     3,546,000
CSK Auto Corp.(b)..........................      150,000     1,860,000
Dick's Sporting Goods Inc(b)...............       80,000     1,312,000
Office Depot, Inc.(b)......................       50,000       719,500
Rent-A-Center, Inc.(b).....................       40,000     1,774,000
                                                          ------------
                                                             9,211,500
                                                          ------------

SYSTEMS SOFTWARE--1.6%
Network Associates, Inc.(b)................      100,000     1,589,000
VERITAS Software Corp.(b)..................       80,000     1,220,000
                                                          ------------
                                                             2,809,000
                                                          ------------

TELECOMMUNICATIONS EQUIPMENT--0.9%
Advanced Fibre Communications, Inc.(b).....       50,000       808,950
UTStarcom, Inc.(b).........................       50,000       854,000
                                                          ------------
                                                             1,662,950
                                                          ------------
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $152,906,664)                             160,944,400
- ----------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.7%

APPLICATION SOFTWARE--0.6%
Precise Software Solutions Ltd.
  (Israel)(b)..............................      100,000     1,160,000


                                                SHARES       VALUE
                                              ----------  ------------
OIL & GAS DRILLING--0.5%
Nabors Industries Ltd. (Bermuda)(b)........       25,000  $    874,250
PHARMACEUTICALS--1.6%
Teva Pharmaceutical Industries Ltd. ADR
  (Israel).................................       35,000     2,710,050
- ----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,310,754)                                 4,744,300
- ----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS--0.0%

TELECOMMUNICATIONS EQUIPMENT--0.0%
Metro Optix, Inc. Series B
  Pfd.(b)(c)(e)(f).........................      176,768        54,798
- ----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,750,003)                                    54,798
- ----------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)
                                   -----------   ----------
CONVERTIBLE BONDS--0.0%

TELECOMMUNICATIONS EQUIPMENT--0.0%
Kestrel Solutions, Inc. Cv. 144A
  5.50%, 7/15/05(c)(d)(e)(f)......   NR          $    1,000        55,000
- -------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,000,000)                                       55,000
- -------------------------------------------------------------------------
- -------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--92.8%
(IDENTIFIED COST $159,967,421)                                165,798,498
- -------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--7.7%

COMMERCIAL PAPER--7.7%
Preferred Receivables Funding
  Corp. 1.77%, 11/1/02............   A-1              3,455     3,455,001

Enterprise Funding Corp 1.75%,
11/4/02...........................  A-1+                434       433,937

UBS Finance (DE), Inc. 1.77%,
11/6/02...........................  A-1+              2,435     2,434,401

Wal-Mart Stores 1.77%, 11/7/02....  A-1+                565       564,833

Enterprise Funding Corp 1.80%,
11/12/02..........................  A-1+              2,760     2,758,482

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
COMMERCIAL PAPER--CONTINUED
Verizon Network Funding 1.95%,
11/15/02..........................  A-1+         $      213  $    212,845

CIT Group, Inc.
1.75%, 11/19/02...................   A-1                185       184,838

ABSC Capital Corp. 1.75%,
11/20/02..........................   A-1              2,500     2,497,781

Bavaria Universal Funding Corp.
1.88%, 12/20/02...................   A-1              1,140     1,137,297
- -------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,679,104)                                  13,679,415
- -------------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $173,646,525)                                179,477,913(a)
Other assets and liabilities, net--(0.5%)                        (917,764)
                                                             ------------
NET ASSETS--100.0%                                           $178,560,149
                                                             ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $21,550,780 and gross depreciation of $17,305,153 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $175,232,286.
(b) Non-income producing.
(c) Private placement.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $55,000 or .03% of net assets.
(e) Illiquid. At October 31, 2002, these securities amounted to a value of $109,798 or 0.06% of net assets.
(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2002, these securities, which are included in illiquid securities above, amounted to $109,798 or 0.06% of net assets.
                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value,
 including $3,177,942 of securities on loan
 (Identified cost $173,646,525)                        $179,477,913
Short-term investments held as collateral for loaned
 securities                                               3,310,006
Cash                                                          3,401
Receivables
 Investment securities sold                               1,320,380
 Fund shares sold                                           144,857
 Interest and dividends                                      17,391
 Other receivables                                           35,964
Prepaid expenses                                              3,878
                                                       ------------
   Total assets                                         184,313,790
                                                       ------------
LIABILITIES
Payables
 Collateral on securities loaned                          3,310,006
 Investment securities purchased                          1,890,335
 Fund shares repurchased                                    184,917
 Investment advisory fee                                    118,188
 Transfer agent fee                                         121,654
 Distribution fee                                            46,924
 Financial agent fee                                         15,080
 Trustees' fee                                                5,200
 Payable to adviser                                              68
Accrued expenses                                             61,269
                                                       ------------
   Total liabilities                                      5,753,641
                                                       ------------
NET ASSETS                                             $178,560,149
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $329,104,673
Accumulated net realized loss                          (156,375,912)
Net unrealized appreciation                               5,831,388
                                                       ------------
NET ASSETS                                             $178,560,149
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $159,766,894)                                           16,074,066
Net asset value per share                                     $9.94
Offering price per share $9.94/(1-5.75%)                     $10.55
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $18,470,275)                                             2,016,211
Net asset value and offering price per share                  $9.16
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets $322,980)        35,276
Net asset value and offering price per share                  $9.16

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                $    390,649
Dividends                                                    278,295
Security lending                                              40,010
Foreign taxes withheld                                        (3,983)
                                                        ------------
   Total investment income                                   704,971
                                                        ------------
EXPENSES
Investment advisory fee                                    2,040,832
Distribution fee, Class A                                    556,632
Distribution fee, Class B                                    258,607
Distribution fee, Class C                                      3,403
Financial agent fee                                          225,281
Transfer agent                                               651,189
Printing                                                      62,766
Custodian                                                     39,581
Registration                                                  34,323
Professional                                                  32,643
Trustees                                                      26,611
Miscellaneous                                                 17,533
                                                        ------------
   Total expenses                                          3,949,401
   Custodian fees paid indirectly                             (1,145)
                                                        ------------
   Net expenses                                            3,948,256
                                                        ------------
NET INVESTMENT LOSS                                       (3,243,285)
                                                        ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on securities                          (28,557,417)
Net change in unrealized depreciation on investments     (18,233,072)
                                                        ------------
NET LOSS ON INVESTMENTS                                  (46,790,489)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(50,033,774)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended       Year Ended
                                                                10/31/02         10/31/01
                                                              -------------    -------------
FROM OPERATIONS
 Net investment income (loss)                                 $  (3,243,285)   $  (2,945,368)
 Net realized gain (loss)                                       (28,557,417)    (127,818,492)
 Net change in unrealized appreciation (depreciation)           (18,233,072)    (253,705,211)
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   (50,033,774)    (384,469,071)
                                                              -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized long-term gains, Class A                                   --      (40,496,417)
 Net realized long-term gains, Class B                                   --       (4,568,282)
                                                              -------------    -------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               --      (45,064,699)
                                                              -------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (1,783,444 and 3,255,371
   shares, respectively)                                         22,219,151       62,077,180
 Net asset value of shares issued from reinvestment of
   distributions (0 and 1,812,114 shares, respectively)                  --       38,054,382
 Cost of shares repurchased (5,471,981 and 4,776,406 shares,
   respectively)                                                (68,309,645)     (85,502,086)
                                                              -------------    -------------
Total                                                           (46,090,494)      14,629,476
                                                              -------------    -------------
CLASS B
 Proceeds from sales of shares (272,478 and 695,573 shares,
   respectively)                                                  3,117,855       12,166,209
 Net asset value of shares issued from reinvestment of
   distributions (0 and 218,877 shares, respectively)                    --        4,296,135
 Cost of shares repurchased (648,398 and 658,365 shares,
   respectively)                                                 (7,146,620)     (10,686,934)
                                                              -------------    -------------
Total                                                            (4,028,765)       5,775,410
                                                              -------------    -------------
CLASS C
 Proceeds from sales of shares (15,735 and 23,906 shares,
   respectively)                                                    190,873          388,264
 Cost of shares repurchased (3,884 and 481 shares,
   respectively)                                                    (43,187)          (8,460)
                                                              -------------    -------------
Total                                                               147,686          379,804
                                                              -------------    -------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (49,971,573)      20,784,690
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (100,005,347)    (408,749,080)
NET ASSETS
 Beginning of period                                            278,565,496      687,314,576
                                                              -------------    -------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $0 AND $0, RESPECTIVELY]                         $ 178,560,149    $ 278,565,496
                                                              =============    =============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31
                                                            ---------------------------------------------------------------------
                                                             2002(7)            2001           2000           1999           1998
Net asset value, beginning of period                          $12.66          $31.99         $24.54         $13.72         $17.20
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                  (0.15)(2)       (0.12)(2)      (0.14)(2)      (0.08)(2)      (0.03)
 Net realized and unrealized gain (loss)                       (2.57)         (17.12)         10.50          10.90           0.04
                                                                ----            ----           ----           ----           ----
     TOTAL FROM INVESTMENT OPERATIONS                          (2.72)         (17.24)         10.36          10.82           0.01
                                                                ----            ----           ----           ----           ----
LESS DISTRIBUTIONS
 Dividends from net investment income                             --              --             --             --          (0.03)
 Distributions from net realized gains                            --           (2.09)         (2.91)            --          (3.46)
                                                                ----            ----           ----           ----           ----
     TOTAL DISTRIBUTIONS                                          --           (2.09)         (2.91)            --          (3.49)
                                                                ----            ----           ----           ----           ----
Change in net asset value                                      (2.72)         (19.33)          7.45          10.82          (3.48)
                                                                ----            ----           ----           ----           ----
NET ASSET VALUE, END OF PERIOD                                 $9.94          $12.66         $31.99         $24.54         $13.72
                                                                ----            ----           ----           ----           ----
                                                                ----            ----           ----           ----           ----
Total return(1)                                               (21.49)%        (56.48)%        42.90%         78.94%          0.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $159,767        $250,174       $622,964       $378,427       $222,149
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                             1.51%(4)        1.36%(4)       1.13%(4)       1.19%(3)       1.21%
 Net investment income                                         (1.22)%         (0.64)%        (0.43)%        (0.41)%        (0.18)%
Portfolio turnover rate                                          172%            183%           158%           167%           176%

                                                          CLASS B                                             CLASS C
                               -------------------------------------------------------------      -------------------------------
                                                                                                                        FROM
                                                   YEAR ENDED OCTOBER 31                          YEAR ENDED         INCEPTION
                               -------------------------------------------------------------      OCTOBER 31,        1/3/01 TO
                               2002(7)           2001         2000         1999         1998         2002             10/31/01
Net asset value, beginning
 of period                      $11.75         $30.13       $23.40       $13.18       $16.76         $11.75            $19.48
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income
   (loss)                        (0.23)(2)      (0.24)(2)    (0.38)(2)    (0.22)(2)    (0.12)         (0.22)(2)         (0.20)(2)
 Net realized and
   unrealized gain (loss)        (2.36)        (16.05)       10.02        10.44         0.03          (2.37)            (7.53)
                                  ----           ----         ----         ----         ----         ------          --------
     TOTAL FROM INVESTMENT
       OPERATIONS                (2.59)        (16.29)        9.64        10.22        (0.09)         (2.59)            (7.73)
                                  ----           ----         ----         ----         ----         ------          --------
LESS DISTRIBUTIONS
 Dividends from net
   investment income                --             --           --           --        (0.03)            --                --
 Distributions from net
   realized gains                   --          (2.09)       (2.91)          --        (3.46)            --
                                  ----           ----         ----         ----         ----         ------          --------
     TOTAL DISTRIBUTIONS            --          (2.09)       (2.91)          --        (3.49)            --                --
                                  ----           ----         ----         ----         ----         ------          --------
Change in net asset value        (2.59)        (18.38)        6.73        10.22        (3.58)         (2.59)            (7.73)
                                  ----           ----         ----         ----         ----         ------          --------
NET ASSET VALUE, END OF
 PERIOD                          $9.16         $11.75       $30.13       $23.40       $13.18          $9.16            $11.75
                                  ----           ----         ----         ----         ----         ------          --------
                                  ----           ----         ----         ----         ----         ------          --------
Total return(1)                 (22.04)%       (56.84)%      41.89%       77.54%       (0.28)%       (22.04)%          (39.62)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (thousands)                   $18,470        $28,116      $64,351      $27,334      $14,157           $323              $275
RATIO TO AVERAGE NET ASSETS
 OF:
 Operating expenses               2.26%(4)       2.11%(4)     1.88%(4)     1.94%(3)     1.96%          2.27%(4)          2.16%(4)(5)
 Net investment income           (1.98)%        (1.40)%      (1.20)%      (1.16)%      (0.93)%        (1.98)%           (1.41)%(5)
Portfolio turnover rate            172%           183%         158%         167%         176%           172%              183%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Annualized.
(6) Not Annualized.
(7) As required, effective November 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net asset from (1.97)% to (1.98)% for Class B. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class A, B, or C. Per share ratios and data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                        INVESTMENTS AT OCTOBER 31, 2002


                                               SHARES       VALUE
                                              ---------  ------------
COMMON STOCKS--94.5%

AIR FREIGHT & COURIERS--2.4%
United Parcel Service, Inc. Class B.........    340,000  $ 20,403,400
APPLICATION SOFTWARE--1.0%
Intuit, Inc.(b).............................    170,000     8,826,400

BANKS--2.2%
Wells Fargo & Co............................    380,000    19,178,600

BIOTECHNOLOGY--5.0%
Amgen, Inc.(b)..............................    640,000    29,798,400
Genentech, Inc.(b)..........................    390,000    13,295,100
                                                         ------------
                                                           43,093,500
                                                         ------------

BROADCASTING & CABLE TV--1.4%
Univision Communications, Inc. Class A(b)...    460,000    11,918,600

COMPUTER HARDWARE--1.1%
Dell Computer Corp.(b)......................    320,000     9,155,200

CONSUMER FINANCE--2.0%
MBNA Corp. .................................    832,500    16,908,075

DATA PROCESSING SERVICES--3.8%
Automatic Data Processing, Inc. ............    770,000    32,748,100

DEPARTMENT STORES--2.2%
Kohl's Corp.(b).............................    325,000    18,996,250


                                               SHARES       VALUE
                                              ---------  ------------

DIVERSIFIED FINANCIAL SERVICES--17.6%
State Street Corp. .........................    640,000  $ 26,476,800
Citigroup, Inc. ............................    490,000    18,105,500
Freddie Mac.................................    500,000    30,790,000
SLM Corp. ..................................    370,000    38,013,800
American Express Co. .......................  1,050,000    38,188,500
                                                         ------------
                                                          151,574,600
                                                         ------------

DRUG RETAIL--2.4%
Walgreen Co. ...............................    605,000    20,418,750

FOOD DISTRIBUTORS--2.6%
Sysco Corp. ................................    720,000    22,809,600

GENERAL MERCHANDISE STORES--4.3%
Costco Wholesale Corp.(b)...................    385,000    13,063,050
Wal-Mart Stores, Inc. ......................    445,000    23,829,750
                                                         ------------
                                                           36,892,800
                                                         ------------

HEALTH CARE EQUIPMENT--4.9%
Medtronic, Inc. ............................    950,000    42,560,000

HOME IMPROVEMENT RETAIL--3.4%
Lowe's Cos., Inc. ..........................    700,000    29,211,000

HOTELS--2.0%
Carnival Corp. .............................    655,000    17,108,600

HOUSEHOLD PRODUCTS--2.5%
Colgate-Palmolive Co. ......................    400,000    21,992,000

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund


                                               SHARES       VALUE
                                              ---------  ------------
MOVIES & ENTERTAINMENT--6.6%
Fox Entertainment Group, Inc. Class A(b)....  1,075,000  $ 26,240,750
Viacom, Inc. Class B(b).....................    695,000    31,003,950
                                                         ------------
                                                           57,244,700
                                                         ------------

NETWORKING EQUIPMENT--2.6%
Cisco Systems, Inc.(b)......................  1,980,000    22,136,400

PHARMACEUTICALS--9.4%
Pfizer, Inc. ...............................  1,500,000    47,655,000
Johnson & Johnson...........................    565,000    33,193,750
                                                         ------------
                                                           80,848,750
                                                         ------------

RESTAURANTS--1.0%
Starbucks Corp.(b)..........................    355,000     8,463,200

SEMICONDUCTOR EQUIPMENT--1.2%
Applied Materials, Inc.(b)..................    715,000    10,746,450

SEMICONDUCTORS--3.4%
Intel Corp. ................................  1,235,000    21,365,500
Texas Instruments, Inc. ....................    520,000     8,247,200
                                                         ------------
                                                           29,612,700
                                                         ------------

SOFT DRINKS--3.5%
PepsiCo, Inc. ..............................    690,000    30,429,000

SYSTEMS SOFTWARE--6.0%
Microsoft Corp.(b)..........................    535,000    28,606,450
Oracle Corp.(b).............................  2,255,000    22,978,450
                                                         ------------
                                                           51,584,900
- ---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $816,522,073)                            814,861,575
- ---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.5%
(IDENTIFIED COST $816,522,073)                            814,861,575
- ---------------------------------------------------------------------
                                     STANDARD
                                     & POOR'S       PAR
                                      RATING       VALUE
                                    (Unaudited)    (000)       VALUE
                                    -----------  ---------  ------------
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--5.1%
BellSouth Corporation 1.90%,
  11/1/02..........................    A-1       $   1,385  $  1,385,000

                                     STANDARD
                                     & POOR'S       PAR
                                      RATING       VALUE
                                    (Unaudited)    (000)       VALUE
                                    -----------  ---------  ------------
COMMERCIAL PAPER--CONTINUED

Delaware Funding Corp 1.90%,
11/1/02............................   A-1+       $   3,065  $  3,065,000

Private Export Funding Corp. 1.80%,
11/1/02............................   A-1+           3,000     3,000,000

Executive Jet, Inc. 1.77%,
11/4/02............................   A-1+           3,725     3,724,451

General Electric Capital Corp
1.76%, 11/4/02.....................   A-1+           2,945     2,944,568

Kraft Foods, Inc. 1.77%, 11/5/02...    A-1           5,565     5,563,905

Enterprise Funding Corp 1.80%,
11/6/02............................   A-1+           2,510     2,509,373

CIT Group, Inc. 1.82%, 11/7/02.....    A-1           3,000     2,999,071

Gannett Co, Inc. 1.80%, 11/7/02....    A-1           1,000       999,700

Receivables Capital Corp. 1.81%,
11/7/02............................   A-1+           1,887     1,886,431

Harley-Davidson Funding 1.76%,
11/8/02............................    A-1           3,000     2,998,973

Household Finance Corp. 1.76%,
11/13/02...........................    A-2           2,165     2,163,688

ABSC Capital Corp. 1.75%,
11/18/02...........................    A-1           2,000     1,998,347

ABSC Capital Corp. 1.83%,
11/18/02...........................    A-1           3,000     2,997,408

CIT Group, Inc. 1.80%, 12/3/02.....    A-1             455       454,232

CIT Group, Inc. 1.78%, 12/5/02.....    A-1           3,000     2,994,738

Bavaria Universal Funding 1.80%,
1/6/03.............................    A-1           1,821     1,815,658

CIT Group, Inc. 1.80%, 1/24/03.....    A-1             465       463,242
                                                            ------------
                                                              43,963,785
                                                            ------------

FEDERAL AGENCY SECURITIES--0.1%
Fannie Mae 2.28%, 2/7/03...........    AAA           1,015     1,010,856

MEDIUM-TERM NOTES--0.5%
Pitney Bowes Credit Corp 5.65%,
  1/15/03..........................    AA              650       654,642

Associates Corp. of North America
6%, 4/15/03........................    AA-              85        86,641

Wal-Mart Stores, Inc. 4.625%,
4/15/03............................    AA              375       379,284

BellSouth Telecommunications 6.25%,
5/15/03............................    A+            1,327     1,355,537

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                     STANDARD
                                     & POOR'S       PAR
                                      RATING       VALUE
                                    (Unaudited)    (000)       VALUE
                                    -----------  ---------  ------------
MEDIUM-TERM NOTES--CONTINUED
Bank of America Corp. 6.875%,
6/1/03.............................     A        $     435  $    447,707

Associates Corp. of North America
5.78%, 9/15/03.....................    AA-             100       103,625

General Electronic Capital Corp.
8.20%, 10/30/03....................    AAA           1,000     1,062,386

Associates Corp of North America
5.75%, 11/1/03.....................    AA-             285       296,667
                                                            ------------
                                                               4,386,489
- ------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $49,354,883)                                 49,361,130
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $865,876,956)                               864,222,705(a)
Other assets and liabilities, net--(0.2%)                     (1,665,716)
                                                            ------------
NET ASSETS--100.0%                                          $862,556,989
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $80,845,058 and gross depreciation of $82,499,309 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $865,876,956.
(b) Non-income producing.
                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value, (Identified cost
 $865,876,956)                                        $  864,222,705
Cash                                                             555
Receivables
 Dividends and interest                                      545,685
 Fund shares sold                                            271,228
Prepaid expenses                                              17,262
                                                      --------------
   Total assets                                          865,057,435
                                                      --------------
LIABILITIES
Payables
 Fund shares repurchased                                   1,097,087
 Transfer agent fee                                          544,926
 Investment advisory fee                                     493,309
 Distribution fee                                            192,782
 Financial agent fee                                          33,873
 Trustees' fee                                                 5,200
 Payable to advisor                                              742
Accrued expenses                                             132,527
                                                      --------------
   Total liabilities                                       2,500,446
                                                      --------------
NET ASSETS                                            $  862,556,989
                                                      ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $1,358,154,374
Accumulated net realized loss                           (493,943,134)
Net unrealized depreciation                               (1,654,251)
                                                      --------------
NET ASSETS                                            $  862,556,989
                                                      ==============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $835,713,368)                                            70,302,645
Net asset value per share                                     $11.89
Offering price per share $11.89/(1-5.75%)                     $12.62
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $26,843,621)                                              2,402,131
Net asset value and offering price per share                  $11.17

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Dividends                                              $   7,549,475
Interest                                                   1,001,244
Security lending                                              16,197
Foreign taxes withheld                                        (2,651)
                                                       -------------
   Total investment income                                 8,564,265
                                                       -------------
EXPENSES
Investment advisory fee                                    7,603,300
Distribution fee, Class A                                  2,651,097
Distribution fee, Class B                                    363,058
Financial agent fee                                          437,856
Transfer agent                                             2,926,827
Printing                                                     213,861
Custodian                                                     86,746
Professional                                                  44,448
Registration                                                  30,954
Trustees                                                      26,611
Miscellaneous                                                 50,558
                                                       -------------
   Total expenses                                         14,435,316
   Custodian fees paid indirectly                             (1,588)
                                                       -------------
   Net expenses                                           14,433,728
                                                       -------------
NET INVESTMENT LOSS                                       (5,869,463)
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (97,602,044)
Net change in unrealized depreciation on investments     (37,420,032)
                                                       -------------
NET LOSS ON INVESTMENTS                                 (135,022,076)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(140,891,539)
                                                       =============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended        Year Ended
                                                                 10/31/02          10/31/01
                                                              --------------    ---------------
FROM OPERATIONS
 Net investment income (loss)                                 $   (5,869,463)   $    (8,453,162)
 Net realized gain (loss)                                        (97,602,044)      (393,747,092)
 Net change in unrealized appreciation (depreciation)            (37,420,032)      (954,559,048)
                                                              --------------    ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   (140,891,539)    (1,356,759,302)
                                                              ==============    ===============
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized long-term gains, Class A                                    --       (145,874,339)
 Net realized long-term gains, Class B                                    --         (5,484,185)
                                                              --------------    ---------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                --       (151,358,524)
                                                              ==============    ===============
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,273,141 and 2,841,558
   shares, respectively)                                          41,606,341         54,155,750
 Net asset value of shares issued from reinvestment of
   distributions (0 and 6,535,432 shares, respectively)                   --        142,995,597
 Cost of shares repurchased (20,078,145 and 18,227,328
   shares, respectively)                                        (268,958,568)      (338,821,403)
                                                              --------------    ---------------
Total                                                           (227,352,227)      (141,670,056)
                                                              --------------    ---------------
CLASS B
 Proceeds from sales of shares (242,552 and 309,250 shares,
   respectively)                                                   3,140,002          5,670,750
 Net asset value of shares issued from reinvestment of
   distributions (0 and 260,338 shares, respectively)                     --          5,430,741
 Cost of shares repurchased (1,050,080 and 964,507 shares,
   respectively)                                                 (13,172,388)       (17,134,239)
                                                              --------------    ---------------
Total                                                            (10,032,386)        (6,032,748)
                                                              --------------    ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (237,384,613)      (147,702,804)
                                                              --------------    ---------------
 NET INCREASE (DECREASE) IN NET ASSETS                          (378,276,152)    (1,655,820,630)
NET ASSETS
 Beginning of period                                           1,240,833,141      2,896,653,771
                                                              --------------    ---------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $0 AND $0, RESPECTIVELY]                         $  862,556,989    $ 1,240,833,141
                                                              ==============    ===============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                              Year Ended October 31
                                                 --------------------------------------------------------------------------------
                                                  2002(5)              2001              2000              1999              1998
Net asset value, beginning of period               $13.76            $29.14            $29.61            $24.95            $27.83
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                    (0.07)            (0.08)            (0.12)            (0.06)            (0.06)
 Net realized and unrealized gain (loss)            (1.80)           (13.76)             3.35              7.06              2.73
                                                     ----              ----              ----              ----              ----
     TOTAL FROM INVESTMENT OPERATIONS               (1.87)           (13.84)             3.23              7.00              2.67
                                                     ----              ----              ----              ----              ----
LESS DISTRIBUTIONS
 Distributions from net realized gains                 --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
     TOTAL DISTRIBUTIONS                               --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
Capital contribution from Adviser                      --                --                --              0.05                --
                                                     ----              ----              ----              ----              ----
Change in net asset value                           (1.87)           (15.38)            (0.47)             4.66             (2.88)
                                                     ----              ----              ----              ----              ----
NET ASSET VALUE, END OF PERIOD                     $11.89            $13.76            $29.14            $29.61            $24.95
                                                     ----              ----              ----              ----              ----
                                                     ----              ----              ----              ----              ----
Total return(1)                                    (13.59)%          (49.46)%           10.43%            29.76%(3)         12.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $835,713        $1,198,984        $2,796,095        $2,819,742        $2,434,217
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                  1.29%(4)          1.17%(4)          1.06%(4)          1.07%(4)          1.08%
 Net investment income                              (0.51)%           (0.42)%           (0.39)%           (0.23)%           (0.22)%
Portfolio turnover rate                               109%               63%               75%              100%              110%

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                                                             Year Ended October 31
                                               ----------------------------------------------------------------------------------
                                                  2002(5)              2001              2000              1999              1998
Net asset value, beginning of period               $13.04            $27.90            $28.68            $24.40            $27.51
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                    (0.16)            (0.22)            (0.34)            (0.26)            (0.24)
 Net realized and unrealized gain (loss)            (1.71)           (13.10)             3.26              6.88              2.68
                                                     ----              ----              ----              ----              ----
     TOTAL FROM INVESTMENT OPERATIONS               (1.87)           (13.32)             2.92              6.62              2.44
                                                     ----              ----              ----              ----              ----
LESS DISTRIBUTIONS
 Distributions from net realized gains                 --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
     TOTAL DISTRIBUTIONS                               --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
Capital contribution from Adviser                      --                --                --              0.05                --
                                                     ----              ----              ----              ----              ----
Change in net asset value                           (1.87)           (14.86)            (0.78)             4.28             (3.11)
                                                     ----              ----              ----              ----              ----
NET ASSET VALUE, END OF PERIOD                     $11.17            $13.04            $27.90            $28.68            $24.40
                                                     ----              ----              ----              ----              ----
                                                     ----              ----              ----              ----              ----
Total return(1)                                    (14.34)%          (49.82)%            9.61%            28.80%(3)         11.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $26,844           $41,849          $100,558           $97,963           $76,060
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                  2.05%(4)          1.92%(4)          1.81%(4)          1.82%(4)          1.83%
 Net investment income (loss)                       (1.26)%           (1.16)%           (1.14)%           (0.99)%           (0.97)%
Portfolio turnover rate                               109%               63%               75%              100%              110%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Total return includes the effect of the capital contribution from the Adviser. Without this contribution, total return would have been 29.54% and 28.58% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from (0.50)% to (0.51)% for Class A and from (1.25)% to (1.26)% for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                        INVESTMENTS AT OCTOBER 31, 2002

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
ASSET-BACKED SECURITIES--2.7%

Consumer Credit Reference Index
Securities 02-2A, FX 10.421%,
3/22/07...........................     Ba       $    3,000  $  3,175,313

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11(g)(i)(j)..................     Ba            3,000     2,487,000
- ------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,916,596)                                   5,662,313
- ------------------------------------------------------------------------

CORPORATE BONDS--66.2%

AEROSPACE & DEFENSE--1.3%
Bombardier Capital, Inc. 144A
4.02%, 11/21/02(b)(d).............      A            2,900     2,740,500

AGRICULTURAL PRODUCTS--0.9%
Corn Products International, Inc.
8.25%, 7/15/07....................     Ba            1,950     1,911,000

ALUMINUM--0.9%
Century Aluminum Co. 11.75%,
4/15/08(j)........................     Ba            2,000     1,850,000

APPAREL & ACCESSORIES--0.7%
Samsonite Corp. 10.75%, 6/15/08...     Caa           2,000     1,510,000

AUTO PARTS & EQUIPMENT--2.3%
CB Cambridge Industries
Liquidating Trust Interests 0%,
12/24/05(e)(g)(i).................     NR            5,164       193,123

Collins & Aikman Products Co.
11.50%, 4/15/06...................      B            2,000     1,665,000

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

Collins and Aikman Products Co.,
10.75%, 12/31/11..................      B       $      975  $    897,000

Lear Corp. Series B 7.96%,
5/15/05...........................     Ba            1,950     2,028,000
                                                            ------------
                                                               4,783,123
                                                            ------------

BROADCASTING & CABLE TV--1.9%
Emmis Communications Corp. 0%,
3/15/11(d)........................      B            2,604     2,063,670

Insight Communications Co., Inc.
0%, 2/15/11(d)....................     Caa           2,050       789,250

Paxson Communications, Inc. 0%,
1/15/09(d)........................      B            2,000       990,000
                                                            ------------
                                                               3,842,920
                                                            ------------

CASINOS & GAMING--7.0%
Alliance Gaming Corp. Series B
  10%, 8/1/07(j)..................      B            1,945     2,037,388

Chumash Casino & Resort 144A 9%,
7/15/10(b)........................     Ba              450       470,813

Hollywood Casino Corp. 11.25%,
5/1/07............................      B            2,450     2,658,250

International Game Technology
7.875%, 5/15/04...................     Ba            2,900     3,030,499

Mandalay Resort Group 6.70%,
11/15/48..........................     Ba            1,900     1,908,689

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
CASINOS & GAMING--CONTINUED
MGM Mirage, Inc. 8.50%, 9/15/10...     Ba       $    3,375  $  3,677,264

Penn National Gaming, Inc. 8.875%,
3/15/10...........................      B              450       455,625
                                                            ------------
                                                              14,238,528
                                                            ------------

COMMODITY CHEMICALS--0.9%
Lyondell Chemical Co. Series B
9.875%, 5/1/07....................     Ba            1,950     1,867,125

CONSTRUCTION & FARM MACHINERY--1.3%
Terex Corp. 9.25%, 7/15/11........      B            3,000     2,595,000
CONSUMER FINANCE--1.5%

Williams Scotsman, Inc. 9.875%,
6/1/07............................      B            1,450     1,174,500
Xerox Credit Corp. 6%, 12/9/02....      B            1,975     1,935,500
                                                            ------------
                                                               3,110,000
                                                            ------------

DISTILLERS & VINTNERS--0.5%
Constellation Brands, Inc. Series
B 8.125%, 1/15/12.................     Ba            1,000     1,040,000

DIVERSIFIED CHEMICALS--1.1%
ISP Chemical Co. Series B 10.25%,
7/1/11............................      B              950       969,000
ISP Holdings, Inc. Series B
10.625%, 12/15/09.................      B            1,500     1,357,500
                                                            ------------
                                                               2,326,500
                                                            ------------

DIVERSIFIED COMMERCIAL SERVICES--1.0%
Coinmach Corp. 9%, 2/1/10.........      B            1,950     2,028,000

DIVERSIFIED FINANCIAL SERVICES--0.9%
Stilwell Financial, Inc. 7.75%,
6/15/09...........................     Baa           2,000     1,945,660

ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Stellex Technologies, Inc. Series
B 9.50%, 11/1/07(e)(f)(g)(i)......     NR            8,500       170,000
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
Fisher Scientific International,
Inc. 9%, 2/1/08...................      B            4,000     4,160,000

ENVIRONMENTAL SERVICES--1.7%
Allied Waste Industries 7.40%,
9/15/35...........................     Ba            2,000     1,540,000

Allied Waste North America, Inc.
Series B 7.875%, 1/1/09...........     Ba            2,000     1,910,000
                                                            ------------
                                                               3,450,000
                                                            ------------

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
Terra Capital, Inc. 12.875%,
10/15/08..........................      B       $      312  $    326,040

Terra Industries, Inc. Series B
10.50%, 6/15/05...................     Caa           1,770     1,504,500
                                                            ------------
                                                               1,830,540
                                                            ------------

FOOD DISTRIBUTORS--1.8%
Fleming Cos., Inc. 144A 9.875%,
5/1/12(b).........................      B            2,950     1,681,500

Nash Finch Co. Series B 8.50%,
5/1/08............................      B            2,450     2,082,500
                                                            ------------
                                                               3,764,000
                                                            ------------

FOOTWEAR--0.7%
Levi Strauss & Co. 6.80%,
11/1/03...........................     Caa           1,450     1,413,750

GAS UTILITIES--1.1%
Transcont Gas Pipe Corp. 144A
8.875%, 7/15/12(b)................     Ba            2,450     2,376,500

HEALTH CARE DISTRIBUTORS & SERVICES--2.6%
Fresenius Medical Capital Trust II
7.875%, 2/1/08....................     Ba            1,900     1,577,000

Team Health, Inc. Series B 12%,
3/15/09(j)........................      B            3,600     3,744,000
                                                            ------------
                                                               5,321,000
                                                            ------------

HEALTH CARE FACILITIES--5.2%
Alderwoods Group, Inc. 11%,
1/2/07............................     NR            2,000     2,010,000

HCA, Inc. 6.30%, 10/1/12..........     Ba            2,450     2,369,287

HEALTHSOUTH Corp. 8.375%,
10/1/11...........................     Ba            1,500     1,207,500

Manor Care, Inc. 7.50%, 6/15/06...     Ba            2,450     2,480,230

Manor Care, Inc. 8%, 3/1/08.......     Ba              395       406,850

Service Corp. International 7.20%,
6/1/06............................      B            2,450     2,131,500
                                                            ------------
                                                              10,605,367
                                                            ------------

HOMEBUILDING--4.6%
D.R. Horton, Inc. 7.875%,
8/15/11...........................     Ba            2,900     2,791,250

Del Webb Corp. 9.375%, 5/1/09.....     Ba            2,450     2,603,125

Lennar Corp. Series B 9.95%,
5/1/10............................     Ba            1,450     1,587,750

WCI Communities, Inc. 10.625%,
2/15/11...........................     Ba            2,950     2,640,250
                                                            ------------
                                                               9,622,375
                                                            ------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
HOTELS--0.8%
Royal Caribbean Cruises 7%,
10/15/07..........................     Ba       $    2,000  $  1,661,972

INDUSTRIAL MACHINERY--1.6%
Dresser, Inc. 9.375%, 4/15/11.....      B            1,950     1,842,750

NSM Steel Ltd. Series B 144A 0%,
2/1/08(b)(e)(f)(g)(i).............     NR            7,500       187,500

Wolverine Tube, Inc. 10.50%,
4/1/09............................      B            1,470     1,374,450
                                                            ------------
                                                               3,404,700
                                                            ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
Teligent, Inc. 11.50%,
12/1/07(e)(f)(g)(i)...............     NR            2,500           250

LEISURE FACILITIES--1.3%
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07(j)......      B            3,100     2,681,500

MULTI-UTILITIES--0.9%
Calpine Corp. 8.625%, 8/15/10.....      B            1,000       325,000

El Paso Energy Corp. 6.75%,
5/15/09...........................     Baa           2,450     1,617,000
                                                            ------------
                                                               1,942,000
                                                            ------------

OFFICE SERVICES & SUPPLIES--1.0%
World Color Press, Inc. 8.375%,
11/15/08..........................     Baa           1,950     2,003,625
OIL & GAS EQUIPMENT & SERVICES--1.2%
Universal Compression, Inc. 0%,
2/15/08(d)........................      B            2,500     2,500,000

OIL & GAS EXPLORATION & PRODUCTION--5.1%
Chesapeake Energy Corp. 8.375%,
11/1/08...........................      B            2,900     2,979,750
Encore Acquisition Co. 144A
8.375%, 6/15/12(b)................      B              630       642,600

Hanover Equipment Trust Class A
144A 8.50%, 9/1/08(b).............      B            2,500     2,387,500

Mission Resources Corp. Series C
10.875%, 4/1/07...................     Caa           1,950     1,560,000

Sesi L.L.C. 8.875%, 5/15/11.......      B            2,950     2,950,000
                                                            ------------
                                                              10,519,850
                                                            ------------

OIL & GAS REFINING & MARKETING--0.7%
Teekay Shipping Corp. 8.875%,
7/15/11...........................     Ba            1,450     1,486,250

PAPER PACKAGING--1.0%
Jefferson Smurfit Corp. 144A
8.25%, 10/1/12(b).................      B            1,950     2,008,500

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

PAPER PRODUCTS--0.5%
Fibermark, Inc. 10.75%, 4/15/11...      B       $    1,000  $    945,000

PERSONAL PRODUCTS--1.4%
AKI, Inc. 10.50%, 7/1/08..........      B            3,000     3,000,000

PUBLISHING & PRINTING--1.5%
Dex Media East LLC 9.875%,
11/15/09..........................      B              325       336,375

Dex Media East LLC 12.125%,
11/15/12..........................      B              750       776,250

Garden State Newspapers, Inc.
Series B 8.75%, 10/1/09...........      B            1,950     1,945,125
                                                            ------------
                                                               3,057,750
                                                            ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT--1.3%
Waterford Gaming LLC 144A 9.50%,
3/15/10(b)........................      B            2,706     2,787,180

SPECIALTY CHEMICALS--0.3%
Huntsman ICI Chemicals 0%,
12/31/09..........................     Caa           3,000       660,000

SPECIALTY STORES--0.9%
Johnsondiversey, Inc. 144A 9.625%,
5/15/12(b)........................      B              975       979,875

United Rentals, Inc. Series B
9.50%, 6/1/08.....................      B            1,125       832,500
                                                            ------------
                                                               1,812,375
                                                            ------------

STEEL--1.0%
Steel Dynamics, Inc. 144A 9.50%,
3/15/09(b)........................      B            1,450     1,508,000

WCI Steel, Inc. Series B 10%,
12/1/04...........................     Caa           2,200       550,000
                                                            ------------
                                                               2,058,000
                                                            ------------

SYSTEMS SOFTWARE--0.6%
Cooperative Computing Corp. 9%,
2/1/08............................      B            1,500     1,260,000

WIRELESS TELECOMMUNICATION SERVICES--2.2%
Airgate PCS, Inc. 0%,
10/1/09(d)........................     Caa           4,000       400,000

McCaw International Ltd. 0%,
4/15/07(d)(e)(f)..................     Ca            5,000        50,000

Telecorp PCS, Inc. 10.625%,
7/15/10...........................      B            1,950     1,920,750

Triton PCS, Inc. 0%, 5/1/08(d)....      B            1,000       735,000

Triton PCS, Inc. 8.75%,
11/15/11..........................      B            2,000     1,450,000
                                                            ------------
                                                               4,555,750
- ------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $160,175,929)                               136,846,590
- ------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--3.4%

First Chicago/Lennar Trust
97-CHL1, E 7.915%,
4/29/39(d)(j).....................    B(c)      $    5,000  $  4,268,750
Golden Tree Loan Opportunities 1A
D4 12%, 3/20/14...................     Ba            3,000     2,806,500
- ------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $6,807,746)                                   7,075,250
- ------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--0.4%

RUSSIA--0.4%
Russian Federation RegS 5%,
3/31/30(d)........................     Ba            1,000       764,375
- ------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $736,376)                                       764,375
- ------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--6.2%

CANADA--2.6%
Methanex Corp. 7.75%, 8/15/05.....     Ba            3,350     3,349,999
Microcell Telecommunications, Inc.
Series B 14%, 6/1/06(d)...........      C            2,750        55,000
Tembec Industries, Inc. 7.75%,
3/15/12...........................     Ba            1,885     1,861,438
                                                            ------------
                                                               5,266,437
                                                            ------------

CAYMAN ISLANDS--0.1%
Battery Park CDO Ltd. Series 5
144A 15.407%, 2/10/11(b)..........      C            2,000       250,000

GERMANY--0.0%
Callahan Nordrhein-Westfalen Gmb H
14%, 7/15/10(e)(f)................     NR            2,000        80,000

IRELAND--0.6%
MDP Acquisitions plc 144A 9.625%,
10/1/12(b)........................      B            1,200     1,236,000

MEXICO--1.4%
Grupo Transportacion Ferroviaria
Mexicana SA de CV 11.75%,
6/15/09(d)........................      B            3,000     2,827,500

NETHERLANDS--0.5%
PTC International Finance BV
10.75%, 7/1/07(d).................      B              997     1,019,433

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

POLAND--0.0%
Poland Telecom Finance Series B
14%, 12/1/07(e)(f)(g)(i)..........     NR       $    5,000  $     62,500

UNITED KINGDOM--1.0%
Xerox Capital Europe PLC 5.875%,
5/15/04(j)........................      B            2,450     2,143,750
- ------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $24,509,839)                                 12,885,620
- ------------------------------------------------------------------------

CONVERTIBLE BONDS--3.6%

BROADCASTING & CABLE TV--2.0%
EchoStar Communications Corp. Cv.
5.75%, 5/15/08....................     Caa           5,000     4,150,000

HEALTH CARE FACILITIES--0.9%
HEALTHSOUTH Corp. Cv. 3.25%,
4/1/03............................      B            1,950     1,876,875

OIL & GAS EQUIPMENT & SERVICES--0.7%
Hanover Compress CV 4.75%,
3/15/08...........................      B            1,750     1,330,000
- ------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $8,338,893)                                   7,356,875
- ------------------------------------------------------------------------

CREDIT LINKED NOTES--2.8%

ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
STEERS(R) Credit Linked Trust
2001, Series SLR-2 Repackaged
Selectron Corp. 0%, 5/20/03(d)....     NR            5,000     4,787,500

WIRELESS TELECOMMUNICATION SERVICES--0.5%
Earls Four Limited Series 495 144A
Repackaged American Tower Corp.
10.25%, 2/15/07(b)................     NR            2,000     1,050,000
- ------------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $7,000,000)                                   5,837,500
- ------------------------------------------------------------------------

LOAN PARTICIPATIONS--2.7%

BROADCASTING & CABLE TV--0.9%
UPC Financing Partnership Term
Loan C2 5.815%, 3/31/09...........      B            3,000     1,762,500

CONSTRUCTION & ENGINEERING--0.3%
Encompass Services Corp. Term Loan
A 5.57%, 2/22/06..................     Caa           1,990       676,485

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
WIRELESS TELECOMMUNICATION SERVICES--1.5%
Nextel Finance Term Loan B 5.188%,
6/30/08(d)........................     Ba       $    1,750  $  1,566,250

Nextel Finance Term Loan C 5.438%,
12/31/08(d).......................     Ba            1,750     1,566,250
                                                            ------------
                                                               3,132,500
- ------------------------------------------------------------------------
TOTAL LOAN PARTICIPATIONS
(IDENTIFIED COST $7,027,860)                                   5,571,485
- ------------------------------------------------------------------------
                                                  SHARES
                                                ----------
PREFERRED STOCKS--1.6%

ALTERNATIVE CARRIERS--0.0%
Global Crossing Holdings Ltd. Pfd.
PIK 10.50%(f).....................                   3,963             0

McLeod USA, Inc. Series A Pfd.
2.50%.............................                   6,727        14,530
                                                            ------------

BROADCASTING & CABLE TV--0.9%
Cablevision Systems Corp. Series M
Pfd. 11.125%......................                  15,000       937,500

Cablevision Systems Corp. Series H
Pfd. 11.75%.......................                  15,000       937,501
                                                            ------------
                                                               1,875,001
                                                            ------------

WIRELESS TELECOMMUNICATION SERVICES--0.7%
Dobson Communications Corp. Pfd.
PIK 12.25%........................                  37,612     1,504,469
- ------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $6,671,762)                                   3,394,000
- ------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.8%

SPECIALTY CHEMICALS--0.8%
Avecia Group plc Pfd. 16% (United
Kingdom)..........................                  64,800     1,620,000
- ------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $1,680,000)                                   1,620,000
- ------------------------------------------------------------------------

COMMON STOCKS--0.0%

OFFICE SERVICES & SUPPLIES--0.0%
Sullivan Holdings, Inc. Class
C(g)(i)...........................                      76        60,077
- ------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $357,881)                                        60,077
- ------------------------------------------------------------------------


                                                  SHARES       VALUE
                                                ----------  ------------

RIGHTS--0.2%

WIRELESS TELECOMMUNICATION SERVICES--0.2%
NII Holding Unit(g)(i)............               5,000,000  $    375,000
- ------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $296,850)                                       375,000
- -----------------------------

WARRANTS--0.0%

ALTERNATIVE CARRIERS--0.0%
McLeod USA, Inc. Warrants.........                  14,906           745

INDUSTRIAL MACHINERY--0.0%
NSM Steel Ltd. 144A
Warrants(b)(e)(g)(i)..............               4,748,195        47,482

WIRELESS TELECOMMUNICATION SERVICES--0.0%
Leap Wireless International, Inc.
144A Warrants(b)(e)...............                   3,500             0
- ------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $22,717)                                         48,227
- ------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--90.6%
(IDENTIFIED COST $229,542,449)                               187,497,312
- ------------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
SHORT-TERM OBLIGATIONS--8.6%

COMMERCIAL PAPER--8.6%

UBS Finance (DE), Inc. 1.89%,
  11/1/02.........................    A-1+      $    4,255  $  4,255,000

Wal-Mart Stores, Inc. 1.75%,
11/5/02...........................    A-1+           5,000     4,999,028

RWE AG 1.77%, 11/6/02.............     A-1           2,174     2,173,466

CIT Group, Inc. 1.81%, 11/14/02...     A-1           2,575     2,573,317

Special Purpose Accounts
Receivable Cooperative Corp.
1.75%, 11/18/02...................     A-1             250       249,793

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
COMMERCIAL PAPER--CONTINUED
CIT Group, Inc. 1.79%, 11/25/02...     A-1      $    2,075  $  2,072,524

CIT Group, Inc. 1.80%, 1/17/03....     A-1           1,500     1,494,150
- ------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $17,817,353)                                 17,817,278
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $247,359,802)                               205,314,590(a)
Other assets and liabilities, net--0.8%                        1,708,636
                                                            ------------
NET ASSETS--100.0%                                          $207,023,226
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,703,718 and gross depreciation of $46,302,677 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $247,913,549.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $20,353,950 or 9.8% of net assets.
(c) As rated by Standard & Poor's, or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
(e) Non-income producing.
(f) Security in default.
(g) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2002, these securities, which are included in illiquid securities below, amounted to $3,582,932 or 1.7% of net assets.
(h) Par value represents Euro.
(i) Illiquid. At October 31, 2002, these securities amounted to a value of $3,582,932 or 1.7% of net assets.
(j) All or portion segregated as collateral for swap transactions and when issued securities.
                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value (Identified cost
 $247,359,802)                                         $ 205,314,590
Cash                                                           2,617
Receivables
 Interest                                                  5,086,296
 Investment securities sold                                4,169,122
 Fund shares sold                                            928,998
 Receivable from adviser                                         364
Prepaid expenses                                               4,084
                                                       -------------
   Total assets                                          215,506,071
                                                       -------------
LIABILITIES
Payables
 Investment securities purchased                           5,920,870
 Net unrealized depreciation on swap agreements            1,995,000
 Fund shares repurchased                                     204,480
 Transfer agent fee                                          113,863
 Investment advisory fee                                     110,883
 Distribution fee                                             57,392
 Financial agent fee                                          17,587
 Trustees' fee                                                 5,200
Accrued expenses                                              57,570
                                                       -------------
   Total liabilities                                       8,482,845
                                                       -------------
NET ASSETS                                             $ 207,023,226
                                                       =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $ 502,445,996
Accumulated net realized loss                           (251,383,021)
Net unrealized depreciation                              (44,039,749)
                                                       -------------
NET ASSETS                                             $ 207,023,226
                                                       =============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $183,028,218)                                            40,538,236
Net asset value per share                                      $4.51
Offering price per share $4.51/(1-4.75%)                       $4.73
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $22,073,800)                                              4,938,210
Net asset value and offering price per share                   $4.47
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,921,208)                                                 428,088
Net asset value and offering price per share                   $4.49

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                $ 24,298,884
Dividends                                                  1,376,203
                                                        ------------
   Total investment income                                25,675,087
                                                        ------------
EXPENSES
Investment advisory fee                                    1,569,808
Distribution fee, Class A                                    528,548
Distribution fee, Class B                                    277,184
Distribution fee, Class C                                     23,712
Financial agent fee                                          224,774
Transfer agent                                               622,109
Printing                                                      52,644
Professional                                                  32,351
Custodian                                                     29,988
Registration                                                  27,386
Trustees                                                      26,610
Miscellaneous                                                 21,525
                                                        ------------
   Total expenses                                          3,436,639
   Custodian fees paid indirectly                            (16,522)
                                                        ------------
   Net expenses                                            3,420,117
                                                        ------------
NET INVESTMENT INCOME                                     22,254,970
                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (68,456,708)
Net realized loss on swap agreements                      (1,995,291)
Net realized loss on foreign currency transactions            (5,303)
Net change in unrealized appreciation (depreciation)
 on investments                                           39,772,609
Net change in unrealized appreciation (depreciation)
 on foreign currency and foreign currency transactions       (16,217)
Net change in unrealized appreciation (depreciation)
 on swap agreements                                          149,814
                                                        ------------
NET LOSS ON INVESTMENTS                                  (30,551,096)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ (8,296,126)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/02        10/31/01
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $ 22,254,970    $ 34,962,615
 Net realized gain (loss)                                      (70,457,302)    (66,450,747)
 Net change in unrealized appreciation (depreciation)           39,906,206      (2,984,814)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   (8,296,126)    (34,472,946)
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                (19,167,768)    (35,093,621)
 Net investment income, Class B                                 (2,362,870)     (4,651,074)
 Net investment income, Class C                                   (199,541)       (351,547)
 Tax return of capital, Class A                                 (1,176,826)             --
 Tax return of capital, Class B                                   (145,071)             --
 Tax return of capital, Class C                                    (12,251)             --
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (23,064,327)    (40,096,242)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (9,885,861 and 15,852,346
   shares, respectively)                                        48,459,358      98,274,063
 Net asset value of shares issued from reinvestment of
   distributions
   (2,264,427 and 3,306,051 shares, respectively)               11,297,054      19,878,177
 Cost of shares repurchased (17,017,676 and 21,183,299
   shares, respectively)                                       (84,886,676)   (130,013,962)
                                                              ------------    ------------
Total                                                          (25,130,264)    (11,861,722)
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (2,322,861 and 3,361,956
   shares, respectively)                                        11,511,067      20,740,709
 Net asset value of shares issued from reinvestment of
   distributions
   (224,943 and 346,504 shares, respectively)                    1,117,378       2,079,463
 Cost of shares repurchased (3,459,242 and 4,445,240 shares,
   respectively)                                               (17,049,999)    (27,044,594)
                                                              ------------    ------------
Total                                                           (4,421,554)     (4,224,422)
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (333,038 and 571,677 shares,
   respectively)                                                 1,658,591       3,503,479
 Net asset value of shares issued from reinvestment of
   distributions
   (19,234 and 28,604 shares, respectively)                         95,443         171,650
 Cost of shares repurchased (391,925 and 542,175 shares,
   respectively)                                                (1,928,402)     (3,250,251)
                                                              ------------    ------------
Total                                                             (174,368)        424,878
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS     (29,726,186)    (15,661,266)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (61,086,639)    (90,230,454)
NET ASSETS
 Beginning of period                                           268,109,865     358,340,319
                                                              ------------    ------------
 END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET
   INVESTMENT INCOME OF $0 AND ($10,282), RESPECTIVELY]       $207,023,226    $268,109,865
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31
                                                                 ----------------------------------------------------------------
                                                                  2002(6)          2001          2000          1999          1998
Net asset value, beginning of period                                $5.19         $6.59         $7.53         $7.55         $9.09
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.46(4)       0.65(4)       0.79          0.76          0.83
 Net realized and unrealized gain (loss)                            (0.66)        (1.30)        (0.95)           --         (1.56)
                                                                      ---           ---           ---           ---           ---
     TOTAL FROM INVESTMENT OPERATIONS                               (0.20)        (0.65)        (0.16)         0.76         (0.73)
                                                                      ---           ---           ---           ---           ---
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.45)        (0.75)        (0.78)        (0.78)        (0.81)
 Tax return of capital                                              (0.03)           --            --            --            --
                                                                      ---           ---           ---           ---           ---
     TOTAL DISTRIBUTIONS                                            (0.48)        (0.75)        (0.78)        (0.78)        (0.81)
                                                                      ---           ---           ---           ---           ---
Change in net asset value                                           (0.68)        (1.40)        (0.94)        (0.02)        (1.54)
                                                                      ---           ---           ---           ---           ---
NET ASSET VALUE, END OF PERIOD                                      $4.51         $5.19         $6.59         $7.53         $7.55
                                                                      ---           ---           ---           ---           ---
                                                                      ---           ---           ---           ---           ---
Total return(1)                                                     (4.33)%      (10.87)%       (2.65)%       10.16%        (8.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $183,028      $235,623      $312,544      $391,057      $427,659
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.33%(5)      1.28%(3)      1.22%(3)      1.16%(2)      1.12%
 Net investment income                                               9.30%        10.69%        10.35%         9.71%         9.13%
Portfolio turnover rate                                               114%          100%           80%           73%          103%

                                                                                              CLASS B
                                                                  ---------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31
                                                                  ---------------------------------------------------------------
                                                                  2002(6)          2001          2000          1999          1998
Net asset value, beginning of period                                $5.14         $6.54         $7.51         $7.52         $9.07
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.43(4)       0.60(4)       0.72          0.70          0.76
 Net realized and unrealized gain (loss)                            (0.66)        (1.30)        (0.95)         0.01         (1.55)
                                                                      ---           ---           ---           ---           ---
     TOTAL FROM INVESTMENT OPERATIONS                               (0.23)        (0.70)        (0.23)         0.71         (0.79)
                                                                      ---           ---           ---           ---           ---
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.41)        (0.70)        (0.74)        (0.72)        (0.76)
 Tax return of capital                                              (0.03)           --            --            --            --
                                                                      ---           ---           ---           ---           ---
     TOTAL DISTRIBUTIONS                                            (0.44)        (0.70)        (0.74)        (0.72)        (0.76)
                                                                      ---           ---           ---           ---           ---
Change in net asset value                                           (0.67)        (1.40)        (0.97)        (0.01)        (1.55)
                                                                      ---           ---           ---           ---           ---
NET ASSET VALUE, END OF PERIOD                                      $4.47         $5.14         $6.54         $7.51         $7.52
                                                                      ---           ---           ---           ---           ---
                                                                      ---           ---           ---           ---           ---
Total return(1)                                                     (4.88)%      (11.59)%       (3.52)%        9.37%        (9.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $22,074       $30,073       $43,108       $59,547       $61,026
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  2.08%(5)      2.03%(3)      1.97%(3)      1.91%(2)      1.88%
 Net investment income                                               8.56%         9.93%         9.62%         8.94%         8.46%
Portfolio turnover rate                                               114%          100%           80%           73%          103%

(1) Maximum sales charge is not reflected in total return calculation.
(2) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B and Class C.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.32% and 2.07% for Class A and Class B, respectively.
(6) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B respectively, decrease the net investment income (loss) per share from 0.47 to 0.46 for Class A, and increase the net realized and unrealized gain (loss) per share from (0.67) to (0.66) for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS C
                                                                  -----------------------------------------------------------
                                                                                                                      FROM
                                                                             YEAR ENDED OCTOBER 31                 INCEPTION
                                                                  -------------------------------------------      2/27/98 TO
                                                                  2002(7)        2001        2000        1999       10/31/98
Net asset value, beginning of period                               $5.16        $6.56       $7.53       $7.54         $9.31
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                       0.42(6)      0.60(6)     0.73        0.71          0.50
 Net realized and unrealized gain (loss)                           (0.65)       (1.30)      (0.96)         --         (1.76)
                                                                    ----          ---         ---         ---         -----
     TOTAL FROM INVESTMENT OPERATIONS                              (0.23)       (0.70)      (0.23)       0.71         (1.26)
                                                                    ----          ---         ---         ---         -----
LESS DISTRIBUTIONS
 Dividends from net investment income                              (0.41)       (0.70)      (0.74)      (0.72)        (0.51)
 Tax return of capital                                             (0.03)          --          --          --            --
                                                                    ----          ---         ---         ---         -----
     TOTAL DISTRIBUTIONS                                           (0.44)       (0.70)      (0.74)      (0.72)        (0.51)
                                                                    ----          ---         ---         ---         -----
Change in net asset value                                          (0.67)       (1.40)      (0.97)      (0.01)        (1.77)
                                                                    ----          ---         ---         ---         -----
NET ASSET VALUE, END OF PERIOD                                     $4.49        $5.16       $6.56       $7.53         $7.54
                                                                    ----          ---         ---         ---         -----
                                                                    ----          ---         ---         ---         -----
Total return(1)                                                    (4.88)%     (11.56)%     (3.51)%      9.38%       (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $1,921       $2,413      $2,689      $3,052        $1,669
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 2.08%(5)     2.03%(5)    1.97%(4)    1.91%(4)      1.88%(2)
 Net investment income                                              8.52%        9.92%       9.69%       8.85%         8.94%(2)
Portfolio turnover rate                                              114%         100%         80%         73%          103%(3)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.07% and 2.02%, respectively.
(6) Computed using average shares outstanding.
(7) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 8.57% to 8.52%, decrease net investment income (loss) per share from 0.43 to 0.42, and increase net realized and unrealized gain (loss) per share from (0.66) to (0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                        INVESTMENTS AT OCTOBER 31, 2002


FACE
VALUE                               INTEREST   MATURITY
(000)    DESCRIPTION                  RATE       DATE        VALUE
- -----    -----------                --------   --------   ------------
FEDERAL AGENCY SECURITIES--14.8%

3,500  Fannie Mae(c)(d)..........      2.01%   11/13/02   $  3,500,000
2,500  FHLB(c)(d)................      1.85    11/14/02      2,500,000
2,500  FHLB Discount Note........      1.70    11/25/02      2,497,167
2,000  FHLB Discount Note........      1.60    11/27/02      1,997,689
3,500  FHLB(c)(d)................      2.07    12/3/02       3,500,000
2,500  FHLB(c)(d)................      2.00     1/3/03       2,500,000
2,500  FHLB(c)(d)................      1.86    1/17/03       2,500,000
2,500  FHLB(c)(d)................      2.05    1/22/03       2,500,000
1,750  Freddie Mac(c)............      4.75    3/15/03       1,769,872
2,500  FHLB(c)(d)................      1.70     4/7/03       2,500,000
2,500  FHLB(c)(d)................      1.80    4/11/03       2,500,000
2,500  FHLB(c)(d)................      2.00    4/25/03       2,500,000
- ----------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                             30,764,728
- ----------------------------------------------------------------------
                                                RESET
                                                 DATE
                                               --------
FEDERAL AGENCY SECURITIES-- VARIABLE(b)--4.3%

1,504  SBA (Final Maturity
       3/25/24)..................      2.13    11/1/02       1,504,358
  204  SBA (Final Maturity
       1/25/21)..................      2.25    11/1/02         203,778
1,661  SBA (Final Maturity
       9/25/23)..................      2.13     1/1/03       1,660,814
  969  SBA (Final Maturity
       10/25/22).................      2.25     1/1/03         967,903
1,667  SBA (Final Maturity
       2/25/23)..................      2.25     1/1/03       1,667,400
  747  SBA (Final Maturity
       2/25/23)..................      2.25     1/1/03         747,341
  310  SBA (Final Maturity
       5/25/21)..................      2.25     1/1/03         309,766
1,955  SBA (Final Maturity
       11/25/21).................      2.38     1/1/03       1,954,133
- ----------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE(B)                 9,015,493
- ----------------------------------------------------------------------
                          STANDARD
                          & POOR'S
                           RATING                 MATURITY
                         (Unaudited)                DATE
                         -----------              --------
COMMERCIAL PAPER--58.4%

3,000  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.80    11/1/02       3,000,000

3,500  UBS Finance
       (DE), LLC. .....   A-1+            1.89    11/1/02       3,499,999

2,500  Executive Jet,
       Inc. ...........   A-1+            1.75    11/4/02       2,499,635

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
- -----    -----------     -----------   --------   --------   ------------

4,750  Harley Davidson
       Funding
       Corp. ..........    A-1            1.75%   11/4/02    $  4,749,306

  615  Koch Industries,
       Inc. ...........   A-1+            1.78    11/4/02         614,909

3,580  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.77    11/5/02       3,579,295

2,980  Receivables
       Capital
       Corp. ..........   A-1+            1.78    11/5/02       2,979,411

3,500  Goldman Sachs
       Group L.P. .....    A-1            1.77    11/6/02       3,499,140

3,000  Koch Industries,
       Inc. ...........   A-1+            1.77    11/6/02       2,999,263

3,500  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.77    11/7/02       3,498,968

  255  CIT Group,
       Inc. ...........    A-1            1.80    11/7/02         254,924

2,500  Enterprise
       Funding
       Corp. ..........   A-1+            1.83    11/7/02       2,499,238

3,500  Exxon Imperial
       US, Inc. .......   A-1+            1.75    11/8/02       3,498,809

1,025  Receivables
       Capital
       Corp. ..........   A-1+            1.80    11/8/02       1,024,641

3,500  Park Avenue
       Receivables
       Corp. ..........    A-1            1.76    11/12/02      3,498,118

2,500  ABSC Capital
       Corp. ..........    A-1            1.79    11/12/02      2,498,633

  925  ABN AMRO North
       America,
       Inc. ...........    A-1            1.80    11/12/02        924,491

1,000  ABSC Capital
       Corp. ..........    A-1            1.82    11/12/02        999,444

2,120  Gannett Co. ....    A-1            1.75    11/13/02      2,118,763

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
- -----    -----------     -----------   --------   --------   ------------
1,880  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.75%   11/13/02   $  1,878,903

3,500  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp. ..........    A-1            1.77    11/13/02      3,497,935

  950  Harley Davidson
       Funding
       Corp. ..........    A-1            1.75    11/14/02        949,400

2,750  CIT Group,
       Inc. ...........    A-1            1.80    11/14/02      2,748,213

2,000  CIT Group,
       Inc. ...........    A-1            1.81    11/14/02      1,998,693

3,000  Household
       Finance
       Corp. ..........    A-2            1.76    11/15/02      2,997,947

1,676  Receivables
       Capital
       Corp. ..........   A-1+            1.80    11/15/02      1,674,827

2,000  Executive Jet,
       Inc. ...........   A-1+            1.75    11/18/02      1,998,347

2,250  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp. ..........    A-1            1.80    11/18/02      2,248,088

1,000  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.79    11/19/02        999,105

5,000  ABSC Capital
       Corp. ..........    A-1            1.75    11/20/02      4,995,381

3,500  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp............    A-1            1.79    11/21/02      3,496,519

  940  Goldman Sachs
       Group L.P. .....    A-1            1.76    11/22/02        939,035

  500  Private Export
       Funding
       Corp. ..........   A-1+            1.75    11/25/02        499,417

  595  Receivables
       Capital
       Corp. ..........   A-1+            1.75    11/26/02        594,277

4,000  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.78    11/27/02      3,994,857

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
- -----    -----------     -----------   --------   --------   ------------

2,500  Pfizer, Inc. ...   A-1+            1.70%   12/2/02    $  2,496,340

  960  Coca-Cola
       Co. ............    A-1            1.74    12/3/02         958,515

2,000  Archer Daniels
       Midland.........    A-1            1.75    12/3/02       1,996,889

1,300  Executive Jet,
       Inc. ...........   A-1+            1.75    12/4/02       1,297,915

  975  Govco, Inc. ....   A-1+            1.76    12/5/02         973,379

2,010  CIT Group,
       Inc. ...........    A-1            1.79    12/5/02       2,006,602

1,975  ABSC Capital
       Corp. ..........    A-1            1.80    12/9/02       1,971,248

2,895  Marsh & McLennan
       Co., Inc. ......   A-1+            1.70    12/10/02      2,889,668

2,500  CIT Group,
       Inc. ...........    A-1            1.78    12/11/02      2,495,056

2,500  CXC, Inc. ......   A-1+            1.88    12/16/02      2,494,125

2,340  General Electric
       Capital
       Corp. ..........   A-1+            1.77    12/20/02      2,334,363

  705  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.85    12/20/02        703,225

2,235  Emerson Electric
       Co. ............    A-1            1.70    12/23/02      2,229,512

2,500  Govco, Inc. ....   A-1+            1.70     1/8/03       2,491,972

2,500  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.74    1/10/03       2,491,542

  250  CIT Group,
       Inc. ...........    A-1            1.80    1/17/03         249,038

1,000  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp. ..........    A-1            1.80    1/21/03         995,950

4,500  Private Export
       Funding
       Corp. ..........   A-1+            1.78    1/23/03       4,481,532

2,500  Private Export
       Funding
       Corp. ..........   A-1+            1.74    4/23/03       2,479,096
- -------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                        121,783,898
- -------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
- -----    -----------     -----------   --------   --------   ------------
MEDIUM-TERM NOTES(c)--22.2%

  200  Merrill Lynch &
       Co., Inc. ......    A+             8.30%   11/1/02    $    200,000

2,500  General Electric
       Capital
       Corp. ..........    AAA            5.35    11/18/02      2,503,426

  427  Bank of America
       Corp. ..........     A             7.88    12/1/02         428,924

2,500  3M Co.(b).......    AA             5.65    12/12/02      2,508,896

3,500  Beta Finance,
       Inc.(b).........    NA             1.84    1/15/03       3,499,925

2,152  Citi
       Financial.......    AA-            5.88    1/15/03       2,166,752

2,000  Salomon Smith
       Barney
       Holdings........    AA-            6.13    1/15/03       2,016,528

2,125  Heller
       Financial,
       Inc. ...........    AAA            6.40    1/15/03       2,140,091

3,500  Merrill Lynch &
       Co., Inc.(b)....    A+             2.08    1/21/03       3,501,093

1,333  Associates Corp.
       of North
       America.........    AA-            6.88     2/1/03       1,347,684

1,360  Bank of America
       Corp. ..........     A            10.00     2/1/03       1,385,035

  550  GE Capital
       Corp. ..........    AAA            7.00     2/3/03         556,805

  250  Merrill Lynch &
       Co., Inc. ......    A+             6.00    2/12/03         252,790

3,250  Pitney Bowes
       Credit Corp. ...    AA             8.80    2/15/03       3,307,681

2,500  Merrill Lynch &
       Co., Inc.(b)....    A+             1.78     3/5/03       2,500,000
1,500  Du Pont (E. I.)
       de Nemours &
       Co.(b)..........    AA-            6.00     3/6/03       1,517,928

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
- -----    -----------     -----------   --------   --------   ------------

1,000  General Electric
       Capital
       Corp. ..........    AAA            8.75%   3/14/03    $  1,022,568

  500  Associates Corp.
       of North
       America.........    AA-            6.77    4/10/03         510,913

2,500  Wal-Mart Stores,
       Inc. ...........    AA             4.63    4/15/03       2,524,420

  510  Associates Corp.
       of North
       America.........    AA-            6.00    4/15/03         519,301

1,992  BellSouth
       Corp.(b)........    A+             4.11    4/26/03       2,012,761

2,500  Merrill Lynch &
       Co., Inc.(b)....    A+             1.79     5/2/03       2,500,000

2,100  BellSouth
       Telecommunications
       Corp. ..........    A+             6.25    5/15/03       2,141,188

  200  Bank of America
       Corp. ..........     A             9.20    5/15/03         207,648

2,000  General Electric
       Capital
       Corp.(b)........    AAA            1.83    5/28/03       2,000,288

2,150  Bank of America
       Corp. ..........     A             6.88     6/1/03       2,205,927

  415  Bank of America
       Corp. ..........     A             6.20    8/15/03         428,495

  240  Bank of America
       Corp. ..........     A             6.50    8/15/03         248,448
- -------------------------------------------------------------------------
TOTAL MEDIUM-TERM NOTES(C)                                     46,155,515
- -------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $207,719,634)                                207,719,634(a)
Other assets and liabilities, net--0.3%                           642,088
                                                             ------------
NET ASSETS--100.0%                                           $208,361,722
                                                             ============

(a) Federal Income Tax Information: At October 31, 2002, the aggregate cost of securities for federal income tax purposes was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) The interest rate shown is the coupon rate.
(d) Callable. The maturity date shown is the call date.
                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value (Identified cost
 $207,719,634)                                         $207,719,634
Cash                                                        100,829
Receivables
 Interest                                                   751,256
 Fund shares sold                                           351,315
 Investment securities sold                                 176,192
Prepaid expenses                                              3,502
                                                       ------------
   Total assets                                         209,102,728
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                    493,594
 Dividend distribution                                       35,287
 Transfer agent fee                                          91,290
 Investment advisory fee                                     30,885
 Distribution fee                                            16,394
 Financial agent fee                                         16,154
 Trustees' fee                                                5,189
Accrued expenses                                             52,213
                                                       ------------
   Total liabilities                                        741,006
                                                       ------------
NET ASSETS                                             $208,361,722
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $208,361,722
                                                       ------------
NET ASSETS                                             $208,361,722
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $184,389,866)                                          184,389,866
Net asset value and offering price per share                  $1.00
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $19,579,510)                                            19,579,510
Net asset value and offering price per share                  $1.00
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $4,392,346)                                              4,392,346
Net asset value and offering price per share                  $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                 $4,392,195
                                                         ----------
   Total investment income                                4,392,195
                                                         ----------
EXPENSES
Investment advisory fee                                     811,985
Distribution fee, Class B                                   138,422
Distribution fee, Class C                                    29,483
Financial agent                                             203,545
Transfer agent                                              506,334
Registration                                                 45,790
Custodian                                                    38,653
Professional                                                 30,389
Printing                                                     28,278
Trustees                                                     26,599
Miscellaneous                                                12,360
                                                         ----------
   Total expenses                                         1,871,838
   less expenses borne by investment advisor                (94,082)
   Custodian fees paid indirectly                            (5,346)
                                                         ----------
   Net expenses                                           1,772,410
                                                         ----------
NET INVESTMENT INCOME                                    $2,619,785
                                                         ==========

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/02        10/31/01
                                                              -------------   -------------
FROM OPERATIONS
 NET INVESTMENT INCOME (LOSS)                                 $   2,619,785   $   8,252,157
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                  (2,495,538)     (7,573,400)
 Net investment income, Class B                                    (113,341)       (610,643)
 Net investment income, Class C                                     (10,906)        (68,114)
                                                              -------------   -------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (2,619,785)     (8,252,157)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (272,765,743 and 568,734,299
   shares, respectively)                                        272,765,743     568,734,299
 Net asset value of shares issued from reinvestment of
   distributions (2,404,820 and 7,097,325 shares,
   respectively)                                                  2,404,820       7,097,325
 Cost of shares repurchased (275,129,989 and 555,607,433
   shares, respectively)                                       (275,129,989)   (555,607,433)
                                                              -------------   -------------
Total                                                                40,574      20,224,191
                                                              -------------   -------------
CLASS B
 Proceeds from sales of shares (26,059,417 and 42,745,289
   shares, respectively)                                         26,059,417      42,745,289
 Net asset value of shares issued from reinvestment of
   distributions (99,711 and 519,812 shares, respectively)           99,711         519,812
 Cost of shares repurchased (28,606,727 and 39,854,233
   shares, respectively)                                        (28,606,727)    (39,854,233)
                                                              -------------   -------------
Total                                                            (2,447,599)      3,410,868
                                                              -------------   -------------
CLASS C
 Proceeds from sales of shares (15,388,449 and 15,650,107
   shares, respectively)                                         15,388,449      15,650,107
 Net asset value of shares issued from reinvestment of
   distributions (9,918, and 55,227 shares, respectively)             9,918          55,227
 Cost of shares repurchased (14,405,078 and 13,740,814
   shares, respectively)                                        (14,405,078)    (13,740,814)
                                                              -------------   -------------
Total                                                               993,289       1,964,520
                                                              -------------   -------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       (1,413,736)     25,599,579
                                                              -------------   -------------
 NET INCREASE (DECREASE) IN NET ASSETS                           (1,413,736)     25,599,579
NET ASSETS
 Beginning of period                                            209,775,458     184,175,879
                                                              -------------   -------------
 END OF PERIOD                                                $ 208,361,722   $ 209,775,458
                                                              =============   =============

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                   2002          2001            2000          1999          1998
Net asset value, beginning of period                              $1.00         $1.00           $1.00         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.014         0.042           0.054         0.044         0.049
                                                                   ----          ----            ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                             0.014         0.042           0.054         0.044         0.049
                                                                   ----          ----            ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.014)       (0.042)         (0.054)       (0.044)       (0.049)
                                                                   ----          ----            ----          ----          ----
Change in net asset value                                            --            --              --            --            --
                                                                   ----          ----            ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                    $1.00         $1.00           $1.00         $1.00         $1.00
                                                                   ----          ----            ----          ----          ----
                                                                   ----          ----            ----          ----          ----
Total return                                                       1.38%         4.23%           5.59%         4.47%         5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $184,390      $184,349        $164,125      $205,066      $195,292
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                0.79%(1)(2)     0.85%(1)(2)     0.80%(1)     0.77%(1)     0.73%
 Net investment income (loss)                                      1.37%         4.12%           5.41%         4.41%         4.90%

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                   2002          2001            2000          1999          1998
Net asset value, beginning of period                              $1.00         $1.00           $1.00         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.006         0.034           0.047         0.036         0.041
                                                                   ----          ----            ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                             0.006         0.034           0.047         0.036         0.041
                                                                   ----          ----            ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.006)       (0.034)         (0.047)       (0.036)       (0.041)
                                                                   ----          ----            ----          ----          ----
Change in net asset value                                            --            --              --            --            --
                                                                   ----          ----            ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                    $1.00         $1.00           $1.00         $1.00         $1.00
                                                                   ----          ----            ----          ----          ----
                                                                   ----          ----            ----          ----          ----
Total return                                                       0.62%         3.46%           4.80%         3.69%         4.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $19,580       $22,027         $18,616       $20,054       $19,978
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                1.54%(1)(3)     1.60%(1)(3)     1.56%(1)     1.52%(1)     1.48%
 Net investment income (loss)                                      0.61%         3.28%           4.65%         3.66%         4.15%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.84% and 0.86% for the periods ended October 31, 2002 and 2001, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.59% and 1.60% for the periods ended October 31, 2002 and 2001, respectively.
                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS C
                                                                ---------------------------------------------------
                                                                                                            FROM
                                                                                                          INCEPTION
                                                                      YEAR ENDED OCTOBER 31               10/12/99
                                                                ----------------------------------           TO
                                                                  2002          2001          2000        10/31/99
Net asset value, beginning of period                             $1.00         $1.00         $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                    0.004         0.031         0.044          0.003
                                                                ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                            0.004         0.031         0.044          0.003
                                                                ------        ------        ------         ------
LESS DISTRIBUTIONS
 Dividends from net investment income                           (0.004)       (0.031)       (0.044)        (0.003)
                                                                ------        ------        ------         ------
Change in net asset value                                           --            --            --             --
                                                                ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                                   $1.00         $1.00         $1.00          $1.00
                                                                ======        ======        ======         ======
Total return(1)                                                   0.36%         3.19%         4.55%          0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $4,392        $3,399        $1,435           $145
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                               1.78%(3)(5)   1.85%(3)(4)   1.83%(3)       1.82%(1)(3)
 Net investment income (loss)                                     0.37%         2.90%         4.56%          3.95%(1)

(1) Annualized.
(2) Not annualized.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would not significantly differ.
(5) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.83%.
                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                        INVESTMENTS AT OCTOBER 31, 2002

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
AGENCY MORTGAGE-BACKED SECURITIES--5.3%

Fannie Mae 5%, 8/25/12............   AAA         $  7,000  $    7,294,220
Fannie Mae 6%, 10/1/13............   AAA            3,000       3,126,563
Fannie Mae 5.50%, 8/1/17..........   AAA            2,912       3,000,510
GNMA 6.50%, '23-'32...............   AAA           37,976      39,803,390
- -------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $50,948,478)                                  53,224,683
- -------------------------------------------------------------------------

MUNICIPAL BONDS--6.5%

CALIFORNIA--2.6%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19....................   AAA            1,100       1,207,008
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29....................   AAA            2,750       2,946,460
Fresno County Pension Obligation
Revenue 6.21%, 8/15/06............   AAA            1,000       1,117,960
Los Angeles County Pension
Obligation Taxable Series A 8.49%,
6/30/04...........................   AAA            2,000       2,211,640
Pasadena Pension Funding Revenue
Taxable Series A 6.95%, 5/15/07...   AAA            1,915       2,215,904
Pasadena Pension Funding Revenue
Taxable Series A 7%, 5/15/08......   AAA            3,435       4,020,221
Pasadena Pension Funding Revenue
Taxable Series A 7.05%, 5/15/09...   AAA            2,500       2,938,975

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CALIFORNIA--CONTINUED
Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11...   AAA         $    565  $      670,853
Sonoma County Pension Obligation
Revenue Taxable 6.625%, 6/1/13....   AAA            4,265       4,882,187
Ventura County Pension Obligation
Taxable 6.579%, 11/1/06...........   AAA            3,560       4,044,374
                                                           --------------
                                                               26,255,582
                                                           --------------
COLORADO--0.2%
Denver City and County School
District 01 Pension Taxable 6.76%,
12/15/07..........................   AAA            2,000       2,313,860

FLORIDA--1.8%
Miami Beach Special Obligation
  Revenue Taxable 8.60%, 9/1/21...   AAA           11,675      13,255,444
Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05...   AAA            1,970       2,107,999
University of Miami Exchangeable
Revenue Taxable Series A 7.65%,
4/1/20............................   AAA            2,120       2,303,868
                                                           --------------
                                                               17,667,311
                                                           --------------
ILLINOIS--0.5%
Chicago Illinois Water Revenue 5%,
11/1/31...........................   AAA            5,000       4,986,100

NEW JERSEY--0.6%
New Jersey Sports & Exposition
Authority Taxable Series A 6.75%,
3/1/12............................   AAA            5,000       5,721,050

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
NEW YORK--0.1%
New York State Taxable Series C
6.35%, 3/1/07.....................   AAA         $  1,000  $    1,117,650

OREGON--0.5%
Multnomah County Pension Revenue
Taxable 7.25%, 6/1/11............. Aaa(c)           3,000       3,547,980
Portland Pension Revenue Taxable
Series C 7.32%, 6/1/08............ Aaa(c)           1,000       1,176,580
                                                           --------------
                                                                4,724,560
                                                           --------------
TEXAS--0.2%
Dallas-Fort Worth International
Airport Facilities Improvement
Revenue Taxable 6.50%, 11/1/09....   AAA            1,900       2,178,616
- -------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $58,300,500)                                  64,964,729
- -------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.8%
ANRC Auto Owner Trust 01-A, A4
4.32%, 6/16/08....................   AAA            9,250       9,618,833
Associates Manufactured Housing
Pass Through 97-2, A6 7.075%,
3/15/28...........................   AAA            3,000       3,223,372
Capital Auto Receivables Asset
Trust Series 2002-3 Class A2A
3.05%, 9/15/05....................   AAA            4,000       4,066,777
Community Program Loan Trust
5.96%, 7/15/15....................   AAA            3,977       4,382,490
Household Automotive Trust 02-1,
A4 4.39%, 5/18/09.................   AAA            4,000       4,145,200
WFS Financial Ownership Trust
00-C, A3 7.07%, 2/20/05...........   AAA            2,554       2,594,331
- -------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $26,922,985)                                  28,031,003
- -------------------------------------------------------------------------

CORPORATE BONDS--6.6%
AGRICULTURAL PRODUCTS--0.2%
Corn Products International, Inc.
8.25%, 7/15/07....................  BBB-            2,000       1,960,000

AIRLINES--0.4%
Northwest Airlines Corp. 00-1
Class G 8.072%, 10/1/19...........   AAA            3,393       3,621,556

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

BANKS--0.6%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08...........................    A          $  3,000  $    3,355,224
Wachovia Corp. 5.625%, 12/15/08...   A-             3,000       3,175,776
                                                           --------------
                                                                6,531,000
                                                           --------------
CASINOS & GAMING--0.6%
MGM Mirage, Inc. 9.75%, 6/1/07....   BB+            1,650       1,798,500
Park Place Entertainment Corp.
9.375%, 2/15/07...................   BB+            4,000       4,210,000
                                                           --------------
                                                                6,008,500
                                                           --------------
CONSUMER FINANCE--0.7%
Ford Motor Credit Corp. 6.50%,
1/25/07...........................   BBB            1,000         905,754
Ford Motor Credit Corp. 7.25%,
10/25/11..........................  BBB+            2,000       1,747,576
General Motors Acceptance Corp.
6.875%, 8/28/12...................  BBB+            2,000       1,810,018
Household Finance Co. 6.75%,
5/15/11...........................   A-             2,500       2,209,813
                                                           --------------
                                                                6,673,161
                                                           --------------
DIVERSIFIED FINANCIAL SERVICES--0.9%
CIT Group Inc Series MTN 6.875%,
11/1/09...........................    A             2,000       1,986,500
General Electric Capital Corp.
Series MTNA 6%, 6/15/12...........   AAA            1,735       1,843,045
Pemex Project Master Trust 144A
7.875%, 2/1/09(b).................  BBB-            2,000       2,068,750
Stilwell Financial, Inc. 7.75%,
6/15/09...........................  BBB+            2,500       2,432,075
                                                           --------------
                                                                8,330,370
                                                           --------------
ENVIRONMENTAL SERVICES--0.2%
Browning Ferris Industries 7.875%,
3/15/05...........................   BB-            2,195       2,128,046

GAS UTILITIES--0.3%
Amerigas Partner/Eagle 8.875%,
5/20/11...........................   BB-            3,000       3,075,000

HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
AmerisourceBergen Corp. 8.125%,
9/1/08............................   BB-            3,000       3,225,000

HEALTH CARE FACILITIES--0.4%
HEALTHSOUTH Corp. 10.75%,
10/1/08...........................   B+             1,135         856,925
Manor Care, Inc. 7.50%, 6/15/06...   BBB            3,000       3,037,017
                                                           --------------
                                                                3,893,942
                                                           --------------
HOMEBUILDING--0.2%
Lennar Corp. 7.625%, 3/1/09.......   BB+            2,250       2,289,375

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
HOTELS--0.2%
Park Place Entertainment, Inc. 7%,
7/15/04...........................  BBB-         $  2,000  $    2,017,504

INDUSTRIAL MACHINERY--0.4%
ITW Cupids Financial Trust I 144A
6.55%, 12/31/11(b)................   AA-            4,000       4,342,852

INSURANCE BROKERS--0.1%
Willis Corroon Corp. 9%, 2/1/09...   BB-              740         780,700

INTEGRATED OIL & GAS--0.3%
Chevron Capital 3.50%, 9/17/07....   AA             3,000       3,034,752

INTEGRATED TELECOMMUNICATION SERVICES--0.3%
AT&T Corp 6%, 3/15/09.............  BBB+              126         120,330
Century Telephone Enterprises,
Inc. Series F 6.30%, 1/15/08......  BBB+            3,000       3,191,535
                                                           --------------
                                                                3,311,865
                                                           --------------
OIL & GAS REFINING & MARKETING--0.3%
Teekay Shipping Corp. 8.32%,
2/1/08............................   BB+            2,640       2,719,200

PACKAGED FOODS--0.1%
Land O Lakes 8.75%, 11/15/11......   BB             2,500       1,400,000

RAILROADS--0.1%
Union Pacific Corp. 6.50%,
4/15/12...........................   BBB            1,000       1,103,075
- -------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $66,248,393)                                  66,445,898
- -------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--9.3%
American Business Financial
Services 02-2 A3 4.76%, 6/15/21...   AAA            2,000       2,070,084
CS First Boston Mortgage
Securities Corp. 97-C2, B 6.72%,
1/17/35...........................  A(c)            9,000      10,014,525
DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31....... Aaa(c)           3,000       3,313,395
DLJ Mortgage Acceptance Corp.
96-CF1, A1B 7.58%, 3/13/28........   AAA            6,550       6,718,499
DLJ Mortgage Acceptance Corp.
97-CF2, A2 6.84%, 10/15/30........   AA               750         832,475
G.E. Capital Mortgage Services,
Inc. 96-8, 1M 7.25%, 5/25/26......   AA             3,883       3,896,488
GMAC Commercial Mortgage
Securities, Inc. 97-C2, A3 6.566%,
4/15/29...........................  A(c)            1,570       1,720,985
GMAC Commercial Mortgage
Securities, Inc. 97-C2, B 6.703%,
4/15/29...........................  Aa(c)           6,500       7,131,391

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
J.P. Morgan Chase Commercial
Mortgage Securities 01-CIBC, A3
6.26%, 3/15/33....................   AAA         $ 12,015  $   13,298,202
LB Commercial Conduit Mortgage
Trust 99-C2, A2 7.325%,
10/15/32.......................... Aaa(c)           4,855       5,677,487
LB Commercial Conduit Mortgage
Trust 98-C4, A1B 6.21%,
10/15/35..........................   AAA           10,060      11,178,585
Lehman Large Loan 97-LLI, B 6.95%,
3/12/07...........................   AA+           10,825      12,288,787
Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05...................   AAA            6,157       6,631,259
Prudential Home Mortgage
Securities 93-L, 2B3 6.641%,
12/25/23.......................... AAA(c)             900         900,273
Residential Funding Mortgage
Securities I 96-S8, A4 6.75%,
3/25/11...........................   AAA            1,227       1,274,483
Residential Funding Mortgage
Securities I 96-S4, M1 7.25%,
2/25/26...........................   AAA            2,029       2,035,525
Securitized Asset Sales, Inc.
93-J, 2B 6.8%, 11/28/23........... AAA(c)           5,366       5,429,560
- -------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $87,095,526)                                  94,412,003
- -------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--3.4%

CHILE--0.2%
Republic of Chile 7.125%,
1/11/12...........................   A-             1,900       2,033,783

EL SALVADOR--0.4%
Republic of El Salvador 144A
9.50%, 8/15/06(b)(f)..............   BB+            3,300       3,795,000

MEXICO--2.5%
United Mexican States 7.50%,
1/14/12...........................  BBB-            3,000       3,127,500
United Mexican States 8.125%,
12/30/19..........................   BB-           17,500      17,456,250
United Mexican States Series MTN
8.30%, 8/15/31....................  BBB-            4,850       4,813,625
                                                           --------------
                                                               25,397,375
                                                           --------------
POLAND--0.3%
Republic of Poland Bearer PDIB 6%,
10/27/14(d).......................  BBB+            3,229       3,297,523
- -------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $32,241,597)                                  34,523,681
- -------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--1.0%

CANADA--0.3%
Bowater Canada Finance 7.95%,
11/15/11..........................  BBB-            3,000       2,933,706

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CAYMAN ISLANDS--0.2%
Petropower I Funding Trust 144A
7.36%, 2/15/14(b).................   BBB         $  2,105  $    1,977,224
CHILE--0.2%
Empresa Nacional de Electricidad
SA Series B 8.50%, 4/1/09.........  BBB+            2,250       2,123,033
MEXICO--0.1%
Cemex SA de CV 144A 8.625%,
7/18/03(b)........................  BBB-              500         517,500
NETHERLANDS--0.2%
HSBC Capital Funding LP 144A
9.547%, 12/29/49(b)...............   A-             2,000       2,416,020
- -------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $9,914,689)                                    9,967,483
- -------------------------------------------------------------------------

TARGETED RETURN INDEX SECURITIES--0.7%
Lehman Brothers Targeted Return
Index Securities Trust Series
5-2002 144A 5.896%,
1/25/07(b)(c).....................    A             3,206       3,325,551
Lehman Brothers Targeted Return
Index Securities Trust Series
10-2002 144A 6.883%,
1/15/12(b)(c).....................    A             3,066       3,277,585
- -------------------------------------------------------------------------
TOTAL TARGETED RETURN INDEX SECURITIES
(IDENTIFIED COST $6,277,367)                                    6,603,136
- -------------------------------------------------------------------------

                                                  SHARES
                                                 --------
PREFERRED STOCKS--0.7%

CONSUMER FINANCE--0.7%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                 10,000       6,559,219
- -------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $6,689,765)                                    6,559,219
- -------------------------------------------------------------------------

COMMON STOCKS--56.5%
ADVERTISING--0.9%
Lamar Advertising Co.(e)..........                262,100  $    8,895,674

AEROSPACE & DEFENSE--3.0%
General Dynamics Corp. ...........                138,400      10,951,592
L-3 Communications Holdings,
Inc.(e)...........................                120,500       5,663,500
United Technologies Corp. ........                222,100      13,696,907
                                                           --------------
                                                               30,311,999
                                                           --------------


                                                  SHARES       VALUE
                                                 --------  --------------
AIR FREIGHT & COURIERS--0.8%
FedEx Corp. ......................                143,700  $    7,643,403
BANKS--4.7%
Bank of America Corp. ............                285,900      19,955,821
Bank of New York Co., Inc.
(The).............................                163,500       4,251,000
FleetBoston Financial Corp. ......                 76,700       1,794,013
U.S. Bancorp......................                320,200       6,753,018
Wells Fargo & Co. ................                315,800      15,938,426
                                                           --------------
                                                               48,692,278
                                                           --------------
BROADCASTING & CABLE TV--1.4%
Clear Channel Communications,
Inc.(e)...........................                294,700      10,918,635
Liberty Media Corp. Class A(e)....                341,900       2,827,513
                                                           --------------
                                                               13,746,148
                                                           --------------
COMPUTER & ELECTRONICS RETAIL--0.4%
RadioShack Corp.(e)...............                204,400       4,271,960
COMPUTER HARDWARE--1.5%
International Business Machines
Corp. ............................                196,200      15,488,028
COMPUTER STORAGE & PERIPHERALS--0.4%
Lexmark International, Inc.(e)....                 64,300       3,820,706
DATA PROCESSING SERVICES--1.9%
The BISYS Group, Inc.(e)..........                284,100       5,085,390
First Data Corp. .................                176,600       6,170,404
Fiserv, Inc.(e)...................                257,100       8,031,804
                                                           --------------
                                                               19,287,598
                                                           --------------
DIVERSIFIED CHEMICALS--1.4%
Dow Chemical Co. (The)............                203,700       5,294,163
Du Pont (E.I.) de Nemours &
Co. ..............................                206,000       8,497,500
                                                           --------------
                                                               13,791,663
                                                           --------------
DIVERSIFIED COMMERCIAL SERVICES--0.7%
Cendant Corp.(e)..................                584,600       6,722,900
DIVERSIFIED FINANCIAL SERVICES--3.5%
Citigroup, Inc. ..................                330,801      12,223,097
Freddie Mac.......................                112,200       6,909,276
J.P. Morgan Chase & Co. ..........                212,300       4,405,225
Morgan Stanley Dean Witter &
Co. ..............................                299,300      11,648,756
Stilwell Financial, Inc. .........                127,900       1,497,709
                                                           --------------
                                                               36,684,063
                                                           --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
Emerson Electric Co. .............                166,100       8,002,698
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Tech Data Corp.(e)................                190,300       6,080,085
EXCHANGE TRADED FUNDS--1.3%
S&P 500 Depository Receipts.......                143,500      12,702,620

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
GENERAL MERCHANDISE STORES--2.0%
Target Corp. .....................                238,500  $    7,183,620
Wal-Mart Stores, Inc. ............                246,500      13,200,075
                                                           --------------
                                                               20,383,695
                                                           --------------
HEALTH CARE DISTRIBUTORS & SERVICES--2.9%
Cardinal Health, Inc. ............                122,200       8,457,462
McKesson Corp. ...................                585,900      17,465,679
Omnicare, Inc. ...................                170,900       3,713,657
                                                           --------------
                                                               29,636,798
                                                           --------------
HEALTH CARE EQUIPMENT--0.7%
Bard (C.R.), Inc. ................                125,800       7,035,994
HEALTH CARE FACILITIES--0.4%
HCA, Inc. ........................                100,300       4,362,047
INDUSTRIAL CONGLOMERATES--1.4%
General Electric Co. .............                557,500      14,076,875
INDUSTRIAL MACHINERY--0.5%
Ingersoll-Rand Co. ...............                121,400       4,734,600
INTEGRATED OIL & GAS--3.2%
ChevronTexaco Corp. ..............                159,800      10,807,274
Conocophillips....................                203,811       9,884,834
Exxon Mobil Corp. ................                338,600      11,397,276
                                                           --------------
                                                               32,089,384
                                                           --------------
INTEGRATED TELECOMMUNICATION SERVICES--2.5%
BellSouth Corp. ..................                233,100       6,095,565
SBC Communications, Inc. .........                376,500       9,660,990
Verizon Communications, Inc. .....                257,100       9,708,096
                                                           --------------
                                                               25,464,651
                                                           --------------
LIFE & HEALTH INSURANCE--0.6%
MetLife, Inc. ....................                252,700       6,034,476
MANAGED HEALTH CARE--0.9%
Caremark Rx, Inc.(e)..............                282,300       4,996,710
First Health Group Corp.(e).......                144,600       3,756,708
                                                           --------------
                                                                8,753,418
                                                           --------------
MOVIES & ENTERTAINMENT--1.9%
AOL Time Warner, Inc.(e)..........                398,100       5,871,975
Viacom, Inc. Class B(e)...........                291,600      13,008,276
                                                           --------------
                                                               18,880,251
                                                           --------------
MULTI-LINE INSURANCE--1.8%
American International Group,
Inc. .............................                289,500      18,108,225
NETWORKING EQUIPMENT--1.1%
Cisco Systems, Inc.(e)............                972,606      10,873,735


                                                  SHARES       VALUE
                                                 --------  --------------
OFFICE SERVICES & SUPPLIES--0.3%
Miller (Herman), Inc. ............                171,000  $    3,086,550
OIL & GAS DRILLING--0.1%
Transocean Sedco Forex, Inc. .....                 52,999       1,164,918
OIL & GAS EQUIPMENT & SERVICES--0.4%
Baker Hughes, Inc. ...............                 74,200       2,155,510
Schlumberger Ltd. ................                 38,000       1,524,180
                                                           --------------
                                                                3,679,690
                                                           --------------
OIL & GAS EXPLORATION & PRODUCTION--3.0%
Anadarko Petroleum Corp. .........                104,200       4,641,068
Burlington Resources, Inc. .......                399,500      16,459,400
Devon Energy Corp. ...............                179,500       9,064,750
                                                           --------------
                                                               30,165,218
                                                           --------------
PACKAGED FOODS--0.4%
Dean Foods Inc.(e)................                110,100       4,127,649
PAPER PRODUCTS--0.7%
Bowater, Inc. ....................                 90,000       3,050,100
International Paper Co. ..........                106,700       3,727,031
                                                           --------------
                                                                6,777,131
                                                           --------------
PHARMACEUTICALS--2.7%
Johnson & Johnson.................                220,500      12,954,375
King Pharmaceuticals, Inc.(e).....                155,700       2,389,995
Pfizer, Inc. .....................                370,200      11,761,254
                                                           --------------
                                                               27,105,624
                                                           --------------
PROPERTY & CASUALTY INSURANCE--0.1%
Travelers Property Casualty
B(e)..............................                 29,363         396,988
Travelers Property Casualty
Corp.(e)..........................                 14,292         190,798
                                                           --------------
                                                                  587,786
                                                           --------------
SEMICONDUCTOR EQUIPMENT--0.6%
Applied Materials, Inc.(e)........                179,700       2,700,891
Lam Research Corp.(e).............                166,000       2,089,940
Teradyne, Inc.(e).................                112,800       1,366,008
                                                           --------------
                                                                6,156,839
                                                           --------------
SEMICONDUCTORS--0.4%
Fairchild Semiconductor Corp.
Class A(e)........................                126,300       1,502,970
Intel Corp........................                148,200       2,563,860
                                                           --------------
                                                                4,066,830
                                                           --------------
SOFT DRINKS--2.5%
Coca-Cola Co. (The) ..............                271,300      12,610,024
PepsiCo, Inc. ....................                280,800      12,383,280
                                                           --------------
                                                               24,993,304
                                                           --------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
SYSTEMS SOFTWARE--1.7%
Microsoft Corp.(e)................                317,300  $   16,966,031
TELECOMMUNICATIONS EQUIPMENT--0.4%
Harris Corp. .....................                159,000       4,194,420
- -------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $577,943,555)                                569,647,962
- -------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.5%
IT CONSULTING & SERVICES--0.5%
Accenture Ltd. Class A
(Bermuda).........................                278,900       4,707,832
- -------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,091,324)                                    4,707,832
- -------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.3%
(IDENTIFIED COST $926,674,179)                                939,087,629
- -------------------------------------------------------------------------
                                   STANDARD
                                   & POOR'S        PAR
                                   RATING         VALUE
                                   (Unaudited)    (000)        VALUE
                                      ----       --------  --------------
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--4.9%
UBS Finance (DE), Inc. 1.89%,
11/1/02...........................  A-1+         $ 13,235  $   13,235,000
Goldman Sachs Group L.P. 1.77%,
11/6/02...........................  A-1+            3,005       3,004,261
Harley-Davidson Funding Corp.
1.75%, 11/7/02....................   A-1            5,750       5,748,323

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
Koch Industries, Inc. 1.75%,
11/8/02...........................  A-1+         $  5,000  $    4,998,299
ABSC Capital Corp. 1.82%,
11/12/02..........................   A-1            5,000       4,997,219
General Electric Capital Corp
1.77%, 11/12/02...................  A-1+            2,235       2,233,791
CIT Group, Inc. 1.81%, 11/14/02...   A-1            4,785       4,781,872
BellSouth Corporation 1.74%,
11/15/02..........................  A-1+            3,735       3,732,473
ABSC Capital Corp. 1.85%,
11/18/02..........................   A-1            1,900       1,898,340
ABSC Capital Corp. 1.81%,
11/20/02..........................   A-1            2,500       2,497,612
Executive Jet,Inc. 1.75%,
12/16/02..........................  A-1+            2,500       2,494,531
                                                           --------------
                                                               49,621,721
                                                           --------------
FEDERAL AGENCY SECURITIES--0.8%
SLMA 1.67%, 11/5/02...............   AAA            5,785       5,783,927
Federal National Mtge Assoc.
1.70%, 11/6/02....................   AAA            1,295       1,294,694
Federal Home Loan Mtge Corp.
1.58%, 11/26/02...................   AAA            1,175       1,173,711
                                                           --------------
                                                                8,252,332
                                                           --------------
- -------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $57,874,053)                                  57,874,053
- -------------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $984,548,232)                                996,961,682(a)
Other assets and liabilities, net--1.0%                        10,195,921
                                                           --------------
NET ASSETS--100.0%                                         $1,007,157,603
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $88,344,694 and gross depreciation of $82,683,088 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $991,300,076.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $28,279,701 or 2.8 % of net assets.
(c) As rated by Moody's, or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
(e) Non-income producing.
(f) Illiquid. At October 31, 2002, these securities amounted to a value of $3,795,000 or 0.4% of net assets.
                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value, including $671,066
 of securities on loan (Identified cost
 $984,548,232)                                        $  996,961,682
Short-term investments held as collateral for loaned
 securities                                                  689,920
Cash                                                         567,595
Receivables
 Investment securities sold                                8,774,628
 Interest and dividends                                    4,559,021
 Fund shares sold                                             98,248
Other Receivables                                            113,281
Prepaid expenses                                              20,270
                                                      --------------
   Total assets                                        1,011,784,645
                                                      --------------
LIABILITIES
Payables
 Collateral on securities loaned                             689,920
 Investment securities purchased                           1,986,500
 Fund shares repurchased                                     806,718
 Investment advisory fee                                     461,375
 Transfer agent fee                                          331,772
 Distribution fee                                            225,858
 Financial agent fee                                          35,664
 Trustees' fee                                                 5,200
 Payable to adviser                                            1,746
Accrued expenses                                              82,289
                                                      --------------
   Total liabilities                                       4,627,042
                                                      --------------
NET ASSETS                                            $1,007,157,603
                                                      ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $1,035,827,136
Undistributed net investment income                        2,065,534
Accumulated net realized loss                            (43,148,517)
Net unrealized appreciation                               12,413,450
                                                      --------------
NET ASSETS                                            $1,007,157,603
                                                      ==============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $981,389,488)                                            76,539,424
Net asset value per share                                     $12.82
Offering price per share $12.82/(1-5.75%)                     $13.60
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $25,768,115)                                              2,015,927
Net asset value and offering price per share                  $12.78

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                               $  31,860,676
Dividends                                                  8,565,167
Security lending                                              20,280
Foreign taxes withheld                                       (10,392)
                                                       -------------
   Total investment income                                40,435,731
                                                       -------------
EXPENSES
Investment advisory fee                                    6,297,218
Distribution fee, Class A                                  2,821,274
Distribution fee, Class B                                    311,162
Financial agent fee                                          446,105
Transfer agent                                             1,823,977
Custodian                                                    138,325
Printing                                                     115,592
Professional                                                  42,889
Registration                                                  27,266
Trustees                                                      26,611
Miscellaneous                                                 51,159
                                                       -------------
   Total expenses                                         12,101,578
   Custodian fees paid indirectly                               (798)
                                                       -------------
   Net expenses                                           12,100,780
                                                       -------------
NET INVESTMENT INCOME                                     28,334,951
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (24,043,669)
Net change in unrealized appreciation (depreciation)
 on investments                                          (94,325,568)
                                                       -------------
NET LOSS ON INVESTMENTS                                 (118,369,237)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ (90,034,286)
                                                       =============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended        Year Ended
                                                                 10/31/02          10/31/01
                                                              --------------    --------------
FROM OPERATIONS
 Net investment income (loss)                                 $   28,334,951    $   34,306,800
 Net realized gain (loss)                                        (24,043,669)      (17,299,413)
 Net change in unrealized appreciation (depreciation)            (94,325,568)      (78,457,337)
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    (90,034,286)      (61,449,950)
                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                  (29,398,318)      (40,269,954)
 Net investment income, Class B                                     (576,262)         (688,865)
 Net realized short-term gains, Class A                                   --       (11,955,539)
 Net realized short-term gains, Class B                                   --          (298,776)
 Net realized long-term gains, Class A                                    --      (154,323,317)
 Net realized long-term gains, Class B                                    --        (3,856,651)
                                                              --------------    --------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (29,974,580)     (211,393,102)
                                                              --------------    --------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,089,857 and 2,813,922
   shares, respectively)                                          42,755,275        41,911,813
 Net asset value of shares issued from reinvestment of
   distributions (1,955,441) and 13,360,552 shares,
   respectively)                                                  27,036,145       194,154,270
 Cost of shares repurchased (13,098,236 and 12,317,322
   shares, respectively)                                        (179,151,579)     (185,579,723)
                                                              --------------    --------------
Total                                                           (109,360,159)       50,486,360
                                                              --------------    --------------
CLASS B
 Proceeds from sales of shares (449,565 and 534,450 shares,
   respectively)                                                   6,249,169         7,896,666
 Net asset value of shares issued from reinvestment of
   distributions (39,251 and 315,860 shares, respectively)           541,604         4,581,083
 Cost of shares repurchased (754,036 and 580,244 shares,
   respectively)                                                 (10,117,014)       (8,622,642)
                                                              --------------    --------------
Total                                                             (3,326,241)        3,855,107
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
   TRANSACTIONS                                                 (112,686,400)       54,341,467
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS                          (232,695,266)     (218,501,585)
NET ASSETS
 Beginning of period                                           1,239,852,869     1,458,354,454
                                                              --------------    --------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $2,065,534 AND $3,105,964, RESPECTIVELY]         $1,007,157,603    $1,239,852,869
                                                              ==============    ==============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                 --------------------------------------------------------------------------------
                                                    2002(3)               2001             2000             1999             1998
Net asset value, beginning of period                 $14.27             $17.63           $17.92           $16.29           $18.07
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          0.34(4)            0.41             0.47             0.40             0.42
 Net realized and unrealized gain (loss)              (1.43)             (1.20)            0.77             2.25             0.90
                                                       ----               ----             ----             ----             ----
     TOTAL FROM INVESTMENT OPERATIONS                 (1.09)             (0.79)            1.24             2.65             1.32
                                                       ----               ----             ----             ----             ----
LESS DISTRIBUTIONS
 Dividends from net investment income                 (0.36)             (0.48)           (0.44)           (0.39)           (0.40)
 Distributions from net realized gains                   --              (1.86)           (1.09)           (0.63)           (2.70)
 In excess of net realized gains                         --              (0.23)              --               --               --
                                                       ----               ----             ----             ----             ----
     TOTAL DISTRIBUTIONS                              (0.36)             (2.57)           (1.53)           (1.02)           (3.10)
                                                       ----               ----             ----             ----             ----
Change in net asset value                             (1.45)             (3.36)           (0.29)            1.63            (1.78)
                                                       ----               ----             ----             ----             ----
NET ASSET VALUE, END OF PERIOD                       $12.82             $14.27           $17.63           $17.92           $16.29
                                                       ----               ----             ----             ----             ----
                                                       ----               ----             ----             ----             ----
Total return(1)                                       (7.77)%            (4.46)%           7.13%           16.73%            8.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $981,389         $1,207,395       $1,423,113       $1,561,026       $1,548,475
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                    1.02%(2)           1.00%(2)         1.00%(2)         0.97%(2)         0.97%
 Net investment income                                 2.46%              2.58%            2.55%            2.19%            2.41%
Portfolio turnover rate                                  52%                45%              50%              57%             138%

                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                 --------------------------------------------------------------------------------
                                                    2002(3)               2001             2000             1999             1998
Net asset value, beginning of period                 $14.23             $17.52           $17.85           $16.25           $18.04
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          0.24(4)            0.30             0.33             0.27             0.30
 Net realized and unrealized gain (loss)              (1.43)             (1.18)            0.77             2.24             0.90
                                                       ----               ----             ----             ----             ----
     TOTAL FROM INVESTMENT OPERATIONS                 (1.19)             (0.88)            1.10             2.51             1.20
                                                       ----               ----             ----             ----             ----
LESS DISTRIBUTIONS
 Dividends from net investment income                 (0.26)             (0.32)           (0.34)           (0.28)           (0.29)
 Distributions from net realized gains                   --              (1.86)           (1.09)           (0.63)           (2.70)
 In excess of net realized gains                         --              (0.23)              --               --               --
                                                       ----               ----             ----             ----             ----
     TOTAL DISTRIBUTIONS                              (0.26)             (2.41)           (1.43)           (0.91)           (2.99)
                                                       ----               ----             ----             ----             ----
Change in net asset value                             (1.45)             (3.29)           (0.33)            1.60            (1.79)
                                                       ----               ----             ----             ----             ----
NET ASSET VALUE, END OF PERIOD                       $12.78             $14.23           $17.52           $17.85           $16.25
                                                       ----               ----             ----             ----             ----
                                                       ----               ----             ----             ----             ----
Total return(1)                                       (8.49)%            (5.10)%           6.29%           15.84%            7.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $25,768            $32,457          $35,242          $38,613          $32,988
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                    1.77%(2)           1.75%(2)         1.75%(2)         1.72%(2)         1.72%
 Net investment income                                 1.71%              1.83%            1.80%            1.45%            1.66%
Portfolio turnover rate                                  52%                45%              50%              57%             138%

(1) Maximum sales charge is not reflected in total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% and from 1.70% to 1.71% for class A and class B, respectively. There was no effect to net investment income
    (loss) per share or to net realized and unrealized gain (loss) per share for Class A and B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) Computed using average shares outstanding.
                       See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

   The Phoenix Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of six investment portfolios, each with distinct investment objectives. The Core Bond Fund is a diversified fund and seeks to provide both current income and capital appreciation. The Aggressive Growth Fund is a diversified Fund and seeks appreciation of capital through the use of aggressive investment techniques. The Capital Growth Fund is a diversified Fund and seeks a long-term appreciation of capital. The High Yield Fund is a diversified Fund and seeks to provide high current income. The Money Market Fund is a diversified Fund and seeks to provide as high a level of current income consistent with capital preservation and liquidity. The Balanced Fund is a diversified Fund and seeks to provide reasonable income, long-term capital growth and conservation of capital.

   Each Fund offers both Class A and Class B shares and, additionally, Core Bond Fund, Aggressive Growth Fund, High Yield Fund, and Money Market Fund offer Class C shares. Class A shares of Aggressive Growth Fund, Capital Growth Fund and Balanced Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of Core Bond Fund and High Yield Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

   Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2002, the total value of these securities represented approximately 7.1%, 7.9% and 1.5% of net assets of Core Bond Fund, High Yield Fund and Balanced Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   Effective November 1, 2001, the Trust adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Trust or the Trust's net asset values, but resulted in reductions to the cost of securities, corresponding increases in net unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income based on securities held by each Fund on October 31, 2001 as detailed below:

                                                           Increase in
                                                            Unrealized
                                        Reduction in       Appreciation
              Series                 Cost of Securities   (Depreciation)
              ------                 ------------------   --------------
Phoenix-Duff & Phelps Core Bond
 Fund..............................        19,317              19,317
Phoenix-Engemann Capital Growth
 Fund..............................         2,711               2,711
Phoenix-Goodwin High Yield Fund....        12,530              12,530
Phoenix-Oakhurst Balanced Fund.....       276,412             276,412

   The effect of this change for the year ended October 31, 2002 was to increase (decrease) net investment income, increase (decrease) net

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Fund as detailed below. The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change.

                       Increase (Decrease)   Net Unrealized   Net Realized
                        in Net Investment     Appreciation       Gains
       Series                Income          (Depreciation)     (Losses)
       ------          -------------------   --------------   ------------
Phoenix-Duff & Phelps
 Core Bond Fund......       $ (49,899)         $ 255,469       $(205,570)
Phoenix-Engemann
 Aggressive Growth
 Fund................          (7,448)                --           7,448
Phoenix-Engemann
 Capital Growth
 Fund................        (158,924)           154,900           4,024
Phoenix-Goodwin High
 Yield Fund..........        (110,269)            98,993          11,276
Phoenix-Oakhurst
 Balanced Fund.......         122,718            134,664        (257,382)

C. INCOME TAXES:

   Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain prior year distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each of the Funds, except the Core Bond Fund and Money Market Fund, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed. At October 31, 2002, the Trust had no forward currency contracts.

G. SECURITY LENDING:

   The Trust loans securities to qualified brokers through an agreement with State Street Bank and Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

H. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

I. OPTIONS:

   Each of the Funds, except for the Core Bond Fund and Money Market Fund, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund, except for the Core Bond Fund and Money Market Fund, may purchase options which are included in the funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At October 31, 2002, the Trust had no options.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. FORWARD CONTRACT LOAN TRANSACTIONS:

   The Trust may use forward contract loan transactions to gain exposure to the syndicated loan market. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the underlying loans.

L. SWAP AGREEMENTS:

   The Funds, except the Core Bond Fund and Money Market Fund, may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Funds' custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

   At October 31, 2002, the High Yield Fund had the following swap agreements outstanding:

                                                              Unrealized
                                                             Appreciation
Notional Amount                                             (Depreciation)
- ---------------                                             --------------
Credit Default Swaps
  $3,000,000      Agreement with Deutsche Bank dated
                  January 15, 2002, terminating on February
                  15, 2004, to receive 7% per year times
                  the notional amount. The fund pays only
                  upon a default event of Calpine Corp.,
                  the notional amount times the difference
                  between the par value and the market
                  value of Calpine Corp. 4% bond due
                  December 26, 2006                          $(1,888,000)
  $3,000,000      Agreement with Deutsche Bank dated
                  November 9, 2001, terminating on June 1,
                  2004, to receive 6.25% per year times the
                  notional amount. The fund pays only upon
                  a default event of The Shaw Group, Inc.,
                  the notional amount time the difference
                  between the par value and the market
                  value of The Shaw Group, Inc. 0% bond due
                  May 1, 2021                                $  (655,000)
  $3,000,000      Agreement with Deutsche Bank dated March
                  27, 2002, terminating on March 27, 2007,
                  to receive 5.35% per year times the
                  notional amount. The fund pays only upon
                  a default event of The Gap, Inc., the
                  notional amount times the difference
                  between the par value and the market
                  value of The Gap, Inc. 6.90% bond due
                  September 15, 2007                         $  (270,000)

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

                                                              Unrealized
                                                             Appreciation
Notional Amount                                             (Depreciation)
- ---------------                                             --------------
 $(5,000,000)     Agreement with JP Morgan dated October
                  18, 2002, terminating on October 28,
                  2006, to pay 2.65% per year times the
                  notional amount. The fund receives only
                  upon a default event of JP Morgan High
                  Yield Debt Index BB, the notional amount
                  times the difference between the par
                  value and the market value of JP Morgan
                  High Yield Debt Index BB 8.75% bond due
                  May 15, 2007                               $  (143,000)
 $(3,000,000)     Agreement with Morgan Stanley dated
                  October 11, 2002, terminating on October
                  11, 2007, to pay 2.05% per year times the
                  notional amount. The fund receives only
                  upon a default event of Federated
                  Department Stores, Inc., the notional
                  amount times the difference between the
                  par value and the market value of
                  Federated Department Stores, Inc. 6.625%
                  bond due April 1, 2011                     $  (105,000)
$(20,000,000)     Agreement with Deutsche Bank AG dated
                  December 19, 2001, terminating October
                  28, 2006, to pay 0.70% per year times the
                  notional amount. The fund receives only
                  upon reaching a threshold aggregate loss
                  amount of USD 5,641,025, the notional
                  amount times the difference between the
                  reference amount and the market value of
                  the defaulted reference obligation
                  included as part of a 72 member basket.
                  At October 31, 2002, the aggregate loss
                  amount was USD 1,108,974                   $ 1,066,000
                                                             -----------
                                                             $(1,995,000)
                                                             ===========

M. HIGH YIELD DEBT INDEX SECURITIES, TARGETED RETURN INDEX SECURITIES, AND TRADED CUSTODY RECEIPTS:

   The Trust invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the "underlying securities"). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Trust.

   High yield debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield credits. Certain baskets may be purchased on an unfunded basis such that the Trust receives interest payments based upon the notional amount of the basket. In connection with these investments collateral may be set aside by the Trust's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Trust will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the Trust will then receive its pro rata interest of the defaulted security or equivalent cash amount.

   Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index which is a component of the Lehman Brothers U.S. Aggregate Index.

   Traded custody receipts are custody receipts, which represent an ownership interest in an equal par-weighted portfolio of 35 benchmark U.S. corporate bonds.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., which is an indirect wholly-owned subsidiary of PNX, are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate fund:

                                             1st $1     $1-2       $2+
                                             Billion   Billion   Billion
                                             -------   -------   -------
Core Bond Fund.............................   0.45%     0.40%     0.35%
Capital Growth Fund........................   0.70%     0.65%     0.60%
High Yield Fund............................   0.65%     0.60%     0.55%
Money Market Fund..........................   0.40%     0.35%     0.30%
Balanced Fund..............................   0.55%     0.50%     0.45%

                                           1st $50   $50-500    $500+
                                           Million   Million   Million
                                           -------   -------   -------
Aggressive Growth Fund...................   0.90%     0.80%     0.70%

   DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining funds within the Trust.

   Effective August 21, 2002, the Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.60% for Class A shares, 1.35% for Class B shares and 1.60% for Class C shares of the average of the aggregate daily net asset value, through February 28, 2003. Prior to that date, the rates were 0.85% for Class A shares, 1.60% for Class B shares and 1.85% for Class C shares.

   Roger Engemann & Associates, Inc. ("REA") is the subadvisor to the Aggressive Growth Fund and Capital Growth Fund. For its services,

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

REA is paid a fee by the Adviser equal to 0.40% of the average daily net assets of the Aggressive Growth Fund up to $50 million, 0.30% of such value between $50 million and $262 million, 0.45% of such value between $262 and $500 million, and 0.35% of such value in excess of $500 million and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of PNX.

   Phoenix Equity Planning Corporation (PEPCO), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $413,463 for Class A shares, deferred sales charges of $538,730 for Class B shares and $7,495 for Class C shares, for the year ended October 31, 2002. In addition, each Fund except the Money Market Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund; the distribution fee for the Money Market Fund is 0%, 0.75% and 1.00% for Class A, Class B and Class C, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 2002, $2,061,402 was retained by the Distributor, $5,612,090 was paid to unaffiliated participants, and $684,886 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   For the year ended October 31, 2002, the Trust paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions of $86,277 in connection with portfolio transactions effected by it.

As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2002, financial agent fees were $1,684,826, of which PEPCO received $232,741. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended October 31, 2002, transfer agent fees were $6,812,307, of which PEPCO retained $2,834,467.

   At October 31, 2002, PNX and affiliates held Trust shares which aggregated the following:

                                                          Aggregate
                                                          Net Asset
                                               Shares       Value
                                              ---------   ----------
Core Bond Fund, Class A.....................        412   $    3,679
Core Bond Fund, Class C.....................     13,279      118,312
Aggressive Growth Fund, Class A.............         10           97
Aggressive Growth Fund, Class B.............     12,456      114,097
Aggressive Growth Fund, Class C.............      5,133       47,023
High Yield Fund, Class A....................        663        2,990
Money Market Fund, Class A..................  9,328,297    9,328,297
Money Market Fund, Class C..................    108,471      108,471

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended October 31, 2002 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                         Purchases          Sales
                                       --------------   --------------
Core Bond Fund.......................  $   15,422,929   $   12,674,791
Aggressive Growth Fund...............     400,271,809      438,137,470
Capital Growth Fund..................   1,128,571,394    1,342,991,924
High Yield Fund......................     260,788,577      290,741,723
Balanced Fund........................     442,710,758      523,361,012

   Purchases and sales of U.S. Government and agency securities during the year ended October 31, 2002, aggregated the following:

                                          Purchases        Sales
                                         ------------   ------------
Core Bond Fund.........................  $ 73,400,541   $ 77,464,025
Balanced Fund..........................   126,311,235    151,998,193

4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION

   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                              Expiration Year
                            ---------------------------------------------------
                               2003          2004         2006         2007
                            -----------   ----------   ----------   -----------
Core Bond Fund............           --   $2,433,827           --   $ 6,429,814
Aggressive Growth Fund....           --           --           --            --
Capital Growth Fund.......           --           --           --            --
High Yield Fund...........  $46,929,335           --   $1,533,950    38,223,988
Balanced Fund.............           --           --           --            --

                                                 Expiration Year
                                     ----------------------------------------
                                        2008           2009          2010
                                     -----------   ------------   -----------
Core Bond Fund.....................  $ 8,192,129             --   $ 2,929,428
Aggressive Growth Fund.............           --   $127,300,748    27,489,400
Capital Growth Fund................           --    396,211,833    97,731,301
High Yield Fund....................   27,836,215     66,603,160    70,134,673
Balanced Fund......................           --     18,032,864    21,868,872

   Core Bond Fund and High Yield Fund have expired capital loss carryovers of $4,084,441 and $14,103,053, respectively.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $218,404 for Core Bond Fund, $2,065,536 for Balanced Fund and $0 for all other funds and undistributed long-term capital gains of $0 for all funds.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended October 31, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, expired capital loss carryovers and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following Funds recorded reclassifications to increase (decrease) the accounts listed below:

                          Capital paid in        Undistributed     Accumulated
                             on shares         of net investment   net realized
                        beneficial interest      income (loss)     gain (loss)
                        -------------------    -----------------   ------------
Core Bond Fund........      $(4,992,278)          $1,282,774       $ 3,709,504
Aggressive Growth
 Fund.................       (3,243,285)           3,243,285                --
Capital Growth Fund...       (5,872,174)           5,872,174                --
High Yield Fund.......      (13,802,953)            (501,979)       14,304,932
Balanced Fund.........         (862,681)             875,611           (12,930)

                       TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended October 31, 2002, for federal income tax purposes, 30.20% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO]

To the Board of Trustees and Shareholders of Phoenix Series Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereinafter referred to as the "Trust") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Boston, Massachusetts
December 16, 2002

                               PHOENIX SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.   EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

       d.1 Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated January 1, 1994 covering the Aggressive Growth Fund, Balanced Fund, Capital Growth Fund, High Yield Fund, Money Market Fund, and Bond Fund*, filed via EDGAR as
             Exhibit 5 with Post-Effective Amendment No. 84 on February 27, 1997, and incorporated herein by reference. (*Duff & Phelps Investment Management Co. substituted for PIC, effective October 8, 1999.)

       d.2 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated June 26, 1998 covering the Aggressive Growth Fund, filed via EDGAR with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       d.3 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates dated August 6, 1999, covering the Capital Growth Fund, filed via EDGAR with Post-Effective Amendment No. 90 on February 23, 2000 and incorporated herein by reference.

       e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as
             Exhibit 6.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement, filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds, filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       f.    None.

       g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 84 on February 27, 1997, and incorporated herein by reference.

       h.2 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       h.3 Sub-Transfer Agent Agreement Between Phoenix Equity Planning Corporation, and State Street Bank & Trust Company, dated July 21, 1994, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 85 on December 27, 1997, and incorporated herein by reference.

       h.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of February 27, 1998, filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 31, 1998 filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       i. Opinion of Counsel as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

       j.*   Consent of PricewaterhouseCoopers LLP filed via EDGAR herewith.

       k.    Not Applicable.

       l.    None.

       m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       m.2 Class B Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

       m.3 Class C Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.


       o.1 Third amended and Restated Rule 18f-3 Multi-Class Distribution Plan effective November 1, 2001, filed via EDGAR with Post-Effective Amendment No. 94 on February 26, 2002 and incorporated herein by reference.


       p.* Amended and Restated Code of Ethics of the Trust, Advisers, Subadvisers and Distributor filed via EDGAR herewith.


       q.*   Powers of Attorney for all Trustees filed via EDGAR herewith.


       --------------
       *Filed herewith


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
   None.

ITEM 25.   INDEMNIFICATION
   The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
   See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Adviser's current Form ADV (PIC: SEC File No. 801-5995 and Duff & Phelps:
SEC File No. 801-14813) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS
   (a) Equity Planning also serves as the principal underwriter for the following other registrants:


       Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Strategic Equity Series Fund, Phoenix Zweig Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAl.

   (c) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:



     NAME AND PRINCIPAL                                      POSITIONS AND OFFICES                    POSITIONS AND OFFICES
      BUSINESS ADDRESS                                         WITH DISTRIBUTOR                          WITH REGISTRANT
      ----------------                                         ----------------                          ---------------

William R. Moyer                                       Director, Executive Vice President         Vice President
56 Prospect Street                                     and Chief Financial Officer and
P.O. Box 150480                                        Treasurer
Hartford, CT 06115-0480


John F. Sharry                                         President,                                 Executive Vice President
56 Prospect St.                                        Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480


Robert S. Driessen                                     Vice President, Compliance                 Vice President and
56 Prospect Street                                                                                Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                                   Assistant Vice President,                  Assistant Treasurer
56 Prospect Street                                     Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS
     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Series' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Duff & Phelps Investment Management Co. is 55 East Monroe Street, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

ITEM 29.   MANAGEMENT SERVICES
   All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30.   UNDERTAKINGS
   Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 25th day of February, 2003.


                                           PHOENIX SERIES FUND


ATTEST: /s/ Richard J. Wirth               BY: /s/ Philip R. McLoughlin
        --------------------------             -------------------------------
            Richard J. Wirth                       Philip R. McLoughlin
            Assistant Secretary                    President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 25th day of February, 2003.



                   SIGNATURE                                                         TITLE
                   ---------                                                         -----
                                                                                     Trustee
------------------------------------------------
                Robert Chesek*
                                                                                     Trustee
------------------------------------------------
               E. Virgil Conway*


             /s/ Nancy G. Curtiss                                                    Treasurer (Principal
------------------------------------------------                                     Financial and
               Nancy G. Curtiss                                                      Accounting Officer)

                                                                                     Trustee
------------------------------------------------
             Harry Dalzell-Payne*

                                                                                     Trustee
------------------------------------------------
             Francis E. Jeffries*

                                                                                     Trustee
------------------------------------------------
               Leroy Keith, Jr.*


                                                                                     Trustee
------------------------------------------------
              Marilyn E. LaMarche



           /s/ Philip R. McLoughlin                                                  Trustee and President
------------------------------------------------                                     (Principal Executive Officer)
             Philip R. McLoughlin

                                                                                     Trustee
------------------------------------------------
             Geraldine M. McNamara

                                                                                     Trustee
------------------------------------------------
              Everett L. Morris*

                                                                                     Trustee
------------------------------------------------
                James M. Oates*

                                                                                     Trustee
------------------------------------------------
             Richard E. Segerson*

                                                                                     Trustee
------------------------------------------------
            Lowell P. Weicker, Jr.*


   By /s/ Philip R. McLoughlin
      ------------------------------------------
   * Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.